UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8056

Praxis Mutual Funds

(Exact name of registrant as specified in charter)

P.O. Box 483

Goshen, IN 46527

(Address of principal executive offices) (Zip code)

Anthony Zacharski

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 977-2947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Praxis Mutual Funds

Annual Report

for the 12 months ending Dec. 31, 2012

Praxis Mutual Funds	Class A	Class I
Intermediate Income Fund	MIIAX	MIIIX
International Index Fund	MPLAX	MPLIX
Value Index Fund	MVIAX	MVIIX
Growth Index Fund	MGNDX	MMDEX
Small Cap Fund	MMSCX	MMSIX

Praxis Genesis Portfolios	Class A
Conservative Portfolio	MCONX
Balanced Portfolio	MBAPX
Growth Portfolio	MGAFX

Message from the President (unaudited)

Dear Praxis shareholder:

While the U.S. elections are behind us, and the “fiscal cliff” has been averted, the uncertainty continues, knowing that many of the systemic problems with entitlements and potential tax code revisions have not been resolved. Additionally, the need to raise the national debt limit in the first quarter looms on the horizon, underscoring the challenges ahead. As we have stated numerous times, if the past is any predictor of the future, at least in the short-term, there is little to assure us that volatility won’t be with us into the coming year.

This past year, 2012, was significant for Praxis Mutual Funds. In April, the Praxis International Fund was closed, and in December the Praxis Core Stock Fund was merged into the Praxis Growth Index Fund in a tax-free reorganization. These changes come as a result of our ongoing efforts to deliver value to you, our shareholders.

Shareholder advocacy is an integral part of our stewardship investing philosophy and practice. In 2012, we saw significant progress on a number of fronts, but particularly positive was our dialog with The Hershey Corporation. Since 2009, we have engaged Hershey on the use of children who are forced to work, often through coercion and violence, in the cocoa plantations in West Africa where 70 percent of the world’s cocoa is grown. And, thanks in part to our shareholder advocacy efforts, Hershey recently announced it will use 100 percent certified cocoa for all of its global chocolate product lines by 2020, as well as strengthen its programs to eradicate child labor in the cocoa industry.

As the largest chocolate manufacturer in North America, this commitment from Hershey should significantly increase the global supply and demand for certified cocoa. We applaud Hershey for taking this big step toward eliminating labor abuses in West African cocoa plantations, and we will continue encouraging them and others to address cocoa sourcing and labor standards around the world.

In December, the Praxis Board of Trustees recognized the significant work of Howard Brenneman who served as chair of the Board of Trustees of Praxis since its inception in 1994. We are deeply grateful for his vision and leadership. While serving as president of MMA, now Everence, Howard encouraged the development of Praxis, one of the first faith-based mutual funds in the country. We will miss his leadership and insights, and wish him well in his retirement from the Board. We also welcome R. Clair Sauder as the new chair of the Praxis Board of Trustees, and look forward to his leadership in the years to come.

On the following pages, you will find portfolio managers’ letters and performance reviews for each of the Praxis Mutual Funds, as well as an update on our stewardship investing activities. The work we do on your behalf in company screening, shareholder advocacy and community development are reminders that you can make a significant impact by the way you invest your dollars. I encourage you to read these letters for further expansion and explanation of their investment strategies and perspectives.

Message from the President (unaudited), continued

Thank you for being an investor with Praxis Mutual Funds. At Praxis, we strive to make a lasting impact on the world. We are able to do that because of you. We are doing better together – working to improve our local and global communities, one investment at a time. We are grateful for your support.

Sincerely,

David C. Gautsche

President, Praxis Mutual Funds

Praxis Mutual Funds are advised by Everence Capital Management and distributed through FINRA member BHIL Distributors Inc.

As of Dec. 31, 2012, the Praxis Growth Index Fund had invested 0.28 percent of its assets in Hershey. Fund holdings subject to change. To obtain holdings as of the end of the most recent quarter, visit www.praxismutualfunds.com.

The views expressed are those of the president of Praxis Mutual Funds as of Dec. 31, 2012, are subject to change, and may differ from the views of portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis stewardship investing report (unaudited)

The second half of 2012 featured a number of important gains in the area of stewardship investing:

Hershey1 commits to 100 percent certification by 2020

In addition to The Hershey Company’s announcement in early 2012 that it will begin making its Hershey’s Bliss chocolate products with 100 percent cocoa from Rainforest Alliance Certified farms, this fall the company committed to sourcing all of its cocoa beans from sources certified for environmental and labor standards by 2020. This announcement marks a major milestone for the company and the chocolate industry. Praxis continues to work with Hershey as it seeks to develop a company-wide certification program covering millions of pounds of cocoa beans.

BP2 appoints independent expert, transparency still elusive

While shareholders welcomed BP’s appointment of an independent expert, Carl Sandlin, to provide assurance on the implementation of the Bly Report recommendations, Praxis was disappointed at the decision to restrict Sandlin’s information and access to the BP Safety, Ethics, and Environmental Assurance Committee (SEEAC). Shareholders had long asked for greater, independent verification of the company’s progress on safety and risk management concerns. Conversations with both BP’s Corporate Secretary and SEEAC’s new chair, Paul Anderson, offered little progress. The conclusion and settlement of U.S. Department of Justice charges layered a new round of historic fines and criminal penalties on the company. While two federal monitors are to be appointed as part of this process, there is no clarity on what – if any – access shareholders and the public will have to these reports. Praxis and the global BP shareholder coalition is focused on strategic action prior to BP’s annual May 2013 meeting, seeking to further highlight transparency concerns to both the company and broader shareholder community.

Conflict minerals and cellular service providers: one step forward, one step back

For the past two years, Praxis Mutual Funds has worked with major cellular service providers about the use of conflict minerals – often mined by forced labor in the Democratic Republic of the Congo – in cell phones and other electronics. We are encouraged by the responses received from Sprint Nextel3 and Deutsch Telekom/T-Mobile4. In August, the Securities and Exchange Commission released long-awaited reporting guidelines for disclosing conflict mineral content. These rules had been developed over two years with input from both businesses and investors.

Unfortunately, in November 2012, three business associations filed suit to block the rules implementation, claiming the costs being placed on businesses were unfairly burdensome. Praxis and other concerned investors responded, issuing an investor statement opposing the lawsuit and supporting the new rules as fair and critical to addressing the humanitarian crisis in the Congo. You’re invited to visit www.praxismutualfunds.com to learn more about this situation and add your voice to encourage companies to continue their plans to voluntarily disclose their involvement in and efforts to address conflict minerals.

Looking beyond disasters, investing in long-term recovery

Everence and Praxis Mutual Funds stepped forward to help establish the Isaiah Fund – the nation’s first interfaith disaster recovery investment fund – in the wake of Hurricanes Rita and Katrina. In late 2012, Everence Community Investments became the first investor to commit $500,000 in support of the Isaiah Fund’s newest initiative to bring long-term disaster recovery to communities devastated by Hurricane Sandy. The Isaiah Fund is partnering with faith-based disaster recovery organizations, national foundations and civic groups in affected regions to identify where its investor efforts can best be used. Watch for more information in the community development investing section of the Praxis website.

Praxis stewardship investing report (unaudited), continued

Investing in the coming carbon transition

Praxis Mutual Funds has long held a concern for the implications of global warming – and the need for all sectors of society to work on solutions to lead us away from fossil fuel dependency. We recognize that there is no perfect solution for this problem. It will take many changes – big and small – and many years to shift our economy and society to a more sustainable path.

In addition to our shareholder advocacy efforts over the years, opportunities to invest in energy efficiency and clean power plays an important role in our positive investing initiative in the Praxis Intermediate Income Fund. To date, over $20 million (more than 6.5 percent of Fund assets) have been invested in bonds that combine high social impact and market rates of financial performance. Many of these bonds support clean energy expansion, energy-efficient technologies, LEED certified real estate and more. These investments are in addition to the Fund’s “1 percent or more” commitment to community development investments in disadvantaged communities around the world. And while these efforts are just a start, we see them as a down-payment on even greater investment opportunities yet to come.

Mark Regier

Director of Stewardship Investing

Everence Capital Management

1 As of Dec. 31, 2012, the Praxis Growth Index Fund had invested 0.28 percent of its assets in Hershey.

2 As of Dec. 31, 2012, the Praxis Growth Index Fund had invested 0.38 percent of its assets, the Praxis Value Index Fund had invested 0.63 percent of its assets, and the Praxis International Index Fund had invested 0.95 percent of its assets in BP.

3 As of Dec. 31, 2012, the Praxis Growth Index Fund had invested 0.34 percent of its assets in Sprint Nextel.

4 As of Dec. 31, 2012, the Praxis International Index Fund had invested 0.22 percent of its assets in Duetsche Telekom.

Fund holdings subject to change. To obtain holdings as of the most previous quarter, visit www.praxismutualfunds.com.

The views expressed are those of the director of stewardship investing as of Dec. 31, 2012, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Intermediate Income Fund

2012 Praxis Annual Report

Portfolio Managers’ Commentary (unaudited)

For the calendar year 2012, the Praxis Intermediate Income Fund’s Class A shares (without load) returned 4.64 percent versus the Barclays U.S. Aggregate Bond Index, which generated a return of 4.22 percent.

One of the primary reasons that the Fund outperformed its benchmark was the extra yield the Fund earned from its over-weighting of corporate bonds, commercial mortgage backed securities and asset backed securities. The Fund also benefited from its lack of Treasuries and an underweight to mortgage backed securities, both of which underperformed the broader benchmark. The Fund’s duration was shorter than the benchmark, which detracted from Fund performance as interest rates fell slightly from 2011’s closing levels.

Corporate bonds and commercial mortgage backed securities did exceptionally well as spreads (the yield premium over Treasuries) narrowed, leading to higher bond prices. Both sectors benefited from the Federal Reserve’s quantitative easing measures that forced investors to accept more risk to earn a return. As investors acquired more corporate bonds and commercial mortgage backed securities, prices rose and yields declined leading to higher total returns.

We believe that the most probable scenario in 2013 is that the economy will continue to grow at a modest rate somewhere around 2 percent. This rate of growth should keep the very easy monetary policies of the Federal Reserve in place and result in interest rates remaining at historically low levels. We also expect interest rates to bottom out during the year and to move up modestly to reflect the underlying improvement in growth.

We believe that the U.S. economy is in a de-leveraging cycle that will continue for several more years. Debt reduction is well advanced in the household sector, which is starting to spur the housing market again. The business sector was never over-leveraged, so not much needed to be done. However, the banking system was over-leveraged, and that has begun to change for the better. Banks have raised capital, continued to write off non-performing loans and are now in better shape. As the excesses of the housing sector are gradually cleaned up, the drag on the economy should start to fade. The lone holdout has been the federal government, which has continued to pile on more debt. We expect an extended period of de-leveraging of the federal government’s excessive debt burden, but this is unlikely to be a major priority in 2013 unless the bond market begins to pressure the government by requiring higher interest rates on its debt.

One of the potentially large risks that we see for 2013 is the situation in Europe, where the tension remains high over how to resolve the problems that have come from creating a common currency without a fiscal and political union. In the short run, the European Central Bank has papered over some of the problems with liquidity. Unfortunately, this is not a stable situation and does not solve the fiscal problems of southern Europe. The European Central Bank’s backstop may very well keep things under control for 2013, but the risk of a crisis is never very far away. There are always the usual suspects such as the political unrest in the Middle East, a possible slowdown in China, and the potential for nationalistic opposition to globalization. These are factors we have to live and cope with as we manage the portfolio.

The broad de-leveraging imperative for the developed economies hangs over all of us. We are attempting to manage through this by keeping the Fund’s duration relatively short, avoiding large risks, and keeping a well-diversified portfolio with enough yield to at least partially offset the longer term risk of rising interest rates. We also intend to keep enough liquidity in the portfolio to allow us to shift allocations to higher return asset classes under conditions of market stress. In short, our goal is for the Fund to seek to offer stability in a highly uncertain world even as a low starting yield (1.74 percent) for the Barclays Aggregate Bond Index suggests that future returns are unlikely to exceed 2 to 3 percent.

Benjamin J. Bailey, CFA®

Praxis Intermediate Income Fund Co-Manager

Everence Capital Management

Delmar King

Praxis Intermediate Income Fund Co-Manager

Everence Capital Management

The views expressed are those of the portfolio managers as of Dec. 31, 2012, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Intermediate Income Fund

Performance Review

Growth of $10,000 investment from 12/31/02 to 12/31/12

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 3.75%) of the Fund and Index from 12/31/02 to 12/31/12, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio*** Gross / Net
Intermediate Income
Class A (Without Load)		4.64%	5.78%	6.15%	4.94%	1.10%	0.98%
Class A *		0.75%	4.43%	5.35%	4.55%
Class I **	5/1/06	4.98%	6.18%	6.51%	5.15%	0.59%	0.59%
Barclays Capital Aggregate Bond Index[1]		4.22%	6.19%	5.95%	5.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.

**   Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

*** Reflects the expense ratios as reported in the Prospectus dated May 1, 2012. Contractual fee waivers are in effect from May 1, 2012 through April 30, 2013 for Class A.

1    Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Intermediate Income Fund	December 31, 2012

	PRINCIPAL AMOUNT	FAIR VALUE
ASSET BACKED SECURITIES—4.3%
Ally Auto Receivables Trust, 0.97%, 8/17/15	$2,001,501	$2,008,100
Ally Auto Receivables Trust, 1.11%, 1/15/15	990,680	992,974
Ally Auto Receivables Trust, 3.00%, 10/15/15(a)	1,356,459	1,357,810
Bank of America Auto Trust, 2.67%, 12/15/16(a)	1,076,323	1,084,679
Bank of America Auto Trust, 3.03%, 10/15/16(a)	646,024	648,801
Beacon Container Finance LLC, 3.72%, 9/20/27(a)	487,513	501,041
Cabela’s Master Credit Card Trust, 0.81%, 6/17/19+(a)	1,000,000	1,009,479
Cronos Containers Program Ltd., 4.21%, 5/18/27(a)	941,667	961,832
Domino’s Pizza Master Issuer LLC, 5.22%, 1/25/42(a)	988,750	1,111,133
Fairway Outdoor Funding LLC, 4.21%, 10/15/42(a)	498,795	498,878
Ford Credit Auto Owner Trust, 0.97%, 1/15/15	231,640	232,164
Ford Credit Auto Owner Trust, 4.43%, 11/15/14	242,908	246,535
Global SC Finance SRL, 4.11%, 7/19/27(a)	958,333	1,001,376
GTP Acquisition Partners I LLC, 4.35%, 6/15/16(a)	800,000	847,806
Hyundai Auto Receivables Trust, 1.65%, 2/15/17	1,000,000	1,019,933
SBA Tower Trust, 4.25%, 4/15/15(a)	750,000	787,936
Trip Rail Master Funding LLC, 2.71%, 7/15/41+(a)	829,290	834,231

TOTAL ASSET BACKED SECURITIES		15,144,708

COMMERCIAL MORTGAGE BACKED SECURITIES—4.9%
Bear Stearns Commercial Mortgage Securities, 4.67%, 6/11/41	1,000,000	1,083,795
Bear Stearns Commercial Mortgage Securities, 4.83%, 7/11/42	440,268	447,702
Bear Stearns Commercial Mortgage Securities, 4.95%, 2/11/41	17,973	18,012
Bear Stearns Commercial Mortgage Securities, 5.12%, 2/11/41+	1,000,000	1,086,236
Bear Stearns Commercial Mortgage Securities, 5.54%, 9/11/41	2,000,000	2,296,908
Bear Stearns Commercial Mortgage Securities, 5.61%, 6/11/50	325,613	333,262
Bear Stearns Commercial Mortgage Securities, 5.74%, 9/11/42+	1,000,000	1,192,457
Commercial Mortgage Pass Through Certificates, 2.85%, 10/15/45	1,000,000	1,027,347
Commercial Mortgage Pass Through Certificates, 3.39%, 5/15/45	1,000,000	1,077,592
DBUBS Mortgage Trust, 3.74%, 11/10/46(a)	720,938	779,774
JPMorgan Chase Commercial Mortgage Securities Corp., 4.63%, 3/15/46	181,041	181,348

	PRINCIPAL AMOUNT	FAIR VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES—4.9%, continued
JPMorgan Chase Commercial Mortgage Securities Corp., 4.90%, 10/15/42	$956,023	$955,338
JPMorgan Chase Commercial Mortgage Securities Corp., 4.92%, 10/15/42+	1,000,000	1,085,733
JPMorgan Chase Commercial Mortgage Securities Corp., 5.13%, 5/15/47	399,863	421,574
JPMorgan Chase Commercial Mortgage Securities Corp., 5.17%, 8/12/40+	409,204	409,140
JPMorgan Chase Commercial Mortgage Securities Corp., 5.40%, 5/15/45	2,000,000	2,296,274
Morgan Stanley Capital I, Inc., 3.88%, 9/15/47(a)	1,000,000	1,084,666
Morgan Stanley Capital I, Inc., 5.01%, 1/14/42	39,738	39,773
Morgan Stanley Capital I, Inc., 5.66%, 10/15/42+	167,695	169,541
Morgan Stanley Capital I, Inc., 5.82%, 8/12/41+	1,000,000	1,157,785
Wachovia Bank Commercial Mortgage Trust, 5.04%, 3/15/42	230,748	233,418

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES		17,377,675

FOREIGN BONDS—0.9%
Arab Republic of Egypt, 4.45%, 9/15/15	2,000,000	2,214,440
Province of Ontario, Canada, 4.10%, 6/16/14	1,000,000	1,053,977

TOTAL FOREIGN BONDS		3,268,417

MUNICIPAL BONDS—2.9%
Cincinnati Ohio Water System Rev., 6.46%, 12/01/34	600,000	698,646
City of Indianapolis IN, 0.63%, 7/01/14	1,000,000	999,780
City of Lancaster PA (CIFG), 5.59%, 11/15/34	1,000,000	1,055,250
Columbus Multi-High School Building Corp. Rev., 6.45%, 1/15/30	1,000,000	1,111,970
Fort Wayne International Airport Air Trade Center Building Corp., 4.25%, 7/15/16	500,000	532,280
Houston Independent School District, 6.17%, 2/15/34	1,000,000	1,194,460
Indianapolis Public School Multi-School Building, 5.73%, 7/15/29	1,500,000	1,677,480
LL&P Wind Energy, Inc. (XLCA), 5.73%, 12/01/17(a)	1,000,000	1,025,690
Warm Springs Reservation Confederated Tribe, 8.25%, 11/01/19	750,000	893,737
Wisconsin Department of Transportation, 5.84%, 7/01/30	800,000	911,912

TOTAL MUNICIPAL BONDS		10,101,205

CORPORATE BONDS—38.3%
ADVERTISING—0.6%
Interpublic Group of Cos., Inc., 10.00%, 7/15/17	750,000	819,375
Omnicom Group, Inc., 6.25%, 7/15/19	1,000,000	1,220,287

		2,039,662

AUTO COMPONENTS—0.3%
BorgWarner, Inc., 5.75%, 11/01/16	1,000,000	1,125,059

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund	December 31, 2012

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—38.3%, continued
BIOTECHNOLOGY—0.1%
Biogen Idec, Inc., 6.00%, 3/01/13	$500,000	$504,303

BROADCASTING & CABLE TV—0.3%
Comcast Corp., 5.15%, 3/01/20	1,000,000	1,185,264

BUILDING PRODUCTS—0.5%
Masco Corp., 6.13%, 10/03/16	500,000	552,271
Owens Corning, 4.20%, 12/15/22	960,000	976,306
Owens Corning, 6.50%, 12/01/16	163,000	183,157

		1,711,734

CAPITAL MARKETS—0.4%
Raymond James Financial, Inc., 8.60%, 8/15/19	1,000,000	1,266,632

CHEMICALS—0.3%
Airgas, Inc., 3.25%, 10/01/15	1,000,000	1,062,123

COMMERCIAL BANKS—1.7%
ANZ New Zealand International Ltd., 3.13%, 8/10/15(a)	1,000,000	1,047,835
Canadian Imperial Bank of Commerce, 2.00%, 2/04/13(a)	1,000,000	1,001,400
JPMorgan Chase Bank NA, 5.88%, 6/13/16	700,000	798,298
Manufacturers & Traders Trust Co., 6.63%, 12/04/17	600,000	725,753
State Street Corp., 7.35%, 6/15/26	1,000,000	1,363,975
Wells Fargo & Co., 3.50%, 3/08/22	887,000	946,120

		5,883,381

COMMERCIAL SERVICES & SUPPLIES—0.6%
GATX Corp., 9.00%, 11/15/13	897,601	956,164
TTX Co., 4.90%, 3/01/15(a)	1,000,000	1,050,131

		2,006,295

COMPUTERS & PERIPHERALS—0.1%
Hewlett-Packard Co., 3.30%, 12/09/16	500,000	508,945

CONSTRUCTION MATERIALS—0.3%
Martin Marietta Materials, Inc., 6.60%, 4/15/18	1,000,000	1,107,091

CONSUMER FINANCE—0.8%
Ford Motor Credit Co. LLC, 4.25%, 2/03/17	500,000	535,645
Ford Motor Credit Co. LLC, 7.00%, 4/15/15	1,000,000	1,115,038
Harley-Davidson Financial Services, Inc., 2.70%, 3/15/17(a)	500,000	516,763
SLM Corp., 5.38%, 1/15/13	500,000	499,997

		2,667,443

CONTAINERS & PACKAGING—0.5%
Bemis Co., Inc., 5.65%, 8/01/14	500,000	535,230
Sealed Air Corp., 7.88%, 6/15/17	1,000,000	1,066,250

		1,601,480

DIVERSIFIED FINANCIAL SERVICES—2.7%
Bank of America Corp., 5.65%, 5/01/18	1,250,000	1,454,304
Citigroup, Inc., 4.45%, 1/10/17	500,000	553,900
Citigroup, Inc., 6.13%, 11/21/17	1,000,000	1,190,157
ERAC USA Finance LLC, 5.90%, 11/15/15(a)	1,000,000	1,123,558

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—38.3%, continued
DIVERSIFIED FINANCIAL SERVICES—2.7%, continued
General Electric Capital Corp., 6.15%, 8/07/37	$1,000,000	$1,243,196
Goldman Sachs Group, Inc., 6.15%, 4/01/18	500,000	587,384
JPMorgan Chase & Co., 4.63%, 5/10/21	500,000	570,085
Morgan Stanley, 5.63%, 9/23/19	1,500,000	1,696,470
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	780,000	1,153,009

		9,572,063

ELECTRIC UTILITIES—3.6%
AEP Texas North Co., 5.50%, 3/01/13	1,000,000	1,008,037
CMS Energy Corp., 4.25%, 9/30/15	600,000	636,635
Consumers Energy Co., 6.70%, 9/15/19	625,000	813,056
ITC Holdings Corp., 5.50%, 1/15/20(a)	500,000	584,039
MidAmerican Energy Co., 6.75%, 12/30/31	1,500,000	2,039,324
Oncor Electric Delivery Co. LLC, 6.80%, 9/01/18	750,000	930,137
Pennsylvania Electric Co., 5.20%, 4/01/20	500,000	576,539
Portland General Electric Co., 6.10%, 4/15/19	1,100,000	1,351,441
Potomac Edison Co., 5.13%, 8/15/15	1,000,000	1,098,049
Potomac Electric Power Co., 6.50%, 11/15/37	1,000,000	1,426,899
Puget Sound Energy, Inc., 6.74%, 6/15/18	1,000,000	1,228,162
TransAlta Corp., 4.75%, 1/15/15	500,000	529,822
TransAlta Corp., 6.65%, 5/15/18	500,000	574,686

		12,796,826

ELECTRICAL EQUIPMENT—0.2%
Thomas & Betts Corp., 5.63%, 11/15/21	500,000	616,128

FOOD PRODUCTS—0.4%
Bunge Ltd. Finance Corp., 3.20%, 6/15/17	1,000,000	1,043,633
Ralcorp Holdings, Inc., 4.95%, 8/15/20	500,000	527,675

		1,571,308

FOOD-RETAIL—0.2%
Koninklijke Ahold NV, 7.82%, 1/02/20	737,453	839,775

GAS UTILITIES—0.6%
Indiana Gas Co., Inc., 6.55%, 6/30/28	250,000	298,212
Michigan Consolidated Gas Co., 8.25%, 5/01/14	1,000,000	1,093,250
National Fuel Gas Co., 6.50%, 4/15/18	500,000	600,691

		1,992,153

HEALTH CARE EQUIPMENT & SUPPLIES—0.5%
DENTSPLY International, Inc., 2.75%, 8/15/16	570,000	591,390
Mead Johnson Nutrition Co., 3.50%, 11/01/14	500,000	522,569
Zimmer Holdings, Inc., 4.63%, 11/30/19	500,000	567,181

		1,681,140

HEALTH CARE PROVIDERS & SERVICES—0.8%
Express Scripts Holding Co., 6.25%, 6/15/14	550,000	592,283
Howard Hughes Medical Institute, 3.45%, 9/01/14	843,000	885,508

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund	December 31, 2012

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—38.3%, continued
HEALTH CARE PROVIDERS & SERVICES—0.8%, continued
Laboratory Corp of America Holdings, 3.13%, 5/15/16	$500,000	$526,809
McKesson Corp., 6.00%, 3/01/41	474,000	626,082

		2,630,682

HOTELS, RESTAURANTS & LEISURE—0.5%
Darden Restaurants, Inc., 3.35%, 11/01/22	1,000,000	967,626
Hyatt Hotels Corp., 5.75%, 8/15/15(a)	750,000	823,331

		1,790,957

HOUSEHOLD DURABLES—0.2%
Snap-On, Inc., 4.25%, 1/15/18	500,000	559,562

HOUSEHOLD PRODUCTS—0.2%
Church & Dwight Co., Inc., 3.35%, 12/15/15	500,000	525,836

INDUSTRIAL CONGLOMERATES—1.1%
Cargill, Inc., 7.50%, 9/01/26(a)	1,250,000	1,819,000
Cooper U.S., Inc., 5.45%, 4/01/15	1,000,000	1,099,187
Harsco Corp., 5.75%, 5/15/18	750,000	834,361

		3,752,548

INDUSTRIAL MACHINERY—0.3%
Valmont Industries, Inc., 6.63%, 4/20/20	1,000,000	1,177,375

INSURANCE—0.5%
Montpelier Re Holdings Ltd., 4.70%, 10/15/22	250,000	255,771
OneBeacon US Holdings Inc, 4.60%, 11/09/22	1,000,000	1,028,204
Prudential Financial, Inc., 5.88%, 9/15/42+	500,000	525,000

		1,808,975

INSURANCE BROKERS—0.3%
Willis North America, Inc., 5.63%, 7/15/15	1,000,000	1,092,538

INTEGRATED TELECOMMUNICATION SERVICES—0.8%
Frontier Communications Corp., 7.13%, 3/15/19	750,000	815,625
GTE Corp., 6.84%, 4/15/18	1,000,000	1,251,972
Verizon Communications, Inc., 6.00%, 4/01/41	500,000	652,589

		2,720,186

INTERNET & CATALOG RETAIL—0.2%
QVC, Inc., 7.13%, 4/15/17(a)	500,000	524,342

IT SERVICES—1.4%
Dun & Bradstreet Corp., 2.88%, 11/15/15	250,000	253,607
Dun & Bradstreet Corp., 4.38%, 12/01/22	1,000,000	1,021,285
Equifax, Inc., 4.45%, 12/01/14	1,110,000	1,170,351
Fiserv, Inc., 3.13%, 10/01/15	250,000	262,113
Moody’s Corp., 5.50%, 9/01/20	1,000,000	1,115,119
Verisk Analytics, Inc., 5.80%, 5/01/21	960,000	1,075,820

		4,898,295

LIFE & HEALTH INSURANCE—0.2%
Americo Life, Inc., 7.88%, 5/01/13(a)	750,000	764,154

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—38.3%, continued
MACHINERY—0.4%
Kennametal, Inc., 2.65%, 11/01/19	$955,000	$956,403
Pall Corp., 5.00%, 6/15/20	500,000	565,384

		1,521,787

MEDIA—0.1%
Time Warner Cable, Inc., 4.50%, 9/15/42	500,000	487,624

METALS & MINING—0.7%
Carpenter Technology Corp., 6.63%, 5/15/13	500,000	506,709
Newcrest Finance Pty Ltd., 4.45%, 11/15/21(a)	1,000,000	1,052,658
Teck Resources Ltd., 3.00%, 3/01/19	500,000	515,454
Xstrata Finance Canada Ltd., 3.60%, 1/15/17(a)	500,000	526,556

		2,601,377

MULTI-LINE INSURANCE—1.2%
American International Group, Inc., 3.80%, 3/22/17	1,000,000	1,082,334
Horace Mann Educators Corp., 6.85%, 4/15/16	750,000	818,330
Kemper Corp., 6.00%, 11/30/15	800,000	862,841
Liberty Mutual Group, Inc., 4.95%, 5/01/22(a)	800,000	871,910
Metropolitan Life Global Funding I, 5.13%, 6/10/14(a)	500,000	531,550

		4,166,965

MULTILINE RETAIL—0.7%
Dollar General Corp., 4.13%, 7/15/17	500,000	525,000
J.C. Penney Co., Inc., 5.75%, 2/15/18	500,000	440,000
Wal-Mart Stores, Inc., 7.55%, 2/15/30	1,000,000	1,471,257

		2,436,257

MULTI-UTILITIES—0.2%
Puget Energy, Inc., 5.63%, 7/15/22	750,000	807,809

OFFICE SERVICES & SUPPLIES—0.2%
Steelcase, Inc., 6.38%, 2/15/21	500,000	532,688

OIL, GAS & CONSUMABLE FUELS—1.1%
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,000,000	1,394,173
Merey Sweeny LP, 8.85%, 12/18/19(a)	633,672	743,323
Newfield Exploration Co., 7.13%, 5/15/18	500,000	527,500
Pioneer Natural Resources Co., 5.88%, 7/15/16	500,000	566,945
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.83%, 9/30/16(a)	646,400	712,010

		3,943,951

PAPER & FOREST PRODUCTS—0.4%
Domtar Corp., 9.50%, 8/01/16	702,000	835,523
PH Glatfelter Co., 5.38%, 10/15/20(a)	500,000	512,500

		1,348,023

PHARMACEUTICALS—0.1%
AbbVie, Inc., 2.00%, 11/06/18(a)	500,000	506,462

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund	December 31, 2012

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—38.3%, continued
PIPELINES—1.2%
Enbridge Energy Partners LP, 5.20%, 3/15/20	$500,000	$563,967
Florida Gas Transmission Co. LLC, 4.00%, 7/15/15(a)	1,000,000	1,063,173
Kern River Funding Corp., 6.68%, 7/31/16(a)	667,647	747,832
Rockies Express Pipeline LLC, 6.25%, 7/15/13(a)	750,000	766,875
Texas Gas Transmission LLC, 4.60%, 6/01/15	1,000,000	1,081,774

		4,223,621

PROPERTY & CASUALTY INSURANCE—1.3%
21st Century Insurance Group, 5.90%, 12/15/13	973,000	1,008,733
Fidelity National Financial, Inc., 5.50%, 9/01/22	725,000	802,448
Markel Corp., 6.80%, 2/15/13	1,000,000	1,006,318
Progressive Corp., 6.70%, 6/15/37+	500,000	540,000
W.R.Berkley Corp., 4.63%, 3/15/22	250,000	267,962
W.R.Berkley Corp., 6.15%, 8/15/19	710,000	809,176

		4,434,637

PUBLISHING—0.2%
Washington Post Co., 7.25%, 2/01/19	575,000	689,464

REAL ESTATE INVESTMENT TRUSTS (REITS)—2.0%
Boston Properties LP, 3.85%, 2/01/23	1,000,000	1,050,484
ERP Operating LP, 7.13%, 10/15/17	1,104,000	1,351,444
Federal Realty Investment Trust, 5.65%, 6/01/16	625,000	703,103
Health Care REIT, Inc., 4.70%, 9/15/17	718,000	800,908
National Retail Properties, Inc., 3.80%, 10/15/22	250,000	253,864
Pan Pacific Retail Properties, Inc., 5.95%, 6/01/14	1,000,000	1,065,510
PPF Funding, Inc., 5.13%, 6/01/15(a)	750,000	789,449
ProLogis LP, 6.13%, 12/01/16	1,000,000	1,143,633

		7,158,395

ROAD & RAIL—1.1%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40	1,000,000	1,232,823
Burlington Northern Santa Fe LLC, 7.16%, 1/02/20	1,034,782	1,221,780
CSX Transportation, Inc., 8.38%, 10/15/14	419,739	465,910
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.75%, 5/11/17(a)	1,000,000	1,046,371

		3,966,884

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.5%
Applied Materials, Inc., 7.13%, 10/15/17	500,000	627,597
KLA-Tencor Corp., 6.90%, 5/01/18	1,000,000	1,201,238

		1,828,835

SOFT DRINKS—0.3%
Bottling Group LLC, 5.13%, 1/15/19	1,000,000	1,180,760

SOFTWARE—0.1%
Symantec Corp., 2.75%, 6/15/17	500,000	514,212

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—38.3%, continued
SPECIALTY RETAIL—0.6%
Advance Auto Parts, Inc., 4.50%, 1/15/22	$402,000	$419,692
Ethan Allen Global, Inc., 5.38%, 10/01/15	500,000	513,750
O’Reilly Automotive, Inc., 3.80%, 9/01/22	1,000,000	1,040,486

		1,973,928

SUPRANATIONAL—1.7%
Corporation Andina de Fomento, 5.20%, 5/21/13	1,000,000	1,015,426
Inter-American Development Bank, 3.50%, 3/15/13	1,000,000	1,006,644
Inter-American Development Bank, 3.50%, 7/08/13	1,000,000	1,016,318
International Bank for Reconstruction & Development, 2.00%, 12/04/13	2,000,000	2,030,326
International Finance Corp., 2.25%, 4/28/14	1,000,000	1,025,619

		6,094,333

TECHNOLOGY DISTRIBUTORS—0.2%
Arrow Electronics, Inc., 3.38%, 11/01/15	500,000	518,786

TEXTILES, APPAREL & LUXURY GOODS—0.2%
Hanesbrands, Inc., 6.38%, 12/15/20	545,000	599,500

TRANSPORTATION SERVICES—0.2%
Golden State Petroleum Transport Corp., 8.04%, 2/01/19	722,227	607,479

TRUCK MANUFACTURERS—0.2%
PACCAR, Inc., 6.88%, 2/15/14	760,000	812,093

TRUCKING—0.3%
JB Hunt Transport Services, Inc., 3.38%, 9/15/15	1,000,000	1,027,937

UTILITIES—1.6%
Cedar Brakes II LLC, 9.88%, 9/01/13(a)	300,365	308,689
FPL Energy American Wind LLC, 6.64%, 6/20/23(a)	400,700	385,127
FPL Energy National Wind LLC, 5.61%, 3/10/24(a)	121,699	115,438
Harper Lake Solar Funding Corp., 7.65%, 12/31/18(a)	698,134	743,826
Kiowa Power Partners LLC, 4.81%, 12/30/13(a)	346,750	349,136
LS Power Funding Corp., 8.08%, 12/30/16	425,370	456,737
Midland Cogeneration Venture LP, 6.00%, 3/15/25(a)	652,245	676,211
Salton Sea Funding Corp., 7.48%, 11/30/18	727,423	767,568
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17(a)	524,305	546,451
Tenaska Virginia Partners LP, 6.12%, 3/30/24(a)	469,605	505,220
Topaz Solar Farms LLC, 5.75%, 9/30/39(a)	800,000	828,136

		5,682,539

WATER UTILITIES—0.3%
American Water Capital Corp., 6.09%, 10/15/17	1,000,000	1,195,211

TOTAL CORPORATE BONDS		134,845,812

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund	December 31, 2012

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE NOTES—1.1%
COMMUNITY DEVELOPMENT—1.1%
Everence Community Investment, Inc., 1.00%, 12/15/15+(b)	$1,340,000	$1,341,112
Everence Community Investment, Inc., 1.50%, 12/15/13+(b)	1,107,500	1,113,693
Everence Community Investment, Inc., 1.50%, 12/15/14+(b)	1,227,500	1,234,614

TOTAL CORPORATE NOTES		3,689,419

U.S. GOVERNMENT AGENCIES—43.2%
FEDERAL FARM CREDIT BANK—0.6%
4.88%, 12/16/15	2,000,000	2,257,344

FEDERAL HOME LOAN BANK—3.7%
3.38%, 6/12/20	1,000,000	1,135,418
3.88%, 6/14/13	300,000	305,049
5.00%, 11/17/17	2,000,000	2,397,696
5.50%, 7/15/36	6,570,000	9,039,847

		12,878,010

FEDERAL HOME LOAN MORTGAGE CORP.—20.4%
1.25%, 10/02/19	960,000	957,191
2.36%, 5/01/34+	165,234	175,579
2.36%, 5/01/34+	281,233	298,841
2.38%, 1/13/22	960,000	1,002,888
2.50%, 10/01/27	2,004,525	2,095,772
3.00%, 11/01/32	1,994,073	2,094,494
3.50%, 10/01/41	1,946,242	2,071,231
3.50%, 2/01/42	2,699,830	2,873,216
3.50%, 6/01/42	2,827,563	3,015,338
3.50%, 6/01/42	2,817,119	3,004,201
3.50%, 8/01/42	3,171,399	3,382,007
3.75%, 3/27/19	3,020,000	3,490,872
4.00%, 11/01/24	2,188,157	2,314,021
4.00%, 10/01/25	897,170	948,496
4.00%, 10/01/41	2,153,860	2,302,733
4.00%, 2/01/42	1,330,948	1,422,942
4.50%, 6/01/18	378,377	403,304
4.50%, 10/01/35	1,198,059	1,287,874
4.50%, 6/01/39	1,501,324	1,611,058
4.50%, 7/01/39	1,681,681	1,804,599
4.50%, 11/01/39	1,764,133	1,893,077
4.50%, 9/01/40	2,142,892	2,307,556
4.50%, 5/01/41	4,303,332	4,643,421
4.88%, 6/13/18	7,200,000	8,691,595
5.00%, 4/01/19	234,178	251,947
5.00%, 12/01/21	492,407	530,002
5.00%, 2/15/32	222,469	224,489
5.00%, 7/01/35	550,204	594,116
5.00%, 3/01/38	2,058,231	2,216,711
5.00%, 6/01/39	2,565,589	2,760,730
5.00%, 9/01/41	2,308,665	2,508,793
5.50%, 7/18/16	3,500,000	4,111,216
5.50%, 4/01/22	308,031	332,439
5.50%, 11/01/33	237,460	258,379
5.50%, 3/01/36	326,812	354,785
5.50%, 6/01/36	515,568	557,924
5.50%, 12/01/36	515,523	557,876
6.00%, 9/01/17	223,047	241,392
6.00%, 4/01/27	615,431	670,126

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. GOVERNMENT AGENCIES—43.2%, continued
FEDERAL HOME LOAN MORTGAGE CORP.—20.4%, continued
6.00%, 6/01/36	$390,539	$429,348
6.00%, 8/01/37	305,831	332,820
7.00%, 2/01/30	166,001	197,723
7.00%, 3/01/31	151,145	179,126
7.50%, 7/01/30	361,738	438,367

		71,840,615

FEDERAL NATIONAL MORTGAGE ASSOCIATION—17.8%
1.13%, 4/27/17	2,000,000	2,036,574
1.63%, 10/26/15	3,600,000	3,724,240
2.19%, 1/01/23	2,500,000	2,509,375
2.20%, 2/01/34+	187,739	187,858
2.34%, 5/01/34+	218,142	230,240
2.65%, 6/01/33+	83,124	84,065
2.85%, 5/01/37+	439,469	469,093
3.00%, 6/01/42	3,339,103	3,502,303
3.00%, 8/01/42	2,911,667	3,053,976
3.00%, 8/01/42	2,996,991	3,143,470
3.50%, 7/01/20	1,197,656	1,270,850
3.50%, 10/01/25	741,522	787,072
3.50%, 2/01/41	2,289,375	2,442,750
4.00%, 3/01/26	2,827,547	3,029,511
4.00%, 1/01/41	1,948,447	2,090,798
4.00%, 10/01/41	1,778,109	1,908,571
4.00%, 11/01/41	1,663,531	1,785,587
4.00%, 12/01/41	2,212,420	2,374,748
4.38%, 10/15/15	4,700,000	5,218,650
4.50%, 9/01/40	1,458,140	1,580,171
4.50%, 10/01/40	1,496,946	1,628,756
5.00%, 4/15/15	5,500,000	6,083,891
5.00%, 2/13/17	1,800,000	2,118,092
5.00%, 7/01/18	235,379	256,310
5.00%, 9/01/18	348,306	378,518
5.00%, 4/01/25	470,229	515,547
5.00%, 7/01/25	385,315	422,449
5.00%, 10/01/25	500,300	548,515
5.00%, 10/01/35	771,073	837,191
5.50%, 6/01/22	395,407	428,376
5.50%, 11/01/25	147	162
5.50%, 2/01/34	270,601	297,399
5.50%, 1/01/35	537,752	588,316
5.50%, 10/01/35	814,618	890,198
5.50%, 6/01/36	230,277	250,491
5.50%, 11/01/36	519,511	565,113
5.63%, 7/15/37	2,400,000	3,453,967
6.00%, 10/01/33	162,822	181,871
6.00%, 11/01/34	615,066	683,952
6.00%, 10/01/35	361,798	402,318
6.00%, 6/01/36	320,922	351,348
7.00%, 7/01/15	1,486	1,601
7.00%, 11/01/19	21,816	24,580
7.00%, 11/01/19	36,467	41,058
8.50%, 9/01/26	156,670	189,875

		62,569,796

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—0.2%
1.63%, 1/20/34+	123,369	128,163
5.50%, 10/20/38	272,037	287,648

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund	December 31, 2012

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
U.S. GOVERNMENT AGENCIES—43.2%, continued
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—0.2%, continued
6.50%, 11/20/38	$66,807	$71,355
6.75%, 4/15/16	28,284	30,814
7.00%, 12/20/30	52,515	63,230
7.00%, 10/20/31	38,345	46,370
7.00%, 3/20/32	121,470	147,049

		774,629

SMALL BUSINESS ADMINISTRATION—0.1%
0.60%, 2/25/32+	471,062	470,992
1.00%, 9/25/18+	26,963	27,108

		498,100

U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT—0.4%
1.80%, 8/01/14	1,440,000	1,474,995

TOTAL U.S. GOVERNMENT AGENCIES		152,293,489

INVESTMENT COMPANY—1.1%
MUTUAL FUND—1.1%
Pax World High Yield Bond Fund, Individual Investor Class	530,984	3,982,379

SHORT TERM INVESTMENT—3.5%
INVESTMENT COMPANY—3.5%
JPMorgan U.S. Government Money Market Fund, Premier Shares	12,287,586	12,287,586

TOTAL INVESTMENTS (Cost* $333,325,721)—100.2%		$352,990,690
Liabilities in excess of other assets—(0.2)%		(632,163)

NET ASSETS—100%		$352,358,527

+	Variable rate security. Rates presented are the rates in effect at December 31, 2012.
(a)	144a security is restricted as to resale to institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. At December 31, 2012, these securities were valued at $37,118,589 or 10.5% of net assets.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been fair valued by management and have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Principal Amount	Acquisition Date
Everence Community Investment, Inc.	1.00%	$1,340,000	12/2009
Everence Community Investment, Inc.	1.50%	1,107,500	12/2009
Everence Community Investment, Inc.	1.50%	1,227,500	12/2009

At December 31, 2012, these securities had an aggregate market value of $3,689,419, representing 1.1% of net assets.

*	Represents cost for financial reporting purposes.

CIFG	—	CDC IXIS Financial Guaranty
Rev.	—	Revenue
XLCA	—	XL Capital Assurance, Inc.
REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis International Index Fund 2012 Praxis Annual Report Portfolio Managers’ Commentary (unaudited)

After a difficult year in 2011, foreign equity markets staged a strong rally in 2012. The MSCI All Country World ex-U.S. Index posted a return of 16.83 percent for the year. The Praxis International Index Fund’s Class A shares (without load) closely tracked the index and posted a gain of 16.24 percent.

The Praxis International Index Fund seeks to generate performance that reflects the performance of both foreign developed and emerging equity markets, as measured by the MSCI All Country World ex-U.S. Index, its benchmark index. The portfolio is constructed using optimization techniques to seek to have characteristics similar to the benchmark index. Limitations due to the screens and the lower number of holdings versus the benchmark are expected to cause the fund’s performance to deviate from the benchmark over short periods of time, but the goal over long periods of time is for the fund to perform in line with the benchmark before fees.

During the period, these factors, including differences in timing between the pricing of the securities in the portfolio and the benchmark, had a small positive contribution to the Fund’s returns. However, the results were consistent with our forecasted tracking error – a measure of variability of relative returns – for a portfolio subject to the constraints we discussed above.

Ran Leshem

Praxis International Index Fund Portfolio Manager

Aperio Group LLC

Patrick Geddes

Praxis International Index Fund Portfolio Manager

Aperio Group LLC

The views expressed are those of the portfolio managers as of Dec. 31, 2012, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis International Index Fund

Performance Review

Growth of $10,000 investment from 12/31/10 to 12/31/12

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/10 to 12/31/12, and includes the reinvestment of dividends and capital gains.

	Inception Date	One Year Ended	Since Inception	Expense Ratio** Gross / Net
International Index Fund
Class A (Without Load)	12/31/10	16.24%	-1.51%	4.87%	1.73%
Class A *	12/31/10	10.10%	-4.11%
Class I	12/31/10	17.26%	-0.78%	0.86%	0.86%
MSCI All Country World Index ex-US1		16.83%	0.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.

**   Reflects the expense ratios as reported in the Prospectus dated May 1, 2012. Contractual fee waivers are in effect from May 1, 2012 through April 30, 2013 for Class A.

1    The MSCI All Country World Index ex-US is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis International Index Fund	December 31, 2012

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%
AUSTRALIA—5.9%
BANKS—0.1%
Commonwealth Bank of Australia	2,579	$167,961

BIOTECHNOLOGY—0.2%
CSL Ltd.	2,163	122,117
CSL Ltd.- ADR	3,812	108,070

		230,187

CAPITAL MARKETS—0.1%
Macquarie Group Ltd.	463	17,344
Macquarie Group Ltd.- ADR	2,911	109,454

		126,798

CHEMICALS—0.4%
Orica Ltd.	19,480	512,444

COMMERCIAL BANKS—1.9%
Australia & New Zealand Banking Group Ltd.	2,315	60,969
Australia & New Zealand Banking Group Ltd.- ADR	27,202	717,045
National Australia Bank Ltd.	1,903	50,055
National Australia Bank Ltd.- ADR	23,039	607,308
Westpac Banking Corp.- ADR	8,201	1,131,000

		2,566,377

CONTAINERS & PACKAGING—0.1%
Amcor Ltd.	3,344	28,263
Amcor Ltd.- ADR	3,211	108,532

		136,795

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Telstra Corp. Ltd.- ADR	10,910	248,203

INSURANCE—0.3%
Suncorp Group Ltd.	46,152	492,850

METALS & MINING—1.9%
Alumina Ltd.- ADR	41,858	161,572
BHP Billiton Ltd.- ADR	26,606	2,086,974
Newcrest Mining Ltd.- ADR	13,529	319,420

		2,567,966

OIL, GAS & CONSUMABLE FUELS—0.5%
Origin Energy Ltd.	39,221	482,132
Woodside Petroleum Ltd.	2,190	78,041
Woodside Petroleum Ltd.- ADR	5,045	180,308

		740,481

REAL ESTATE INVESTMENT TRUSTS (REITS)—0.2%
Shopping Centres Australasia Property Group REIT(a)	4,483	6,983
Westfield Group REIT	20,433	225,659

		232,642

		8,022,704

AUSTRIA—0.2%
COMMERCIAL BANKS—0.2%
Erste Group Bank AG(a)	757	24,068
Erste Group Bank AG- ADR(a)	12,078	193,852

		217,920

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
BELGIUM—0.2%
FOOD & STAPLES RETAILING—0.2%
Delhaize Group SA- ADR	5,575	$226,066

BRAZIL—3.2%
BANKS—0.3%
Banco Bradesco SA- ADR	26,523	460,704

CHEMICALS—0.1%
Braskem SA- ADR	7,600	101,460

COMMERCIAL BANKS—0.3%
Banco do Brasil SA- ADR	8,960	113,523
Itau Unibanco Holding SA- ADR	22,477	369,972

		483,495

ELECTRIC UTILITIES—0.3%
Cia Energetica de Minas Gerais- ADR	12,869	139,757
Cia Paranaense de Energia- ADR	6,732	103,336
CPFL Energia SA- ADR	6,381	133,746

		376,839

FOOD & STAPLES RETAILING—0.2%
Cia Brasileira de Distribuicao Grupo Pao de Acucar- ADR	5,510	244,589

FOOD PRODUCTS—0.3%
BRF—Brasil Foods SA- ADR	16,910	356,970

METALS & MINING—0.8%
Cia Siderurgica Nacional SA- ADR	27,212	160,551
Gerdau SA- ADR	26,820	241,112
Vale SA- ADR	33,348	698,974

		1,100,637

OIL, GAS & CONSUMABLE FUELS—0.6%
OGX Petroleo e Gas Participacoes SA- ADR(a)	29,906	62,803
Petroleo Brasileiro SA- ADR	32,375	630,341
Ultrapar Participacoes SA- ADR	6,925	154,289

		847,433

WATER UTILITIES—0.3%
Cia de Saneamento Basico do Estado de Sao Paulo- ADR	4,495	375,647

		4,347,774

CANADA—7.4%
AUTO COMPONENTS—0.2%
Magna International, Inc.	5,214	260,804

CHEMICALS—0.7%
Agrium, Inc.	3,522	351,883
Methanex Corp.	7,953	253,462
Potash Corp of Saskatchewan, Inc.	8,450	343,831

		949,176

COMMERCIAL BANKS—1.8%
Bank of Montreal	5,160	316,308
Bank of Nova Scotia	8,726	505,061
Canadian Imperial Bank of Commerce	3,122	251,664
Royal Bank of Canada	10,772	649,552
Toronto-Dominion Bank	8,325	702,047

		2,424,632

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund	December 31, 2012

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
CANADA—7.4%, continued
COMMERCIAL SERVICES & SUPPLIES—0.0%**
Progressive Waste Solutions Ltd.	790	$17,064

HOTELS, RESTAURANTS & LEISURE—0.2%
Tim Hortons, Inc.	6,038	296,949

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.1%
TransAlta Corp.	6,884	104,912

INSURANCE—0.3%
Manulife Financial Corp.	15,668	212,928
Sun Life Financial, Inc.	6,499	172,419

		385,347

MATERIALS—0.0%**
Agnico-Eagle Mines Ltd.	1,750	91,805

MEDIA—0.2%
Shaw Communications, Inc., Class B	10,497	241,221

METALS & MINING—0.7%
Barrick Gold Corp.	8,023	280,885
Eldorado Gold Corp.	6,382	82,200
Kinross Gold Corp.	9,733	94,605
Taseko Mines Ltd.(a)	32,865	98,595
Teck Resources Ltd., Class B	10,555	383,674

		939,959

OIL, GAS & CONSUMABLE FUELS—2.1%
Advantage Oil & Gas Ltd.(a)	18,950	61,398
Canadian Natural Resources Ltd.	14,196	409,839
Cenovus Energy, Inc.	10,584	354,987
Enbridge, Inc.	16,308	706,463
Encana Corp.	15,181	299,977
Nexen, Inc.	9,820	264,551
Penn West Petroleum Ltd.	9,154	99,412
Suncor Energy, Inc.	16,176	533,484
Talisman Energy, Inc.	19,045	215,780

		2,945,891

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.3%
Brookfield Asset Management, Inc., Class A	11,557	423,564

ROAD & RAIL—0.8%
Canadian National Railway Co.	6,105	555,616
Canadian Pacific Railway Ltd.	5,165	524,867

		1,080,483

		10,161,807

CHILE—0.7%
AIRLINES—0.1%
Latam Airlines Group SA- ADR(a)	7,812	184,051

BEVERAGES—0.2%
Embotelladora Andina SA, Class B- ADR	8,819	334,857

CHEMICALS—0.3%
Sociedad Quimica y Minera de Chile SA- ADR	7,612	438,756

COMMERCIAL BANKS—0.1%
Corpbanca- ADR	3,709	75,107

		1,032,771

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
CHINA—2.6%
AIRLINES—0.2%
China Eastern Airlines Corp. Ltd.- ADR(a)	2,802	$56,320
China Southern Airlines Co. Ltd.- ADR	5,546	143,364

		199,684

CHEMICALS—0.1%
Sinopec Shanghai Petrochemical Co. Ltd.- ADR	4,694	170,439

COMMERCIAL BANKS—0.5%
China Construction Bank Corp.- ADR	43,143	700,211

COMPUTERS & PERIPHERALS—0.0%**
Lenovo Group Ltd.- ADR	929	17,001

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
China Telecom Corp. Ltd.- ADR	6,115	347,638

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.2%
Huaneng Power International, Inc.- ADR	8,265	307,045

INSURANCE—0.6%
China Life Insurance Co. Ltd.- ADR	17,077	848,556

INTERNET SOFTWARE & SERVICES—0.6%
Tencent Holdings Ltd.- ADR	23,026	751,799

MULTI-LINE INSURANCE—0.0%**
Ping An Insurance Group Co. of China Ltd.- ADR	2,056	35,342

ROAD & RAIL—0.1%
Guangshen Railway Co. Ltd.- ADR	8,797	173,653

		3,551,368

COLOMBIA—0.7%
COMMERCIAL BANKS—0.4%
BanColombia SA- ADR	7,754	516,261

OIL, GAS & CONSUMABLE FUELS—0.3%
Ecopetrol SA- ADR	8,212	490,010

		1,006,271

DENMARK—0.8%
COMMERCIAL BANKS—0.1%
Danske Bank A/S(a)	3,457	58,714
Danske Bank A/S- ADR(a)	6,614	56,219

		114,933

PHARMACEUTICALS—0.7%
Novo Nordisk A/S- ADR	5,702	930,624

		1,045,557

FINLAND—0.3%
COMMUNICATIONS EQUIPMENT—0.1%
Nokia OYJ- ADR	40,425	159,679

PAPER & FOREST PRODUCTS—0.2%
Stora Enso OYJ- ADR	32,308	224,540

		384,219

FRANCE—5.9%
AUTO COMPONENTS—0.5%
Cie Generale des Etablissements Michelin- ADR	24,810	476,104

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund	December 31, 2012

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
FRANCE—5.9%, continued
AUTO COMPONENTS—0.5%, continued
Cie Generale des Etablissements Michelin, Class B	1,074	$102,910
Valeo SA- ADR	4,352	111,846

		690,860

CAPITAL GOODS—0.4%
Cie de Saint-Gobain	11,742	504,246

COMMERCIAL BANKS—0.7%
BNP Paribas SA- ADR	20,558	600,499
Credit Agricole SA(a)	5,199	42,341
Credit Agricole SA- ADR(a)	14,211	57,555
Societe Generale SA- ADR(a)	40,215	314,481

		1,014,876

CONSTRUCTION & ENGINEERING—0.2%
Bouygues SA	956	28,448
Vinci SA- ADR	24,094	289,128

		317,576

CONSTRUCTION MATERIALS—0.1%
Lafarge SA	430	27,766
Lafarge SA- ADR	6,876	111,391

		139,157

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
France Telecom SA- ADR	17,186	189,905
Vivendi SA	9,270	209,650

		399,555

ENERGY EQUIPMENT & SERVICES—0.7%
Cie Generale de Geophysique—Veritas- ADR(a)	12,724	388,337
Technip SA- ADR	20,988	618,516

		1,006,853

FOOD & STAPLES RETAILING—0.2%
Carrefour SA	1,523	39,213
Carrefour SA- ADR	49,035	252,530

		291,743

FOOD PRODUCTS—0.7%
Danone SA- ADR	70,005	937,367

HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
Cie Generale d’Optique Essilor International SA	4,503	454,160

INSURANCE—0.3%
AXA SA- ADR	23,140	421,611

MEDIA—0.2%
Publicis Groupe SA- ADR	18,864	285,978

MULTI-UTILITIES—0.4%
GDF Suez	1,136	23,397
GDF Suez- ADR	14,295	300,767
Veolia Environnement SA	3,865	46,856
Veolia Environnement SA- ADR	8,771	107,357

		478,377

PERSONAL PRODUCTS—0.6%
L’Oreal SA	382	53,152
L’Oreal SA- ADR	25,025	700,200

		753,352

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
FRANCE—5.9%, continued
SOFTWARE—0.3%
Dassault Systemes SA- ADR	3,112	$351,936

		8,047,647

GERMANY—6.2%
AIR FREIGHT & LOGISTICS—0.2%
Deutsche Post AG	10,161	223,801

AIRLINES—0.1%
Deutsche Lufthansa AG- ADR	10,201	196,777

AUTOMOBILES—0.6%
Bayerische Motoren Werke AG- ADR	24,959	813,663

CAPITAL MARKETS—0.4%
Deutsche Bank AG	11,275	499,370

CHEMICALS—0.9%
BASF SE- ADR	13,580	1,290,100

DIVERSIFIED FINANCIALS—0.2%
Deutsche Boerse AG	2,890	177,221
Deutsche Boerse AG- ADR	10,140	62,665

		239,886

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Deutsche Telekom AG- ADR	26,454	300,570

HEALTH CARE PROVIDERS & SERVICES—0.4%
Fresenius Medical Care AG & Co. KGaA- ADR	16,994	582,894

INSURANCE—0.9%
Allianz SE- ADR	57,890	800,040
Muenchener Rueckversicherungs AG- ADR	13,940	251,338
Muenchener Rueckversicherungs Gesellschaft AG	1,338	241,546

		1,292,924

MULTI-UTILITIES—0.2%
RWE AG	651	27,002
RWE AG- ADR	5,585	232,559

		259,561

PHARMACEUTICALS—0.7%
Bayer AG- ADR	9,398	901,456

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.0%**
Infineon Technologies AG- ADR	5,899	48,785

SOFTWARE—0.7%
SAP AG- ADR	12,252	984,816

TEXTILES, APPAREL & LUXURY GOODS—0.5%
Adidas AG	1,323	118,077
Adidas AG- ADR	9,964	446,387
Puma SE	285	84,997

		649,461

TRUCKING—0.2%
Deutsche Post AG- ADR	12,430	274,952

		8,559,016

GREECE—0.1%
BEVERAGES—0.1%
Coca Cola Hellenic Bottling Co. SA- ADR(a)	3,760	88,623

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund	December 31, 2012

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
HONG KONG—3.6%
COMMERCIAL BANKS—0.3%
BOC Hong Kong Holdings Ltd.	53,500	$168,299
BOC Hong Kong Holdings Ltd.- ADR	1,754	110,590
Hang Seng Bank Ltd.	4,200	64,835

		343,724

DISTRIBUTORS—0.1%
Li & Fung Ltd.	82,000	147,968
Li & Fung Ltd.- ADR	12,287	43,987

		191,955

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
China Unicom Hong Kong Ltd.- ADR	24,284	395,587

INDUSTRIAL CONGLOMERATES—0.2%
Jardine Matheson Holdings Ltd.	751	46,860
Jardine Matheson Holdings Ltd.- ADR	3,618	225,139

		271,999

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.7%
Hang Lung Properties Ltd.	23,000	92,562
Henderson Land Development Co. Ltd.	8,000	57,274
Sun Hung Kai Properties Ltd.	11,000	166,818
Sun Hung Kai Properties Ltd.- ADR	22,014	337,695
Swire Pacific Ltd., Series A	6,500	81,308
Swire Pacific Ltd., Series A- ADR	32,051	400,637
Swire Properties Ltd.	4,550	15,324
Wharf Holdings Ltd.	150,000	1,195,458

		2,347,076

SPECIALTY RETAIL—0.0%**
Esprit Holdings Ltd.	2,500	3,545
Esprit Holdings Ltd.- ADR	4,499	13,137

		16,682

TELECOMMUNICATION SERVICES—1.0%
China Mobile Ltd.- ADR	24,320	1,428,071

		4,995,094

HUNGARY—0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
Magyar Telekom Telecommunications plc- ADR	11,582	96,015

OIL, GAS & CONSUMABLE FUELS—0.0%**
MOL Hungarian Oil and Gas plc- ADR	796	32,914

		128,929

INDIA—1.8%
BANKS—0.3%
ICICI Bank Ltd.- ADR	10,329	450,448

COMMERCIAL BANKS—0.5%
HDFC Bank Ltd.- ADR	14,697	598,462

IT SERVICES—0.5%
Infosys Ltd.- ADR	8,002	338,484
Wipro Ltd.- ADR	38,830	340,151

		678,635

METALS & MINING—0.3%
Sterlite Industries India Ltd.- ADR	43,934	378,272

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
INDIA—1.8%, continued
PHARMACEUTICALS—0.2%
Dr. Reddy’s Laboratories Ltd.- ADR	9,220	$306,934

		2,412,751

INDONESIA—0.7%
COMMERCIAL BANKS—0.3%
PT Bank Mandiri- ADR	51,391	430,862

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Telekomunikasi Indonesia Persero Tbk PT- ADR	11,564	427,290

MACHINERY—0.1%
United Tractors Tbk PT- ADR	3,369	135,670

		993,822

IRELAND—1.3%
BIOTECHNOLOGY—0.1%
Elan Corp. plc- ADR(a)	15,702	160,318
Prothena Corp. plc(a)	383	2,807

		163,125

COMMERCIAL SERVICES & SUPPLIES—0.5%
Experian plc	3,191	51,429
Experian plc- ADR	37,268	598,524

		649,953

CONSTRUCTION MATERIALS—0.2%
CRH plc- ADR	12,973	263,871

MEDIA—0.3%
WPP plc- ADR	6,767	493,314

PHARMACEUTICALS—0.2%
Shire plc- ADR	2,812	259,210

		1,829,473

ISRAEL—0.4%
PHARMACEUTICALS—0.3%
Teva Pharmaceutical Industries Ltd.- ADR	11,591	432,808

SOFTWARE—0.1%
Check Point Software Technologies Ltd.(a)	2,576	122,721

		555,529

ITALY—1.5%
BANKS—0.1%
UniCredit SpA(a)	41,823	205,956

COMMERCIAL BANKS—0.1%
Intesa Sanpaolo SpA	50,341	87,055
Intesa Sanpaolo SpA- ADR	5,976	63,585

		150,640

ELECTRIC UTILITIES—0.0%**
Enel SpA	9,543	39,694

INSURANCE—0.2%
Assicurazioni Generali SpA	13,928	254,530

OIL, GAS & CONSUMABLE FUELS—0.6%
ENI SpA- ADR	16,873	829,139

TEXTILES, APPAREL & LUXURY GOODS—0.3%
Luxottica Group SpA- ADR	8,604	355,775

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund	December 31, 2012

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
ITALY—1.5%, continued
TRANSPORTATION INFRASTRUCTURE—0.2%
Atlantia SpA	13,863	$251,732

		2,087,466

JAPAN—13.8%
AUTO COMPONENTS—0.5%
Bridgestone Corp.	4,656	121,203
Bridgestone Corp.- ADR	4,051	209,315
Denso Corp.	5,900	205,463
Denso Corp.- ADR	6,048	105,235

		641,216

AUTOMOBILES—2.1%
Honda Motor Co. Ltd.- ADR	22,466	829,894
Nissan Motor Co. Ltd.- ADR	26,653	508,806
Toyota Motor Corp.- ADR	17,148	1,599,051

		2,937,751

BUILDING PRODUCTS—0.1%
Asahi Glass Co. Ltd.	3,000	21,905
Asahi Glass Co. Ltd.- ADR	21,219	154,686

		176,591

CAPITAL GOODS—0.2%
Makita Corp.	600	27,873
Makita Corp.- ADR	4,936	229,277

		257,150

CAPITAL MARKETS—0.5%
Daiwa Securities Group, Inc.	16,000	89,264
Daiwa Securities Group, Inc.- ADR	49,678	275,713
Nomura Holdings, Inc.- ADR	64,340	377,676

		742,653

CHEMICALS—0.4%
Nitto Denko Corp.	500	24,624
Nitto Denko Corp.- ADR	11,626	288,674
Shin-Etsu Chemical Co. Ltd.	1,400	85,442
Sumitomo Chemical Co. Ltd.	38,000	119,755
Toray Industries, Inc.	6,000	36,858

		555,353

COMMERCIAL BANKS—1.9%
Mitsubishi UFJ Financial Group, Inc.- ADR	188,606	1,022,245
Mizuho Financial Group, Inc.- ADR	132,028	483,223
Sumitomo Mitsui Financial Group, Inc.- ADR	135,650	995,671
Sumitomo Mitsui Trust Holdings, Inc.	2,980	10,499
Sumitomo Mitsui Trust Holdings, Inc.- ADR	9,732	33,575

		2,545,213

COMMERCIAL SERVICES & SUPPLIES—0.3%
Dai Nippon Printing Co. Ltd.	50,000	392,072
Dai Nippon Printing Co. Ltd.- ADR	37	287

		392,359

COMPUTERS & PERIPHERALS—0.0%**
Fujitsu Ltd.	2,000	8,388
Fujitsu Ltd.- ADR	1,240	25,767

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
JAPAN—13.8%, continued
COMPUTERS & PERIPHERALS—0.0%**, continued
Seiko Epson Corp.	600	$4,894
Seiko Epson Corp.- ADR	5,156	20,469

		59,518

CONSTRUCTION & ENGINEERING—0.4%
JGC Corp.	7,000	218,130
Obayashi Corp.	55,000	310,096

		528,226

DIVERSIFIED FINANCIAL SERVICES—0.3%
ORIX Corp.	230	25,980
ORIX Corp.- ADR	5,614	317,977

		343,957

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Nippon Telegraph & Telephone Corp.- ADR	11,150	234,484

ELECTRIC UTILITIES—0.1%
Chubu Electric Power Co., Inc.	7,800	104,089
Tohoku Electric Power Co., Inc.(a)	9,200	85,786

		189,875

ELECTRICAL EQUIPMENT—0.1%
Nidec Corp.- ADR	11,420	166,389

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.4%
FUJIFILM Holdings Corp.- ADR	9,211	184,496
Hoya Corp.	9,500	187,187
Hoya Corp.- ADR	1,734	34,039
Kyocera Corp.	1,100	99,732
Kyocera Corp.- ADR	620	56,637
Murata Manufacturing Co. Ltd.	500	29,496

		591,587

HEALTH CARE EQUIPMENT & SUPPLIES—0.1%
Terumo Corp.	3,600	142,956

HOUSEHOLD DURABLES—0.6%
Panasonic Corp.	10,700	65,392
Panasonic Corp.- ADR	12,014	72,925
Sekisui House Ltd.	8,000	87,598
Sekisui House Ltd.- ADR	30,149	327,720
Sharp Corp.	10,000	35,228
Sharp Corp.- ADR	17,095	59,491
Sony Corp.- ADR	18,382	205,878

		854,232

INSURANCE—0.3%
MS&AD Insurance Group Holdings- ADR	34,266	339,234
Tokio Marine Holdings, Inc.	1,000	27,859
Tokio Marine Holdings, Inc.- ADR	3,661	101,922

		469,015

INTEGRATED TELECOMMUNICATION SERVICES—0.2%
KDDI Corp.- ADR	11,600	204,392

INTERNET & CATALOG RETAIL—0.1%
Rakuten, Inc.	9,600	74,865

MACHINERY—1.1%
FANUC Corp.	400	74,420

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund	December 31, 2012

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
JAPAN—13.8%, continued
MACHINERY—1.1%, continued
FANUC Corp.- ADR	22,452	$697,583
Kubota Corp.- ADR	8,556	492,997
SMC Corp.	1,400	254,316

		1,519,316

MARINE—0.0%**
Nippon Yusen KK- ADR	7,243	33,680

METALS & MINING—0.3%
Nippon Steel Corp.	54,000	132,958
Sumitomo Metal Mining Co. Ltd.	23,000	324,665

		457,623

OFFICE ELECTRONICS—0.3%
Canon, Inc.- ADR	10,357	406,098

PERSONAL PRODUCTS—0.5%
Kao Corp.- ADR	15,588	404,820
Shiseido Co. Ltd.- ADR	15,035	211,543

		616,363

PHARMACEUTICALS—0.5%
Astellas Pharma, Inc.	2,600	116,900
Astellas Pharma, Inc.- ADR	3,892	174,556
Daiichi Sankyo Co. Ltd.	3,500	53,733
Takeda Pharmaceutical Co. Ltd.	2,100	93,859
Takeda Pharmaceutical Co. Ltd.- ADR	13,814	306,671

		745,719

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.8%
Daiwa House Industry Co. Ltd.- ADR	1,547	264,537
Mitsubishi Estate Co. Ltd.	7,000	167,585
Mitsubishi Estate Co. Ltd.- ADR	7,140	170,932
Mitsui Fudosan Co. Ltd.	10,000	244,631
Sumitomo Realty & Development Co. Ltd.	6,000	199,883

		1,047,568

ROAD & RAIL—0.5%
Central Japan Railway Co.	500	40,580
East Japan Railway Co.	3,590	232,144
East Japan Railway Co.- ADR	29,226	313,887
Keikyu Corp.	14,000	124,287

		710,898

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
Advantest Corp.- ADR	323	5,207
Rohm Co. Ltd.	700	22,883
Rohm Co. Ltd.- ADR	2,660	43,464

		71,554

SOFTWARE—0.1%
Nintendo Co. Ltd.- ADR	9,992	132,994

TECHNOLOGY HARDWARE & EQUIPMENT—0.0%**
TDK Corp.	200	7,284
TDK Corp.- ADR	826	30,190

		37,474

TEXTILES, APPAREL & LUXURY GOODS—0.2%
Wacoal Holdings Corp.- ADR	5,242	272,217

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
JAPAN—13.8%, continued
TRADING COMPANIES & DISTRIBUTORS—0.3%
Mitsui & Co. Ltd.- ADR	1,264	$379,832

WIRELESS TELECOMMUNICATION SERVICES—0.3%
NTT DoCoMo, Inc.- ADR	18,200	262,262
Softbank Corp.	4,500	164,886

		427,148

		18,966,266

JERSEY—0.3%
METALS & MINING—0.3%
Randgold Resources Ltd.- ADR	3,893	386,380

MEXICO—1.6%
BEVERAGES—0.4%
Coca-Cola Femsa SAB de CV- ADR	3,164	471,563

CONSTRUCTION & ENGINEERING—0.1%
Empresas ICA SAB de CV- ADR(a)	19,147	192,619

CONSTRUCTION MATERIALS—0.2%
Cemex SAB de CV- ADR(a)	26,935	265,849

FOOD & STAPLES RETAILING—0.3%
Wal-Mart de Mexico SAB de CV- ADR	11,112	364,251

MEDIA—0.2%
Grupo Televisa SAB- ADR	11,081	294,533

TRANSPORTATION INFRASTRUCTURE—0.2%
Grupo Aeroportuario del Pacifico SAB de CV- ADR	4,513	258,008

WIRELESS TELECOMMUNICATION SERVICES—0.2%
America Movil SAB de CV, Series L- ADR	12,573	290,939

		2,137,762

NETHERLANDS—4.6%
AIR FREIGHT & LOGISTICS—0.0%**
PostNL NV	748	2,918
PostNL NV- ADR(a)	1,681	6,707
TNT Express NV	667	7,451
TNT Express NV- ADR	1,509	17,112

		34,188

CHEMICALS—0.2%
Akzo Nobel NV- ADR	10,773	242,392

COMPUTERS & PERIPHERALS—0.1%
Gemalto NV	2,161	195,062

DIVERSIFIED FINANCIAL SERVICES—0.3%
ING Groep NV- ADR(a)	40,591	385,209

FOOD & STAPLES RETAILING—0.3%
Koninklijke Ahold NV- ADR	25,936	352,730

FOOD PRODUCTS—0.8%
Unilever NV—NY Registry Shares	27,596	1,056,927

INDUSTRIAL CONGLOMERATES—0.6%
Koninklijke Philips Electronics NV	30,708	814,990

INSURANCE—0.2%
Aegon NV	35,051	225,728

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund	December 31, 2012

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
NETHERLANDS—4.6%, continued
LIFE SCIENCES TOOLS & SERVICES—0.2%
QIAGEN NV(a)	16,784	$304,630

MEDIA—0.1%
Wolters Kluwer NV	954	19,597
Wolters Kluwer NV- ADR	7,337	151,656

		171,253

OIL, GAS & CONSUMABLE FUELS—1.6%
Royal Dutch Shell plc, Class A- ADR	32,437	2,236,531

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.2%
ASML Holding NV—NY Registry Shares	4,549	293,001

		6,312,641

NORWAY—1.0%
CHEMICALS—0.2%
Yara International ASA- ADR	7,283	362,256

METALS & MINING—0.1%
Norsk Hydro ASA	13,975	70,931
Norsk Hydro ASA- ADR	13,201	67,061

		137,992

OIL, GAS & CONSUMABLE FUELS—0.7%
Statoil ASA- ADR	36,526	914,611

		1,414,859

PERU—0.2%
METALS & MINING—0.2%
Cia de Minas Buenaventura SA- ADR	6,387	229,613

PORTUGAL—0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
Portugal Telecom SGPS SA- ADR	26,158	130,267

ELECTRIC UTILITIES—0.0%**
EDP—Energias de Portugal SA	10,966	33,356

		163,623

RUSSIA—0.8%
MEDIA—0.2%
CTC Media, Inc.	28,039	218,144

WIRELESS TELECOMMUNICATION SERVICES—0.6%
Mobile Telesystems OJSC- ADR	46,760	872,074

		1,090,218

SINGAPORE—2.2%
BANKS—0.1%
DBS Group Holdings Ltd.	6,656	81,713

COMMERCIAL BANKS—1.3%
DBS Group Holdings Ltd.- ADR	18,371	901,281
United Overseas Bank Ltd.	22,187	363,956
United Overseas Bank Ltd.- ADR	15,803	519,129

		1,784,366

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Singapore Telecommunications Ltd.	49,000	133,330
Singapore Telecommunications Ltd.- ADR	6,886	187,575

		320,905

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
SINGAPORE—2.2%, continued
INDUSTRIAL CONGLOMERATES—0.6%
Keppel Corp. Ltd.	5,000	$45,658
Keppel Corp. Ltd.- ADR	43,286	790,402

		836,060

		3,023,044

SOUTH AFRICA—1.8%
COMMERCIAL BANKS—0.1%
Standard Bank Group Ltd.- ADR(a)	11,694	166,347

METALS & MINING—0.8%
AngloGold Ashanti Ltd.- ADR	8,534	267,712
Gold Fields Ltd.- ADR	22,246	277,853
Harmony Gold Mining Co. Ltd.- ADR	19,000	170,240
Impala Platinum Holdings Ltd.- ADR	15,171	302,661

		1,018,466

OIL, GAS & CONSUMABLE FUELS—0.6%
Sasol Ltd.- ADR	18,103	783,679

WIRELESS TELECOMMUNICATION SERVICES—0.3%
MTN Group Ltd.- ADR	21,300	456,885

		2,425,377

SOUTH KOREA—2.7%
COMMERCIAL BANKS—1.5%
KB Financial Group, Inc.- ADR	24,993	897,249
Shinhan Financial Group Co. Ltd.- ADR	20,782	761,452
Woori Finance Holdings Co. Ltd.- ADR	11,137	371,419

		2,030,120

DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
KT Corp.- ADR	33,306	557,543

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.3%
LG Display Co. Ltd.- ADR	30,965	448,373

WIRELESS TELECOMMUNICATION SERVICES—0.5%
SK Telecom Co. Ltd.- ADR	42,848	678,284

		3,714,320

SPAIN—2.0%
COMMERCIAL BANKS—0.9%
Banco Bilbao Vizcaya Argentaria SA- ADR	53,712	505,967
Banco Santander SA- ADR	83,836	684,940

		1,190,907

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Telefonica SA- ADR	20,683	279,014

ELECTRIC UTILITIES—0.1%
Iberdrola SA- ADR	8,819	188,021

METALS & MINING—0.1%
Acerinox SA	16,589	184,443

OIL, GAS & CONSUMABLE FUELS—0.3%
Repsol YPF SA- ADR	17,252	360,567

RETAILING—0.4%
Inditex SA	3,528	495,706

		2,698,658

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund	December 31, 2012

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
SWEDEN—1.8%
COMMUNICATIONS EQUIPMENT—0.3%
Telefonaktiebolaget LM Ericsson- ADR	45,701	$461,580

HOUSEHOLD PRODUCTS—0.2%
Svenska Cellulosa AB, Class B	12,219	265,673

MACHINERY—0.9%
Atlas Copco AB- ADR	18,292	509,615
Atlas Copco AB, Class A	7,174	198,937
Sandvik AB	13,446	216,101
Sandvik AB- ADR	20,116	324,873

		1,249,526

RETAILING—0.1%
Hennes & Mauritz AB(H&M), Class B	2,412	83,593

SPECIALTY RETAIL—0.3%
Hennes & Mauritz AB- ADR	65,360	451,638

		2,512,010

SWITZERLAND—6.6%
CAPITAL MARKETS—1.1%
Credit Suisse Group AG- ADR	16,160	396,889
Julius Baer Group Ltd.(a)	9,537	339,544
UBS AG(a)	46,462	731,312

		1,467,745

CHEMICALS—0.9%
Syngenta AG- ADR	15,780	1,275,024

COMPUTERS & PERIPHERALS—0.1%
Logitech International SA(a)	10,434	78,672

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Swisscom AG- ADR	5,970	258,202

ELECTRICAL EQUIPMENT—0.8%
ABB Ltd.- ADR(a)	50,801	1,056,153

INSURANCE—0.8%
Swiss Re AG(a)	2,040	147,898
Zurich Insurance Group AG- ADR(a)	34,020	911,736

		1,059,634

METALS & MINING—0.3%
Xstrata plc- ADR	132,655	453,680

PHARMACEUTICALS—2.2%
Novartis AG- ADR	22,897	1,449,380
Roche Holding AG- ADR	31,476	1,589,538

		3,038,918

PROFESSIONAL SERVICES—0.0%**
Adecco SA(a)	1,353	71,653

TRADING COMPANIES & DISTRIBUTORS—0.2%
Wolseley plc	556	26,574
Wolseley plc- ADR	65,158	308,199

		334,773

		9,094,454

TAIWAN—2.5%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
Chunghwa Telecom Co. Ltd.- ADR	19,434	628,496

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
TAIWAN—2.5%, continued
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.2%
AU Optronics Corp.- ADR(a)	61,761	$277,924

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.8%
Advanced Semiconductor Engineering, Inc.- ADR	87,351	373,862
Siliconware Precision Industries Co.- ADR	62,839	335,560
Taiwan Semiconductor Manufacturing Co. Ltd.- ADR	84,657	1,452,714
United Microelectronics Corp.- ADR	181,143	360,475

		2,522,611

		3,429,031

TURKEY—0.3%
COMMERCIAL BANKS—0.3%
Turkiye Garanti Bankasi AS- ADR	79,519	413,499

UNITED KINGDOM—12.0%
CAPITAL MARKETS—0.0%**
Man Group plc	3,940	5,404
Man Group plc- ADR	7,608	9,738

		15,142

COMMERCIAL BANKS—2.0%
Barclays plc- ADR	32,892	569,689
HSBC Holdings plc- ADR	35,841	1,902,082
Lloyds Banking Group plc- ADR(a)	66,031	211,299

		2,683,070

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
BT Group plc- ADR	8,434	320,745

ELECTRIC UTILITIES—0.3%
SSE plc- ADR	18,407	428,147

ENERGY EQUIPMENT & SERVICES—0.2%
Subsea 7 SA	1,378	33,117
Subsea 7 SA- ADR	7,740	187,385

		220,502

FOOD & STAPLES RETAILING—0.3%
J Sainsbury plc	4,806	27,191
J Sainsbury plc- ADR	11,869	269,307
WM Morrison Supermarkets plc	23,333	100,184

		396,682

HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
Smith & Nephew plc- ADR	5,855	324,367

HOTELS, RESTAURANTS & LEISURE—0.8%
Carnival plc- ADR	6,084	235,755
Compass Group plc- ADR	42,837	513,187
InterContinental Hotels Group plc- ADR	11,336	315,368

		1,064,310

HOUSEHOLD PRODUCTS—0.5%
Reckitt Benckiser Group plc	1,753	111,280
Reckitt Benckiser Group plc- ADR(a)	40,060	513,569

		624,849

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund	December 31, 2012

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
UNITED KINGDOM—12.0%, continued
INSURANCE—0.6%
Aviva plc	30,794	$190,552
Prudential plc- ADR	23,333	666,157

		856,709

MATERIALS—0.1%
Antofagasta plc	3,335	73,086

MEDIA—0.8%
British Sky Broadcasting Group plc	3,176	40,057
British Sky Broadcasting Group plc- ADR	5,373	270,745
Pearson plc- ADR	23,760	464,270
Reed Elsevier plc- ADR	7,992	335,984

		1,111,056

METALS & MINING—1.1%
Antofagasta plc- ADR	3,393	151,531
Rio Tinto plc- ADR	23,406	1,359,655

		1,511,186

MULTILINE RETAIL—0.1%
Marks & Spencer Group plc	10,719	67,333
Marks & Spencer Group plc- ADR	11,155	138,991

		206,324

MULTI-UTILITIES—0.8%
National Grid plc- ADR	14,000	804,160
United Utilities Group plc	2,386	26,267
United Utilities Group plc- ADR	11,427	252,194

		1,082,621

OIL, GAS & CONSUMABLE FUELS—1.7%
BG Group plc- ADR	40,120	670,405
BP plc- ADR	31,246	1,301,084
Tullow Oil plc	6,394	133,298
Tullow Oil plc- ADR	15,976	166,470

		2,271,257

PHARMACEUTICALS—1.2%
AstraZeneca plc- ADR	13,344	630,771
GlaxoSmithKline plc- ADR	24,923	1,083,403

		1,714,174

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.3%
ARM Holdings plc- ADR	9,810	371,112

SOFTWARE—0.0%**
Sage Group plc	3,343	16,075
Sage Group plc- ADR	2,441	47,087

		63,162

SPECIALTY RETAIL—0.2%
Kingfisher plc- ADR	29,151	269,355

WIRELESS TELECOMMUNICATION SERVICES—0.6%
Vodafone Group plc- ADR	30,779	775,323

		16,383,179

UNITED STATES—0.6%
HEALTH CARE PROVIDERS & SERVICES—0.1%
Catamaran Corp.(a)	3,636	171,292

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
UNITED STATES—0.6%, continued
MEDIA—0.1%
Thomson Reuters Corp.	4,046	$117,577

METALS & MINING—0.1%
Sims Metal Management Ltd.- ADR	13,600	134,096

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.3%
Brookfield Office Properties, Inc.	24,368	414,499

		837,464

TOTAL COMMON STOCKS		134,927,205

CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Everence Community Investment, Inc., 1.00%, 12/15/15(b)	$343,000	343,285
Everence Community Investment, Inc., 1.50%, 12/15/13+(b)	256,000	257,431
Everence Community Investment, Inc., 1.50%, 12/15/14+(b)	606,000	609,512

TOTAL CORPORATE NOTES		1,210,228

SHORT TERM INVESTMENT—0.7%
INVESTMENT COMPANY—0.7%
JPMorgan U.S. Government Money Market Fund, Premier Shares	972,383	972,383

TOTAL INVESTMENTS (Cost* $131,519,530)—100.1%		$137,109,816
Liabilities in excess of other assets—(0.1)%		(90,821)

NET ASSETS—100%		$137,018,995

+	Variable rate security. Rates presented are the rates in effect at December 31, 2012.
(a)	Non-income producing securities.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been fair valued by management and have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Principal Amount	Acquisition Date
Everence Community Investment, Inc.	1.00%	$343,000	3/2012
Everence Community Investment, Inc.	1.50%	256,000	3/2012
Everence Community Investment, Inc.	1.50%	606,000	3/2012

At December 31, 2012, these securities had an aggregate market value of $1,210,228, representing 0.9% of net assets.

*	Represents cost for financial reporting purposes.
**	Amount rounds to less than 0.1%.

ADR	—	American Depositary Receipt
plc	—	Public Liability Company
REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Value Index Fund 2012 Praxis Annual Report Portfolio Manager Commentary (unaudited)

Investors in U.S. equities experienced strong double-digit returns during 2012 as economic and political realities played out better than many had expected at the beginning of the year. Corporate profits continued to grow, although at a slower pace than they had in the prior few years, the economy continued to slowly improve, and we began to see signs that the housing market crisis is easing. This, along with a lack of large political setbacks in Europe and the U.S., combined to encourage equity investors to bid stocks higher.

In this “risk-on” environment, financial companies generated the best investment returns among major economic sectors while other sectors perceived to offer more safety, like utilities and energy, lagged during the period. As a result of the financial sector’s success, the value style of investing generated slightly better returns than the growth style during the period.

The Fund’s healthy allocation to financial companies served it well during the period, boosting its Class A shares (without load) return to 16.12 percent versus the 17.76 percent return of its new benchmark, the S&P 500 Value Index. Since the Fund changed its benchmark and portfolio management process on April 30, 2012, the Fund’s returns have closely tracked the returns of the benchmark even as the Fund continues to incorporate the screens associated with the Fund’s stewardship investing core values. In the period before the benchmark and portfolio management process changed, the Fund did not track its benchmark quite as closely, resulting in modest underperformance for the entire period. We believe the new portfolio management process of attempting to track the benchmark subject to the screens will produce returns that are less variable relative to benchmark returns than in the past.

Chad Horning, CFA®

Praxis Value Index Fund Manager

Everence Capital Management

The views expressed are those of the portfolio manager as of Dec. 31, 2012, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Value Index Fund

Performance Review

Growth of $10,000 investment from 12/31/02 to 12/31/12

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/02 to 12/31/12, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio*** Gross / Net
Value Index Fund
Class A (Without Load)		16.12%	8.28%	-1.40%	5.06%	1.32%	1.32%
Class A *		10.02%	6.37%	-2.46%	4.50%
Class I **	5/1/06	16.91%	9.18%	-0.81%	5.42%	0.49%	0.49%
S&P 500 Value Index[1]		17.76%	10.47%	-0.15%	7.04%
MSCI US Prime Market Value Index[2]		15.23%	10.14%	0.44%	7.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.

**   Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 5/1/01 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

*** Reflects the expense ratios as reported in the Prospectus dated May 1, 2012. Contractual fee waivers are in effect from May 1, 2012 through April 30, 2013 for Class A.

1    The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

2    The MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index. (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market). The MSCI US Prime Market Value Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Value Index Fund	December 31, 2012

	SHARES	FAIR VALUE
COMMON STOCKS—98.1%
AIR FREIGHT & LOGISTICS—1.6%
C. H. Robinson Worldwide, Inc.	2,912	$184,097
FedEx Corp.	5,502	504,643
United Parcel Service, Inc., Class B	9,046	666,962

		1,355,702

AIRLINES—0.1%
Southwest Airlines Co.	11,998	122,860

AUTO COMPONENTS—0.5%
Johnson Controls, Inc.	13,721	421,235

AUTOMOBILES—1.1%
Ford Motor Co.	56,883	736,635
Harley-Davidson, Inc.	4,709	229,987

		966,622

BEVERAGES—0.7%
Coca-Cola Co.	6,260	226,925
Coca-Cola Enterprises, Inc.	4,031	127,904
PepsiCo, Inc.	3,589	245,595

		600,424

BIOTECHNOLOGY—0.2%
Amgen, Inc.	1,504	129,825

CAPITAL MARKETS—3.0%
Ameriprise Financial, Inc.	3,636	227,723
Bank of New York Mellon Corp.	7,654	196,708
BlackRock, Inc.	495	102,321
Charles Schwab Corp.	15,343	220,326
Goldman Sachs Group, Inc.	5,835	744,313
Invesco Ltd.	7,612	198,597
Morgan Stanley	18,045	345,020
Northern Trust Corp.	3,977	199,486
State Street Corp.	7,090	333,301

		2,567,795

CHEMICALS—2.1%
Air Products & Chemicals, Inc.	3,492	293,398
Ashland, Inc.	1,090	87,647
E.I. du Pont de Nemours & Co.	12,749	573,322
Ecolab, Inc.	1,616	116,190
LyondellBasell Industries NV, Class A	6,152	351,218
Praxair, Inc.	3,364	368,190

		1,789,965

COMMERCIAL BANKS—5.0%
BB&T Corp.	10,104	294,127
Comerica, Inc.	4,561	138,381
Fifth Third Bancorp	13,500	205,065
First Horizon National Corp.	14,678	145,459
Huntington Bancshares, Inc.	18,304	116,963
KeyCorp	18,938	159,458
M&T Bank Corp.	1,286	126,632
PNC Financial Services Group, Inc.	6,226	363,038
SunTrust Banks, Inc.	6,766	191,816
U.S. Bancorp	6,597	210,708
Wells Fargo & Co.	65,421	2,236,090
Zions Bancorp	4,400	94,160

		4,281,897

	SHARES	FAIR VALUE
COMMON STOCKS—98.1%, continued
COMMERCIAL SERVICES & SUPPLIES—1.0%
ADT Corp.	2,396	$111,390
Avery Dennison Corp.	4,356	152,112
Pitney Bowes, Inc.	9,012	95,888
Tyco International Ltd.	7,992	233,766
Waste Management, Inc.	6,956	234,695

		827,851

COMMUNICATIONS EQUIPMENT—1.6%
Cisco Systems, Inc.	56,475	1,109,734
Motorola Solutions, Inc.	4,585	255,293

		1,365,027

COMPUTERS & PERIPHERALS—1.4%
Dell, Inc.	22,704	229,992
EMC Corp.(a)	13,491	341,322
Hewlett-Packard Co.	28,296	403,218
Western Digital Corp.	4,719	200,510

		1,175,042

CONSTRUCTION MATERIALS—0.2%
Vulcan Materials Co.	3,052	158,857

CONSUMER FINANCE—1.5%
American Express Co.	10,534	605,494
Capital One Financial Corp.	9,400	544,542
SLM Corp.	5,903	101,119

		1,251,155

CONTAINERS & PACKAGING—0.4%
Ball Corp.	4,084	182,759
Owens-Illinois, Inc.(a)	8,345	177,498

		360,257

DIVERSIFIED CONSUMER SERVICES—0.1%
H&R Block, Inc.	6,094	113,166

DIVERSIFIED FINANCIAL SERVICES—4.7%
Citigroup, Inc.	39,002	1,542,919
CME Group, Inc.	3,470	175,964
JPMorgan Chase & Co.	49,560	2,179,153
NYSE Euronext	3,488	110,012

		4,008,048

DIVERSIFIED TELECOMMUNICATION SERVICES—5.1%
AT&T, Inc.	81,111	2,734,252
CenturyLink, Inc.	10,818	423,200
Frontier Communications Corp.	32,028	137,080
Verizon Communications, Inc.	21,117	913,733
Windstream Corp.	14,690	121,633

		4,329,898

ELECTRIC UTILITIES—3.7%
Duke Energy Corp.	11,197	714,369
Edison International	5,917	267,389
FirstEnergy Corp.	7,565	315,914
NextEra Energy, Inc.	5,712	395,213
Pepco Holdings, Inc.	6,469	126,857
PPL Corp.	14,801	423,753
Southern Co.	17,707	758,037
Xcel Energy, Inc.	5,336	142,524

		3,144,056

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Value Index Fund	December 31, 2012

	SHARES	FAIR VALUE
COMMON STOCKS—98.1%, continued
ELECTRICAL EQUIPMENT—0.7%
Eaton Corp. plc	1,755	$95,116
Emerson Electric Co.	9,824	520,279

		615,395

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.9%
Corning, Inc.	27,652	348,968
Jabil Circuit, Inc.	8,685	167,534
TE Connectivity Ltd.	7,186	266,744

		783,246

ENERGY EQUIPMENT & SERVICES—1.8%
Cameron International Corp.(a)	4,198	237,019
Diamond Offshore Drilling, Inc.	2,733	185,735
Nabors Industries Ltd.(a)	6,221	89,893
National Oilwell Varco, Inc.	8,807	601,958
Noble Corp.	5,821	202,687
Rowan Cos. plc, Class A(a)	5,632	176,113

		1,493,405

FOOD & STAPLES RETAILING—4.3%
CVS Caremark Corp.	19,335	934,847
Kroger Co.	7,732	201,187
Safeway, Inc.	6,967	126,033
Sysco Corp.	7,463	236,279
Walgreen Co.	13,836	512,070
Wal-Mart Stores, Inc.	23,701	1,617,119

		3,627,535

FOOD PRODUCTS—2.8%
Campbell Soup Co.	9,506	331,664
ConAgra Foods, Inc.	6,460	190,570
General Mills, Inc.	8,384	338,797
H.J. Heinz Co.	3,226	186,076
Hormel Foods Corp.	10,641	332,106
Kellogg Co.	3,959	221,110
Kraft Foods Group, Inc.	4,350	197,795
Mondelez International, Inc., Class A	21,920	558,302

		2,356,420

GAS UTILITIES—0.6%
AGL Resources, Inc.	4,928	196,972
ONEOK, Inc.	7,415	316,991

		513,963

HEALTH CARE EQUIPMENT & SUPPLIES—1.1%
Abbott Laboratories	8,388	549,414
Medtronic, Inc.	9,810	402,406

		951,820

HEALTH CARE PROVIDERS & SERVICES—3.2%
Aetna, Inc.	4,558	211,035
Cigna Corp.	4,505	240,837
Coventry Health Care, Inc.	3,762	168,650
Express Scripts Holding Co.(a)	6,457	348,678
Humana, Inc.	3,192	219,067
McKesson Corp.	2,785	270,034
UnitedHealth Group, Inc.	16,607	900,764
WellPoint, Inc.	5,386	328,115

		2,687,180

	SHARES	FAIR VALUE
COMMON STOCKS—98.1%, continued
HOTELS, RESTAURANTS & LEISURE—1.8%
Carnival Corp.	8,393	$308,611
Marriott International, Inc., Class A	2,660	99,138
McDonald’s Corp.	9,723	857,666
Starwood Hotels & Resorts Worldwide, Inc.	1,776	101,871
Wyndham Worldwide Corp.	3,041	161,812

		1,529,098

HOUSEHOLD DURABLES—0.5%
D.R. Horton, Inc.	8,124	160,693
Newell Rubbermaid, Inc.	4,190	93,311
Whirlpool Corp.	1,582	160,968

		414,972

HOUSEHOLD PRODUCTS—2.1%
Colgate-Palmolive Co.	2,299	240,338
Procter & Gamble Co.	22,933	1,556,921

		1,797,259

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.3%
AES Corp.	11,874	127,052
NRG Energy, Inc.	6,736	154,860

		281,912

INDUSTRIAL CONGLOMERATES—0.8%
3M Co.	7,104	659,606

INSURANCE—7.7%
ACE Ltd.	4,420	352,716
Allstate Corp.	8,739	351,046
American International Group, Inc.(a)	19,096	674,089
Aon plc	2,267	126,045
Assurant, Inc.	4,644	161,147
Berkshire Hathaway, Inc., Class B(a)	25,738	2,308,699
Chubb Corp.	2,520	189,806
Cincinnati Financial Corp.	2,512	98,370
Genworth Financial, Inc., Class A(a)	12,732	95,617
Hartford Financial Services Group, Inc.	5,040	113,098
Loews Corp.	3,484	141,973
Marsh & McLennan Cos., Inc.	5,930	204,407
MetLife, Inc.	18,312	603,197
Principal Financial Group, Inc.	6,706	191,255
Progressive Corp.	4,933	104,086
Prudential Financial, Inc.	8,578	457,465
Torchmark Corp.	1,643	84,894
Travelers Cos., Inc.	4,254	305,522

		6,563,432

INTERNET SOFTWARE & SERVICES—0.4%
eBay, Inc.(a)	1,769	90,254
Yahoo!, Inc.(a)	11,254	223,955

		314,209

IT SERVICES—2.2%
Accenture plc, Class A	4,238	281,827
Fidelity National Information Services, Inc.	3,862	134,436
International Business Machines Corp.	6,142	1,176,500
Paychex, Inc.	3,684	114,720
Western Union Co.	10,989	149,560

		1,857,043

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Value Index Fund	December 31, 2012

	SHARES	FAIR VALUE
COMMON STOCKS—98.1%, continued
LIFE SCIENCES TOOLS & SERVICES—0.3%
Thermo Fisher Scientific, Inc.	4,614	$294,281

MACHINERY—2.5%
Deere & Co.	5,579	482,137
Dover Corp.	2,303	151,330
Illinois Tool Works, Inc.	3,805	231,382
Ingersoll-Rand plc	5,365	257,305
PACCAR, Inc.	5,046	228,130
Parker Hannifin Corp.	5,297	450,563
Pentair Ltd.	1,980	97,317
Stanley Black & Decker, Inc.	1,287	95,199
Xylem, Inc.	3,658	99,132

		2,092,495

MEDIA—2.3%
CBS Corp., Class B	5,234	199,154
Comcast Corp., Class A	4,325	161,668
Interpublic Group of Cos., Inc.	9,086	100,128
McGraw-Hill Cos., Inc.	3,488	190,689
Omnicom Group, Inc.	2,019	100,869
Time Warner Cable, Inc.	995	96,704
Time Warner, Inc.	4,842	231,593
Viacom, Inc., Class B	5,201	274,301
Walt Disney Co.	11,967	595,837

		1,950,943

METALS & MINING—0.8%
Allegheny Technologies, Inc.	5,013	152,195
Nucor Corp.	9,290	401,142
United States Steel Corp.	3,703	88,390

		641,727

MULTILINE RETAIL—0.8%
Macy’s, Inc.	6,103	238,139
Target Corp.	7,922	468,745

		706,884

MULTI-UTILITIES—1.7%
CenterPoint Energy, Inc.	9,131	175,772
CMS Energy Corp.	3,424	83,477
Consolidated Edison, Inc.	6,060	336,572
DTE Energy Co.	3,270	196,364
NiSource, Inc.	4,934	122,807
SCANA Corp.	4,988	227,652
Sempra Energy	4,143	293,905

		1,436,549

OFFICE ELECTRONICS—0.1%
Xerox Corp.	15,601	106,399

OIL, GAS & CONSUMABLE FUELS—12.3%
Apache Corp.	8,852	694,882
BP plc, ADR	12,945	539,030
Chesapeake Energy Corp.	12,297	204,376
ConocoPhillips	48,991	2,840,988
Denbury Resources, Inc.(a)	5,414	87,707
Devon Energy Corp.	10,065	523,783
Energen Corp.	1,970	88,827
EQT Corp.	3,278	193,336
Hess Corp.	5,960	315,642

	SHARES	FAIR VALUE
COMMON STOCKS—98.1%, continued
OIL, GAS & CONSUMABLE FUELS—12.3%, continued
Kinder Morgan, Inc.	12,013	$424,419
Marathon Oil Corp.	14,394	441,320
Marathon Petroleum Corp.	3,923	247,149
Murphy Oil Corp.	4,279	254,814
Noble Energy, Inc.	2,479	252,214
Phillips 66	9,884	524,840
QEP Resources, Inc.	6,218	188,219
Royal Dutch Shell plc, Class A, ADR	15,248	1,051,350
Southwestern Energy Co.(a)	6,594	220,306
Spectra Energy Corp.	27,522	753,552
Valero Energy Corp.	10,069	343,554
Williams Cos., Inc.	7,991	261,625

		10,451,933

PAPER & FOREST PRODUCTS—0.4%
International Paper Co.	9,061	360,990

PERSONAL PRODUCTS—0.4%
Avon Products, Inc.	9,362	134,438
Estee Lauder Cos., Inc., Class A	3,350	200,531

		334,969

PHARMACEUTICALS—4.2%
Bristol-Myers Squibb Co.	20,289	661,218
Eli Lilly & Co.	6,937	342,133
Forest Laboratories, Inc.(a)	7,575	267,549
Hospira, Inc.(a)	2,839	88,690
Johnson & Johnson	24,177	1,694,808
Merck & Co., Inc.	11,821	483,952

		3,538,350

REAL ESTATE INVESTMENT TRUSTS (REITS)—1.7%
Equity Residential	1,651	93,562
HCP, Inc.	4,327	195,494
Host Hotels & Resorts, Inc.	12,568	196,941
Plum Creek Timber Co., Inc.	2,980	132,223
Prologis, Inc.	4,890	178,436
Simon Property Group, Inc.	2,569	406,133
Vornado Realty Trust	1,493	119,559
Weyerhaeuser Co.	3,419	95,117

		1,417,465

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.1%
CBRE Group, Inc., Class A(a)	5,299	105,450

ROAD & RAIL—1.1%
CSX Corp.	20,640	407,227
Norfolk Southern Corp.	6,422	397,137
Ryder System, Inc.	1,959	97,813

		902,177

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.4%
Analog Devices, Inc.	4,253	178,881
Applied Materials, Inc.	22,547	257,937
Intel Corp.	22,268	459,389
Micron Technology, Inc.(a)	16,646	105,702
NVIDIA Corp.	11,768	144,629

		1,146,538

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Value Index Fund	December 31, 2012

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
COMMON STOCKS—98.1%, continued
SOFTWARE—2.3%
Adobe Systems, Inc.(a)	4,979	$187,609
Autodesk, Inc.(a)	2,470	87,315
CA, Inc.	7,512	165,114
Microsoft Corp.	51,795	1,384,480
Oracle Corp.	3,482	116,020

		1,940,538

SPECIALTY RETAIL—0.4%
Home Depot, Inc.	1,892	117,020
Lowe’s Cos., Inc.	3,385	120,235
Staples, Inc.	7,496	85,455

		322,710

WATER UTILITIES—0.1%
American Water Works Co., Inc.	2,056	76,339

TOTAL COMMON STOCKS		83,242,914

PREFERRED STOCK—0.0%**
SPECIALTY RETAIL—0.0%**
Orchard Supply Hardware Stores Corp., Perpetual, Series A—Zero Coupon(a),(b)	39	70

TOTAL PREFERRED STOCKS		70

CORPORATE NOTES—1.3%
COMMUNITY DEVELOPMENT —1.3%
Everence Community Investment, Inc., 1.00%, 12/15/15+(c)	$175,000	175,145
Everence Community Investment, Inc., 1.50%, 12/15/13+(c)	192,500	193,577
Everence Community Investment, Inc., 1.50%, 12/15/14+(c)	758,500	762,896

TOTAL CORPORATE NOTES		1,131,618

SHORT TERM INVESTMENT—1.1%
INVESTMENT COMPANY—1.1%
JPMorgan U.S. Government Money Market Fund, Premier Shares	898,616	898,616

TOTAL INVESTMENTS (Cost* $78,170,052)—100.5%		$85,273,218
Liabilities in excess of other assets—(0.5)%		(398,720)

NET ASSETS—100%		$84,874,498

+	Variable rate security. Rates presented are the rates in effect at December 31, 2012.
(a)	Non-income producing securities.
(b)	Is Zero Coupon
(c)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been fair valued by management and have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Principal Amount	Acquisition Date
Everence Community Investment, Inc.	1.00%	$175,000	12/2009
Everence Community Investment, Inc.	1.50%	192,500	12/2009
Everence Community Investment, Inc.	1.50%	758,500	12/2012

At December 31, 2012, these securities had an aggregate market value of $1,131,618, representing 1.3% of net assets.

*	Represents cost for financial reporting purposes.
**	Amount rounds to less than 0.1%.

ADR	—	American Depositary Receipt
plc	—	Public Liability Company
REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Growth Index Fund 2012 Praxis Annual Report Portfolio Manager Commentary (unaudited)

Investors in U.S. equities experienced strong double-digit returns during 2012 as economic and political realities played out better than many had expected at the beginning of the year. Corporate profits continued to grow, although at a slower pace than they had in the prior few years, the economy continued to slowly improve, and we began to see signs that the housing market crisis is easing. This, along with a lack of large political setbacks in Europe and the U.S., combined to encourage equity investors to bid stocks higher.

In this “risk-on” environment, financial companies generated the best investment returns among major economic sectors while other sectors perceived to offer more safety, like utilities and energy, lagged during the period. The technology sector, while generating mid-teens returns, performed less well during the period, weighing on the returns of the growth style of investing.

Still, the Fund’s Class A shares (without load) 17.15 percent return outperformed the 14.70 percent return of its new benchmark, the S&P 500 Growth Index. Since the Fund changed its benchmark and portfolio management process on April 30, 2012, the Fund’s returns have closely tracked the returns of the benchmark even as the Fund continues to incorporate the screens associated with the Fund’s stewardship investing core values. In the period before the benchmark and portfolio management process changed, the Fund outperformed its benchmark, contributing to its outperformance for the entire period. We believe the new portfolio management process of attempting to track the benchmark subject to the screens will produce returns that are less variable relative to benchmark returns than in the past.

Chad Horning, CFA®

Praxis Growth Index Fund Manager

Everence Capital Management

The views expressed are those of the portfolio manager as of Dec. 31, 2012, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Growth Index Fund

Performance Review

Growth of $10,000 Investment from 5/1/07 to 12/31/12

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 5/1/07 to 12/31/12, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Since Inception	Expense Ratio*** Gross / Net
Growth Index Fund
Class A (Without Load)	5/1/07	17.15%	10.27%	2.46%	2.88%	2.01%	1.10%
Class A*	5/1/07	11.02%	8.32%	1.35%	1.91%
Class I	5/1/07	17.94%	10.92%	3.31%	2.80%	0.50%	0.50%
S&P 500 Growth Index[1]		14.70%	11.33%	3.39%	3.81%
MSCI US Prime Market Growth Index[2]		17.14%	11.87%	3.38%	4.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2012. Contractual fee waivers are in effect from May 1, 2012 through April 30, 2013 for Class A.

1    The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings charge to price and momentum) of the S&P 500 Index, a universe of large capitalization companies in the US equity market.

2    The MSCI US Prime Market Growth Index represents the growth companies of the MSCI US Prime Market 750 Index. (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market). The MSCI US Prime Market Growth Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Growth Index Fund	December 31, 2012

	SHARES	FAIR VALUE
COMMON STOCKS—98.8%
AIR FREIGHT & LOGISTICS—1.3%
C. H. Robinson Worldwide, Inc.	2,296	$145,153
Expeditors International of Washington, Inc.	3,995	158,002
FedEx Corp.	4,034	369,999
United Parcel Service, Inc., Class B	16,201	1,194,500

		1,867,654

AUTO COMPONENTS—0.1%
Delphi Automotive plc(a)	5,636	215,577

AUTOMOBILES—0.2%
Harley-Davidson, Inc.	6,675	326,007

BEVERAGES—4.5%
Coca-Cola Co.	91,118	3,303,028
Monster Beverage Corp.(a)	5,346	282,696
PepsiCo, Inc.	38,946	2,665,075

		6,250,799

BIOTECHNOLOGY—3.6%
Alexion Pharmaceuticals, Inc.(a)	5,765	540,815
Amgen, Inc.	17,448	1,506,111
Biogen Idec, Inc.(a)	5,919	868,140
Celgene Corp.(a)	11,499	905,201
Gilead Sciences, Inc.(a)	17,066	1,253,498

		5,073,765

BUILDING PRODUCTS—0.2%
Masco Corp.	13,915	231,824

CAPITAL MARKETS—1.5%
BlackRock, Inc.	4,068	840,896
Franklin Resources, Inc.	3,983	500,663
Northern Trust Corp.	4,438	222,610
T. Rowe Price Group, Inc.	8,045	523,971

		2,088,140

CHEMICALS—3.0%
Air Products & Chemicals, Inc.	5,469	459,505
CF Industries Holdings, Inc.	1,787	363,047
E.I. du Pont de Nemours & Co.	20,034	900,929
Ecolab, Inc.	7,662	550,898
PPG Industries, Inc.	3,500	473,725
Praxair, Inc.	8,079	884,247
Sherwin-Williams Co.	2,660	409,161
Sigma-Aldrich Corp.	2,605	191,676

		4,233,188

COMMERCIAL BANKS—0.7%
U.S. Bancorp	32,718	1,045,013

COMMERCIAL SERVICES & SUPPLIES—0.1%
Stericycle, Inc.(a)	2,156	201,090

COMMUNICATIONS EQUIPMENT—2.3%
Cisco Systems, Inc.	23,625	464,231
F5 Networks, Inc.(a)	1,610	156,412
Juniper Networks, Inc.(a)	8,505	167,293
QUALCOMM, Inc.	38,905	2,412,888

		3,200,824

COMPUTERS & PERIPHERALS—8.5%
Apple, Inc.	20,152	10,741,620

	SHARES	FAIR VALUE
COMMON STOCKS—98.8%, continued
COMPUTERS & PERIPHERALS—8.5%, continued
EMC Corp.(a)	25,202	$637,611
NetApp, Inc.(a)	10,414	349,390
SanDisk Corp.(a)	4,408	192,012

		11,920,633

CONSUMER FINANCE—1.2%
American Express Co.	19,417	1,116,089
Discover Financial Services	14,497	558,860

		1,674,949

DIVERSIFIED FINANCIAL SERVICES—2.2%
Bank of America Corp.	253,051	2,935,391
IntercontinentalExchange, Inc.(a)	1,386	171,601

		3,106,992

DIVERSIFIED TELECOMMUNICATION SERVICES—1.3%
AT&T, Inc.	6,008	202,530
Verizon Communications, Inc.	38,303	1,657,371

		1,859,901

ELECTRIC UTILITIES—0.1%
NextEra Energy, Inc.	2,070	143,223

ELECTRICAL EQUIPMENT—1.4%
Emerson Electric Co.	16,122	853,821
Rockwell Automation, Inc.	7,047	591,877
Roper Industries, Inc.	4,143	461,862

		1,907,560

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.2%
Amphenol Corp., Class A	5,073	328,223

ENERGY EQUIPMENT & SERVICES—1.1%
Cameron International Corp.(a)	6,607	373,031
Diamond Offshore Drilling, Inc.	7,939	539,535
Ensco plc, Class A	5,092	301,854
National Oilwell Varco, Inc.	2,119	144,834
Rowan Cos. plc, Class A(a)	6,620	207,007

		1,566,261

FOOD & STAPLES RETAILING—1.0%
Costco Wholesale Corp.	5,561	549,260
Walgreen Co.	5,591	206,923
Wal-Mart Stores, Inc.	4,164	284,110
Whole Foods Market, Inc.	3,706	338,469

		1,378,762

FOOD PRODUCTS—1.8%
Campbell Soup Co.	5,670	197,826
H.J. Heinz Co.	6,297	363,211
Hershey Co.	5,414	390,999
Kellogg Co.	7,186	401,338
Kraft Foods Group, Inc.	12,201	554,780
Mead Johnson Nutrition Co.	2,219	146,210
Mondelez International, Inc., Class A	18,423	469,234

		2,523,598

GAS UTILITIES—0.2%
AGL Resources, Inc.	5,725	228,828

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Growth Index Fund	December 31, 2012

	SHARES	FAIR VALUE
COMMON STOCKS—98.8%, continued
HEALTH CARE EQUIPMENT & SUPPLIES—3.7%
Abbott Laboratories	29,064	$1,903,692
Baxter International, Inc.	11,801	786,655
Covidien plc	8,857	511,403
Edwards Lifesciences Corp.(a)	2,620	236,245
Intuitive Surgical, Inc.(a)	891	436,920
Medtronic, Inc.	16,360	671,087
Stryker Corp.	5,228	286,599
Varian Medical Systems, Inc.(a)	2,749	193,090
Zimmer Holdings, Inc.	2,886	192,381

		5,218,072

HEALTH CARE PROVIDERS & SERVICES—0.8%
Aetna, Inc.	3,800	175,940
DaVita HealthCare Partners, Inc.(a)	2,146	237,197
Express Scripts Holding Co.(a)	10,041	542,214
UnitedHealth Group, Inc.	3,911	212,133

		1,167,484

HEALTH CARE TECHNOLOGY—0.2%
Cerner Corp.(a)	4,117	319,644

HOTELS, RESTAURANTS & LEISURE—2.6%
Chipotle Mexican Grill, Inc.(a)	523	155,571
Marriott International, Inc., Class A	5,438	202,674
McDonald’s Corp.	13,051	1,151,229
Starbucks Corp.	18,072	969,021
Starwood Hotels & Resorts Worldwide, Inc.	6,087	349,150
Yum! Brands, Inc.	11,437	759,417

		3,587,062

HOUSEHOLD DURABLES—0.5%
Lennar Corp., Class A	5,428	209,901
PulteGroup, Inc.(a)	12,427	225,674
Whirlpool Corp.	1,971	200,549

		636,124

HOUSEHOLD PRODUCTS—3.0%
Colgate-Palmolive Co.	6,946	726,135
Kimberly-Clark Corp.	8,229	694,774
Procter & Gamble Co.	41,186	2,796,118

		4,217,027

INDUSTRIAL CONGLOMERATES—0.9%
3M Co.	13,321	1,236,855

INSURANCE—1.3%
Aflac, Inc.	7,304	387,988
Aon plc	6,376	354,506
Berkshire Hathaway, Inc., Class B(a)	3,915	351,176
Chubb Corp.	4,619	347,903
Travelers Cos., Inc.	4,792	344,161

		1,785,734

INTERNET & CATALOG RETAIL—2.1%
Amazon.com, Inc.(a)	7,896	1,983,002
Expedia, Inc.	4,418	271,486
priceline.com, Inc.(a)	1,220	757,864

		3,012,352

	SHARES	FAIR VALUE
COMMON STOCKS—98.8%, continued
INTERNET SOFTWARE & SERVICES—4.2%
Akamai Technologies, Inc.(a)	5,069	$207,373
eBay, Inc.(a)	27,518	1,403,968
Google, Inc., Class A(a)	5,749	4,078,168
VeriSign, Inc.(a)	5,480	212,734

		5,902,243

IT SERVICES—6.2%
Accenture plc, Class A	9,914	659,281
Automatic Data Processing, Inc.	11,012	627,794
Cognizant Technology Solutions Corp., Class A(a)	5,990	443,559
Fiserv, Inc.(a)	2,700	213,381
International Business Machines Corp.	16,139	3,091,425
Mastercard, Inc., Class A	2,728	1,340,212
Paychex, Inc.	5,970	185,906
Teradata Corp.(a)	4,886	302,395
Visa, Inc., Class A	11,984	1,816,535

		8,680,488

LIFE SCIENCES TOOLS & SERVICES—0.6%
Agilent Technologies, Inc.	5,785	236,838
Life Technologies Corp.(a)	4,642	227,829
Thermo Fisher Scientific, Inc.	6,472	412,784

		877,451

MACHINERY—1.6%
Deere & Co.	12,763	1,102,978
Illinois Tool Works, Inc.	8,492	516,399
Ingersoll-Rand plc	4,358	209,010
Parker Hannifin Corp.	4,484	381,409

		2,209,796

MEDIA—6.2%
CBS Corp., Class B	15,928	606,060
Comcast Corp., Class A	59,318	2,217,307
DIRECTV(a)	17,580	881,813
Discovery Communications, Inc., Class A(a)	6,791	431,093
Gannett Co., Inc.	12,744	229,519
McGraw-Hill Cos., Inc.	7,028	384,221
Omnicom Group, Inc.	3,764	188,049
Time Warner Cable, Inc.	7,517	730,577
Time Warner, Inc.	18,203	870,650
Viacom, Inc., Class B	13,741	724,700
Walt Disney Co.	27,439	1,366,188

		8,630,177

MULTILINE RETAIL—0.3%
Dollar Tree, Inc.(a)	3,712	150,559
Target Corp.	4,721	279,341

		429,900

OIL, GAS & CONSUMABLE FUELS—5.6%
BP plc, ADR	12,947	539,113
Cabot Oil & Gas Corp.	6,032	300,032
ConocoPhillips	41,887	2,429,027
EOG Resources, Inc.	7,995	965,716
EQT Corp.	4,010	236,510
Hess Corp.	3,235	171,326
Kinder Morgan, Inc.	5,228	184,705

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Growth Index Fund	December 31, 2012

	SHARES	FAIR VALUE
COMMON STOCKS—98.8%, continued
OIL, GAS & CONSUMABLE FUELS—5.6%, continued
Marathon Oil Corp.	11,421	$350,168
Murphy Oil Corp.	3,439	204,792
Noble Energy, Inc.	3,889	395,667
Phillips 66	1,334	70,835
Pioneer Natural Resources Co.	4,090	435,953
Range Resources Corp.	3,277	205,894
Royal Dutch Shell plc, Class A, ADR	6,416	442,383
Southwestern Energy Co.(a)	5,272	176,138
Spectra Energy Corp.	14,393	394,080
Williams Cos., Inc.	8,576	280,778

		7,783,117

PHARMACEUTICALS—6.3%
Allergan, Inc./United States	6,228	571,295
Bristol-Myers Squibb Co.	29,838	972,420
Eli Lilly & Co.	18,250	900,090
Johnson & Johnson	47,608	3,337,321
Merck & Co., Inc.	60,126	2,461,558
Mylan, Inc.(a)	8,313	228,441
Perrigo Co.	2,988	310,842

		8,781,967

PROFESSIONAL SERVICES—0.1%
Robert Half International, Inc.	6,317	201,007

REAL ESTATE INVESTMENT TRUSTS (REITS)—1.8%
American Tower Corp.	10,594	818,598
Public Storage	4,112	596,076
Simon Property Group, Inc.	5,204	822,700
Weyerhaeuser Co.	9,414	261,898

		2,499,272

ROAD & RAIL—0.9%
CSX Corp.	44,153	871,139
Kansas City Southern	2,586	215,879
Norfolk Southern Corp.	3,072	189,972

		1,276,990

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.3%
Altera Corp.	5,948	204,849
Analog Devices, Inc.	5,281	222,119
Broadcom Corp., Class A	11,602	385,303
Intel Corp.	86,075	1,775,727
Texas Instruments, Inc.	18,499	572,359

		3,160,357

SOFTWARE—5.5%
Adobe Systems, Inc.(a)	5,512	207,692
Autodesk, Inc.(a)	4,626	163,529
BMC Software, Inc.(a)	5,542	219,796
Citrix Systems, Inc.(a)	3,452	226,969
Intuit, Inc.	6,883	409,538
Microsoft Corp.	98,201	2,624,913
Oracle Corp.	87,519	2,916,133
Red Hat, Inc.(a)	3,075	162,852
Salesforce.com, Inc.(a)	3,099	520,942
Symantec Corp.(a)	10,288	193,517

		7,645,881

	SHARES	FAIR VALUE
COMMON STOCKS—98.8%, continued
SPECIALTY RETAIL—3.3%
Bed Bath & Beyond, Inc.(a)	2,655	$148,441
Gap, Inc.	7,686	238,573
Home Depot, Inc.	32,976	2,039,566
Lowe’s Cos., Inc.	24,141	857,488
O’Reilly Automotive, Inc.(a)	1,963	175,532
Ross Stores, Inc.	6,861	371,523
TJX Cos., Inc.	19,641	833,760

		4,664,883

TEXTILES, APPAREL & LUXURY GOODS—1.3%
Coach, Inc.	6,796	377,246
Fossil, Inc.(a)	1,418	132,016
NIKE, Inc., Class B	16,850	869,460
Ralph Lauren Corp.	1,097	164,462
VF Corp.	1,774	267,821

		1,811,005

TRADING COMPANIES & DISTRIBUTORS—0.3%
Fastenal Co.	3,809	177,842
W.W. Grainger, Inc.	995	201,358

		379,200

WIRELESS TELECOMMUNICATION SERVICES—0.7%
Crown Castle International Corp.(a)	7,430	536,149
Sprint Nextel Corp.(a)	84,572	479,523

		1,015,672

TOTAL COMMON STOCKS		138,502,571

CORPORATE NOTES—0.8%
COMMUNITY DEVELOPMENT—0.8%
Everence Community Investment, Inc., 1.00%, 11/30/13+(b)	135,000	135,104
Everence Community Investment, Inc., 1.00%, 12/15/15+(b)	453,000	453,376
Everence Community Investment, Inc., 1.50%, 11/30/13+(b)	230,000	231,232
Everence Community Investment, Inc., 1.50%, 12/15/13+(b)	166,000	166,928
Everence Community Investment, Inc., 1.50%, 12/15/14+(b)	175,000	176,014

TOTAL CORPORATE NOTES		1,162,654

SHORT TERM INVESTMENT—0.6%
INVESTMENT COMPANY—0.6%
JPMorgan U.S. Government Money Market Fund, Premier Shares	787,636	787,636

TOTAL INVESTMENTS (Cost* $126,790,207)—100.2%		$140,452,861
Liabilities in excess of other assets—(0.2)%		(346,226)

NET ASSETS—100%		$140,106,635

+	Variable rate security. Rates presented are the rates in effect at December 31, 2012.
(a)	Non-income producing securities.

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Growth Index Fund	December 31, 2012

(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been fair valued by management and have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Principal Amount	Acquisition Date
Everence Community Investment, Inc.	1.00%	$135,000	12/2010
Everence Community Investment, Inc.	1.00%	453,000	12/2012
Everence Community Investment, Inc.	1.50%	230,000	12/2010
Everence Community Investment, Inc.	1.50%	166,000	12/2012
Everence Community Investment, Inc.	1.50%	175,000	09/2011

At December 31, 2012, these securities had an aggregate market value of $1,162,654, representing 0.8% of net assets.

*	Represents cost for financial reporting purposes.

ADR	—	American Depositary Receipt
plc	—	Public Liability Company
REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Small Cap Fund 2012 Praxis Annual Report Portfolio Manager Commentary (unaudited)

The Praxis Small Cap Fund’s Class A shares (without load) gained 9.26 percent versus the Russell 2000 Index’s advance of 16.34 percent in 2012. It was another year of volatility as the market got off to a strong start in the first quarter of 2012, experienced a pullback during the second quarter before posting positive returns in back half of the year. The market climbed the proverbial “wall of worry” throughout the year and finished on its high. The stronger market can be attributed to the removal of market uncertainties with the Presidential election, the fiscal cliff and tax policy now behind us. While the outcome of each may be far from perfect, the uncertainty of the outcome was removed.

We expect a slow but steady economic growth environment to continue into 2013. Positives include a better housing and construction market and increased domestic energy production, which should continue to help increase employment and consumption. This should more than offset the impact of higher taxes and allow for continued economic growth. The markets’ focus will likely shift towards the debt limit and potential government spending cuts and we will continue to monitor the global economy and growing tensions in the Middle East. We expect another year of solid market gains as continued economic growth combined with low interest rates should support continued corporate profit growth, more stock buybacks, dividend increases and additional merger and acquisition activity in 2013.

The Russell 2000 Index’s impressive return for 2012 can be summed up in a few words: the market was reaching for yield. The real estate investment trust (REIT) industry (8.5 percent of the benchmark) was the strongest area, up 27 percent in 2012, as investors bid prices up to acquire their distributions. Lower quality, more leveraged companies also benefited in this yield focused market as high yield bonds (junk bonds) saw huge demand and record low bond yields. The record money flows invested in high yield bonds went directly to improving the balance sheets of lower quality companies. Other areas of strength were Homebuilding and Housing-related stocks. On a sector basis, the best performing sectors in 2012 were the Materials, Consumer Discretionary (helped by its Housing-related stocks) and Financials (helped by the REIT’s). The worst and only down sector for the year was Energy, while the Utilities and Technology sectors also lagged the benchmark.

While we were pleased with the Fund’s positive returns in 2012, we were disappointed in our relative performance. For 2012, both stock selection and sector allocation decisions were a drag relative to the benchmark. Stock selection in the Consumer Discretionary sector was the biggest individual negative to our relative performance due to weak stock selection plus the absence of the strong performing Housing-related stocks. We also experienced weakness in our Materials holdings. Stocks in the Health Care sector added value, as two of the three take-outs in the Fund during the year were in the Health Care sector. Sector allocation decisions detracted from performance, with our overweight to Energy earlier in the year detracting value and our underweight in Utilities being additive as the sector underperformed the benchmark. Given the Fund’s high quality strategy, we didn’t benefit from the reach for yield (REIT’s) and low quality driven market. Overall, it was a year where there wasn’t market interest in our higher quality investment strategy and our investments did not appreciate at the same degree as the market.

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for our investors. Our goal is to generate positive returns over time relative to our benchmark and to minimize the risk (volatility) of the portfolio.

The management of our investment process truly maximizes our internal, research-intensive investment process. By incorporating the total research capabilities of the firm, we are constantly identifying and analyzing companies that meet our stringent criteria. We believe our consistent investment disciplines have produced a solid investment strategy, and have us well-positioned going forward.

Steven R. Purvis, CFA®

Praxis Small Cap Fund Manager

Luther King Capital Management

The views expressed are those of the portfolio manager as of Dec. 31, 2012, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Small Cap Fund

Performance Review

Growth of $10,000 investment from 5/1/07 to 12/31/12

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 5/1/07 to 12/31/12, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Since Inception	Expense Ratio*** Gross / Net
Small Cap Fund
Class A (Without Load)	5/1/07	9.26%	15.00%	3.86%	2.47%	2.18%	1.72%
Class A *	5/1/07	3.54%	12.94%	2.74%	1.51%
Class I	5/1/07	10.06%	15.66%	4.33%	2.84%	1.05%	1.05%
Russell 2000 Index[1]		16.34%	12.24%	3.55%	2.17%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.

**   Reflects the expense ratios as reported in the Prospectus dated May 1, 2012. Contractual fee waivers are in effect from May 1, 2012 through April 30, 2013 for Class A.

1     The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Small Cap Fund	December 31, 2012

	SHARES	FAIR VALUE
COMMON STOCKS—94.4%
AEROSPACE & DEFENSE—1.7%
Hexcel Corp.(a)	43,150	$1,163,324

AUTOMOBILES—0.8%
Thor Industries, Inc.	13,950	522,148

BIOTECHNOLOGY—0.7%
Exact Sciences Corp.(a)	48,100	509,379

BUILDING PRODUCTS—0.9%
Armstrong World Industries, Inc.	12,800	649,344

CAPITAL MARKETS—1.4%
Greenhill & Co., Inc.	18,475	960,515

COMMERCIAL BANKS—9.6%
Community Bank System, Inc.	29,265	800,691
First Horizon National Corp.	119,340	1,182,659
Hancock Holding Co.	21,890	694,789
Home Bancshares, Inc.	22,850	754,507
Prosperity Bancshares, Inc.	21,340	896,280
Texas Capital Bancshares, Inc.(a)	21,320	955,562
UMB Financial Corp.	15,530	680,835
Umpqua Holdings Corp.	60,010	707,518

		6,672,841

COMMUNICATIONS EQUIPMENT—3.2%
Ciena Corp.(a)	55,200	866,640
Ixia(a)	48,100	816,738
Loral Space & Communications, Inc.	9,800	535,668

		2,219,046

CONTAINERS & PACKAGING—1.1%
Silgan Holdings, Inc.	18,250	759,017

ELECTRICAL EQUIPMENT—4.0%
Belden, Inc.	22,885	1,029,596
Franklin Electric Co., Inc.	15,195	944,673
Thermon Group Holdings, Inc.(a)	35,425	798,126

		2,772,395

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.3%
FARO Technologies, Inc.(a)	10,050	358,584
National Instruments Corp.	21,475	554,270

		912,854

ENERGY EQUIPMENT & SERVICES—0.9%
Atwood Oceanics, Inc.(a)	13,025	596,415

FOOD & STAPLES RETAILING—0.7%
Casey’s General Stores, Inc.	8,790	466,749

HEALTH CARE EQUIPMENT & SUPPLIES—7.0%
Cyberonics, Inc.(a)	24,200	1,271,226
DexCom, Inc.(a)	70,900	964,949
Endologix, Inc.(a)	72,900	1,038,096
Integra LifeSciences Holdings Corp.(a)	22,225	866,108
Spectranetics Corp.(a)	50,112	740,154

		4,880,533

HEALTH CARE PROVIDERS & SERVICES—6.0%
Health Management Associates, Inc., Class A(a)	93,535	871,746
HMS Holdings Corp.(a)	33,290	862,877

	SHARES	FAIR VALUE
COMMON STOCKS—94.4%, continued
HEALTH CARE PROVIDERS & SERVICES—6.0%, continued
MWI Veterinary Supply, Inc.(a)	10,155	$1,117,050
Team Health Holdings, Inc.(a)	44,125	1,269,476

		4,121,149

HEALTH CARE TECHNOLOGY—1.1%
Computer Programs & Systems, Inc.	15,760	793,358

HOUSEHOLD DURABLES—1.2%
Tempur-Pedic International, Inc.(a)	25,375	799,059

INDUSTRIAL CONGLOMERATES—0.9%
Raven Industries, Inc.	24,560	647,402

INSURANCE—1.6%
AmTrust Financial Services, Inc.	38,627	1,108,209

INTERNET SOFTWARE & SERVICES—1.7%
LivePerson, Inc.(a)	40,405	530,921
LogMeIn, Inc.(a)	29,075	651,571

		1,182,492

IT SERVICES—0.9%
Acxiom Corp.(a)	37,330	651,782

MACHINERY—6.1%
Actuant Corp., Class A	29,785	831,299
Chart Industries, Inc.(a)	8,750	583,362
CLARCOR, Inc.	8,000	382,240
Middleby Corp.(a)	10,550	1,352,615
Rexnord Corp.(a)	20,485	436,331
Westport Innovations, Inc.(a)	23,250	621,008

		4,206,855

MARINE—1.2%
Kirby Corp.(a)	13,025	806,117

MEDIA—1.3%
Cinemark Holdings, Inc.	34,125	886,567

METALS & MINING—3.4%
Carpenter Technology Corp.	15,925	822,208
Commercial Metals Co.	58,300	866,338
Walter Energy, Inc.	19,000	681,720

		2,370,266

OIL, GAS & CONSUMABLE FUELS—6.8%
Approach Resources, Inc.(a)	34,340	858,843
Comstock Resources, Inc.(a)	41,900	633,947
Gulfport Energy Corp.(a)	30,535	1,167,048
Kodiak Oil & Gas Corp.(a)	80,275	710,434
Oasis Petroleum, Inc.(a)	22,370	711,366
Rosetta Resources, Inc.(a)	14,370	651,823

		4,733,461

PHARMACEUTICALS—2.5%
Akorn, Inc.(a)	69,317	926,075
Impax Laboratories, Inc.(a)	38,150	781,694

		1,707,769

PROFESSIONAL SERVICES—1.1%
Insperity, Inc.	23,320	759,299

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
FirstService Corp.(a)	12,088	341,607

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Small Cap Fund	December 31, 2012

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
COMMON STOCKS—94.4%, continued
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.9%
Cirrus Logic, Inc.(a)	21,995	$637,195

SOFTWARE—8.0%
ACI Worldwide, Inc.(a)	25,050	1,094,435
Aspen Technology, Inc.(a)	47,770	1,320,363
Interactive Intelligence Group, Inc.(a)	28,000	939,120
MicroStrategy, Inc., Class A(a)	7,450	695,681
NICE Systems Ltd., ADR(a)	27,500	920,700
Pegasystems, Inc.	24,130	547,268

		5,517,567

SPECIALTY RETAIL—9.2%
Children’s Place Retail Stores, Inc.(a)	14,300	633,347
DSW, Inc., Class A	14,575	957,432
Genesco, Inc.(a)	14,675	807,125
GNC Holdings, Inc., Class A	15,445	514,010
Group 1 Automotive, Inc.	13,670	847,403
Monro Muffler Brake, Inc.	19,150	669,676
Select Comfort Corp.(a)	30,825	806,690
Sonic Automotive, Inc., Class A	54,425	1,136,938

		6,372,621

TEXTILES, APPAREL & LUXURY GOODS—2.4%
Fifth & Pacific Cos., Inc.(a)	41,460	516,177
Oxford Industries, Inc.	9,955	461,514
Wolverine World Wide, Inc.	17,450	715,101

		1,692,792

THRIFTS & MORTGAGE FINANCE—1.5%
Capitol Federal Financial, Inc.	87,485	1,022,700

TRADING COMPANIES & DISTRIBUTORS—2.8%
Beacon Roofing Supply, Inc.(a)	27,700	921,856
WESCO International, Inc.(a)	14,925	1,006,393

		1,928,249

TOTAL COMMON STOCKS		65,371,076

CORPORATE NOTES—1.1%
COMMUNITY DEVELOPMENT—1.1%
Everence Community Investment, Inc., 1.00%, 11/30/13+(b)	$280,000	280,215
Everence Community Investment, Inc., 1.50%, 11/30/13+(b)	195,000	196,044
Everence Community Investment, Inc., 1.50%, 12/15/14+(b)	275,000	276,594

TOTAL CORPORATE NOTES		752,853

SHORT TERM INVESTMENT—4.4%
INVESTMENT COMPANY—4.4%
JPMorgan U.S. Government Money Market Fund, Premier Shares	3,031,404	3,031,404

TOTAL INVESTMENTS (Cost* $55,813,446)—99.9%		$69,155,333
Other assets in excess of liabilities—0.1%		74,887

NET ASSETS—100%		$69,230,220

+	Variable rate security. Rates presented are the rates in effect at December 31, 2012.
(a)	Non-income producing securities.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been fair valued by management and have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Principal Amount	Acquisition Date
Everence Community Investment, Inc.	1.00%	$280,000	12/2010
Everence Community Investment, Inc.	1.50%	195,000	12/2010
Everence Community Investment, Inc.	1.50%	275,000	9/2011

At December 31, 2012, these securities had an aggregate market value of $752,853, representing 1.1% of net assets.

*	Represents cost for financial reporting purposes.

ADR	—	American Depositary Receipt

See accompanying notes to financial statements.

Praxis Genesis Portfolios 2012 Praxis Annual Report Portfolio Manager Commentary (unaudited)

All in all, it was a very good year for investors – bonds were up, stocks were broadly up, and the economy continued on its slow upward march. While still a mess, the European debt crisis didn’t worsen terribly and some of the political uncertainty in the U.S. was allayed by the re-election of President Obama and the last-ditch passage of a tax bill on New Year’s Day. There is still plenty of uncertainty, but we avoided any big blow ups that could have sidetracked the economic recovery.

U.S. large company stocks climbed during the year despite flagging during the spring as investors worried about the European debt crisis. Small company U.S. stocks rose slightly more than large company stocks for the period, primarily on their surge late in the year.

International markets, including both developed and emerging countries, finished strong after a very weak start early in the year on concerns that the sovereign debt crisis in Europe, slowing growth in China and the lackluster recovery in the U.S. would put a damper on global growth. Leadership changes in Spain, Italy and France held the risk of upsetting negotiations among the leaders of those countries and Chancellor Angela Merkel of Germany. But instead, the core countries and the European Central Bank muddled through the year, refinancing Greece another time in exchange for more austerity and offering a backstop to investors in Spanish banks that boosted confidence and pushed continental stocks higher.

U.S. bonds rose during the year as interest rates fell even further, though the path was anything but smooth. As the year closed, the 1.78 percent yield on the 10-year U.S. Treasury Bond was significantly higher than the 1.43 percent low it touched in July, but ended lower than its starting yield at 1.89 percent. For the year, though, bond investors were rewarded again for investing in the asset class. Interest rates on U.S. bonds generally have fallen (bond prices risen) for more than a quarter century, but money flows into bonds indicate that investors continue to believe that the risk of rising interest rates is not their current concern.

The success of markets during the year suggests that the outcomes of political negotiations in the U.S. and Europe, combined with real economic progress on the ground, were better than investors anticipated they would be at the beginning of the year. There were no major setbacks, with politicians in the U.S. and abroad doing just enough to support confidence while at the same time pushing some difficult decisions into the future. The path of least resistance for investors was to push securities prices higher even as challenges loom in the distance.

The “risk-on” nature of the investment environment during the year was reflected in the returns of the Genesis allocation funds, with the Genesis Growth Portfolio outperforming the Genesis Conservative Portfolio.

The Genesis Conservative Portfolio’s Class A shares (without load) 7.42 percent return exceeded the Barclays Aggregate Bond Index’s 4.22 percent return during the year. The Portfolio’s allocation to domestic and foreign equities contributed to its outperformance versus the benchmark that contains only bonds.

The Genesis Balanced Portfolio’s Class A shares (without load) 10.11 percent return trailed the Russell 3000 Index’s 16.44 percent return during the year. The Portfolios strategic allocation to bonds, which are not included in the Russell 3000 Index, put the Portfolio at a disadvantage during the period.

The Genesis Growth Portfolio’s Class A shares (without load) 11.82 percent return also trailed the Russell 3000 Index’s 16.44 percent return during the year. Despite a higher allocation to equities than the two other Genesis Portfolios, the inclusion of a modest allocation to bonds disadvantaged the fund versus the benchmark.

Each of the Portfolios benefited from the relative outperformance of the Praxis Growth Index, Praxis Intermediate Income and Praxis International Index Funds versus their respective benchmarks. In contrast, the relative underperformance of the Praxis Value Index and Praxis Small Cap Funds, as well as the now closed Praxis Core Stock and Praxis International Funds, versus their respective benchmarks detracted from Fund performance.

The underlying investments in the Genesis Portfolios are the Praxis Mutual Funds including four equity funds and one fixed income fund, which are held in proportions matching the risk profile of each of the Genesis Portfolios. During the year, the Praxis International Fund was closed and the Praxis Core Stock Fund was reorganized into the Praxis Growth Index Fund, each of which resulted in adjustments in the holdings of the Genesis Portfolios. We take a long-term approach in assigning weights to the various underlying funds, relying on the premise that higher risk equity Funds are expected to generate higher long term returns than lower risk fixed income investments.

Praxis Genesis Portfolios 2012 Praxis Annual Report Portfolio Manager Commentary (unaudited), continued

During the period, the allocation between the stocks and bonds for each of the Portfolios remained close to the long-term targets we set at the inception of the Portfolios, however, the reorganization of the Praxis Core Stock Fund into the Praxis Growth Index Fund on Dec. 14, 2012, resulted in a higher than normal allocation to the Praxis Growth Index Fund at year end.

Chad Horning, CFA®

Praxis Genesis Portfolios Manager

Everence Capital Management

The views expressed are those of the portfolio manager as of Dec. 31, 2012, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Genesis Conservative Portfolio

Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/12

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/12, and includes the reinvestment of dividends and capital gains.

	Inception Date	One Year Ended	Annualized Since Inception	Expense Ratio** Gross / Net
Genesis Conservative Portfolio
Class A (Without Load)	12/31/09	7.42%	6.11%	1.42%	1.25%
Class A *	12/31/09	1.80%	4.23%
Barclays Capital Aggregate Bond Index[1]		8.01%	7.27%
Composite Benchmark[2]		4.22%	6.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.

**   Reflects the expense ratios as reported in the Prospectus dated May 1, 2012. Contractual fee waivers are in effect from May 1, 2012 through April 30, 2013 for Class A.

1    Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

2    The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (70%), the MSCI EAFE Index (7.50%), the Russell 1000 Index (2.50%) and the Russell 2000 Index (20%).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Genesis Conservative Portfolio	December 31, 2012

	SHARES	FAIR VALUE
Mutual Funds—100.1%
Praxis Growth Index Fund, Class I(a)	208,992	$2,443,112
Praxis Intermediate Income Fund, Class I(a)	1,183,935	12,656,268
Praxis International Index Fund, Class I(a)	113,595	1,080,287
Praxis Small Cap Fund, Class I(a)	21,905	253,878
Praxis Value Index Fund, Class I(a)	91,399	790,603

Total Mutual Funds		17,224,148

TOTAL INVESTMENTS (Cost* $16,456,460)—100.1%		$17,224,148
Liabilities in excess of other assets—(0.1)%		(21,527)

NET ASSETS—100%		$17,202,621

(a)	Affiliated fund.
*	Represents cost for financial reporting purposes.

See accompanying notes to financial statements.

Praxis Genesis Balanced Portfolio

Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/12

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/12, and includes the reinvestment of dividends and capital gains.

	Inception Date	One Year Ended	Annualized Since Inception	Expense Ratio** Gross / Net
Genesis Balanced Portfolio
Class A (Without Load)	12/31/09	10.11%	6.77%	1.44%	1.34%
Class A *	12/31/09	4.32%	4.88%
Russell 3000 Index[1]		16.44%	11.20%
Composite Benchmark[2]		11.79%	8.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.

**    Reflects the expense ratios as reported in the Prospectus dated May 1, 2012. Contractual fee waivers are in effect from May 1, 2012 through April 30, 2013 for Class A.

1     The Russell 3000 Index is a widely recognized unmanaged market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

2    The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (40%), the MSCI EAFE Index (15%), the Russell 1000 Index (35%) and the Russell 2000 Index (10%).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Genesis Balanced Portfolio	December 31, 2012

	SHARES	FAIR VALUE
Mutual Funds—100.1%
Praxis Growth Index Fund, Class I(a)	988,358	$11,553,901
Praxis Intermediate Income Fund, Class I(a)	1,621,564	17,334,519
Praxis International Index Fund, Class I(a)	766,104	7,285,651
Praxis Small Cap Fund, Class I(a)	386,092	4,474,808
Praxis Value Index Fund, Class I(a)	462,674	4,002,134

Total Mutual Funds		44,651,013

TOTAL INVESTMENTS (Cost* $41,311,356)—100.1%		$44,651,013
Liabilities in excess of other assets—(0.1)%		(66,630)

NET ASSETS—100%		$44,584,383

(a)	Affiliated fund.
*	Represents cost for financial reporting purposes.

See accompanying notes to financial statements.

Praxis Genesis Growth Portfolio

Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/12

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/12, and includes the reinvestment of dividends and capital gains.

	Inception Date	One Year Ended	Annualized Since Inception	Expense Ratio** Gross / Net
Genesis Growth Portfolio
Class A (Without Load)	12/31/09	11.82%	7.16%	1.68%	1.40%
Class A *	12/31/09	5.97%	5.26%
Russell 3000 Index[1]		16.44%	11.20%
Composite Benchmark[2]		14.27%	8.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.

**   Reflects the expense ratios as reported in the Prospectus dated May 1, 2012. Contractual fee waivers are in effect from May 1, 2012 through April 30, 2013 for Class A.

1    The Russell 3000 Index is a widely recognized unmanaged market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

2    The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (20%), the MSCI EAFE Index (20%), the Russell 1000 Index (45%) and the Russell 2000 Index (15%).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Genesis Growth Portfolio	December 31, 2012

	SHARES	FAIR VALUE
Mutual Funds—100.2%
Praxis Growth Index Fund, Class I(a)	1,037,585	$12,129,374
Praxis Intermediate Income Fund, Class I(a)	683,307	7,304,548
Praxis International Index Fund, Class I(a)	802,085	7,627,832
Praxis Small Cap Fund, Class I(a)	455,446	5,278,614
Praxis Value Index Fund, Class I(a)	464,988	4,022,150

Total Mutual Funds		36,362,518

TOTAL INVESTMENTS (Cost* $33,021,830)—100.2%		$36,362,518
Liabilities in excess of other assets—(0.2)%		(68,978)

NET ASSETS—100%		$36,293,540

(a)	Affiliated fund.
*	Represents cost for financial reporting purposes.

See accompanying notes to financial statements.

Statements of assets & liabilities

December 31, 2012

	Praxis Intermediate Income Fund	Praxis International Index	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Fund

Assets
Total investment securities, at cost	$333,325,721	$131,519,530	$78,170,052	$126,790,207	$55,813,446

Investments in unaffiliated securities, at fair value	$349,301,271	$135,899,588	$84,141,600	$139,290,207	$68,402,480
Investments in affiliates, at fair value	3,689,419	1,210,228	1,131,618	1,162,654	752,853

Total investment securities, at fair value	352,990,690	137,109,816	85,273,218	140,452,861	69,155,333
Cash	80,900	548	—	1,549	—
Receivable for investments sold	213,781	1,313,295	—	6,439,822	—
Receivable for capital shares sold	1,785,695	529,908	6,877,608	338,446	355,574
Receivable for dividends and interest	2,769,262	244,762	67,312	83,037	11,233
Receivable for tax reclaims	—	8,061	—	84,333	—
Prepaid expenses	6,406	10,706	3,275	4,926	3,511

Total Assets	357,846,734	139,217,096	92,221,413	147,404,974	69,525,651

Liabilities
Bank overdraft	—	—	1,263	—	—
Payable for capital shares redeemed	2,651,940	784,056	643,047	6,998,551	211,559
Payable for investments purchased	2,509,375	1,271,947	6,626,262	—	—
Accrued expenses and other payables:
Investment advisory fees	131,572	61,392	19,595	26,448	45,339
Administration fees	36,243	10,858	6,933	4,459	7,196
Distribution fees	17,942	3,810	2,903	5,191	1,210
Other	141,135	66,038	46,912	263,690	30,127

Total Liabilities	5,488,207	2,198,101	7,346,915	7,298,339	295,431

Net Assets	$352,358,527	$137,018,995	$84,874,498	$140,106,635	$69,230,220

Components of Net Assets
Paid-in capital	$332,568,596	$133,571,797	$89,949,085	$147,632,973	$55,588,112
Accumulated (distributions in excess of) net investment income	—	(86,938)	895,481	23,079	285,000
Accumulated net realized gains (losses) on investments and foreign currency transactions	124,962	(2,055,408)	(13,073,234)	(21,215,553)	15,221
Net unrealized appreciation/(depreciation) on investments and foreign currency translations	19,664,969	5,589,544	7,103,166	13,666,136	13,341,887

Net Assets	$352,358,527	$137,018,995	$84,874,498	$140,106,635	$69,230,220

Pricing of Class A Shares
Net assets attributable to Class A shares	$83,494,175	$18,180,589	$13,590,660	$43,034,572	$5,710,191

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,779,152	1,919,090	1,560,608	3,699,367	504,139

Net asset value, offering price and redemption price per share	$10.73	$9.47	$8.71	$11.63	$11.33

Maximum sales charge	3.75%	5.25%	5.25%	5.25%	5.25%

Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$11.15	$9.99	$9.19	$12.27	$11.96

Pricing of Class I Shares
Net assets attributable to Class I shares	$268,864,352	$118,838,406	$71,283,838	$97,072,063	$63,520,029

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	25,141,716	12,490,320	8,238,954	8,307,549	5,482,677

Net asset value and redemption price per share	$10.69	$9.51	$8.65	$11.68	$11.59

See accompanying notes to financial statements.

Statements of assets & liabilities, continued

December 31, 2012

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio

Assets
Investments in affiliates, at cost	$16,456,460	$41,311,356	$33,021,830

Investments in affiliates, at fair value	$17,224,148	$44,651,013	$36,362,518

Receivable for investments sold	1,902	—	2,837
Receivable for capital shares sold	2,752	17,172	15,786
Prepaid expenses	831	1,279	1,708

Total Assets	17,229,633	44,669,464	36,382,849

Liabilities
Bank overdraft	—	—	75
Distributions payable	2,253	4,939	1,680
Payable for capital shares redeemed	2,400	9,508	16,469
Payable for investments purchased	—	2,742	—
Accrued expenses and other payables:
Investment advisory fees	686	3,573	—
Administration fees	1,158	2,714	2,174
Distribution fees	3,630	9,336	7,593
Other	16,885	52,269	61,318

Total Liabilities	27,012	85,081	89,309

Net Assets	$17,202,621	$44,584,383	$36,293,540

Components of Net Assets
Paid-in capital	$16,349,481	$41,040,168	$32,771,110
Accumulated (distributions in excess of) net investment income	850	(1,154)	(1,680)
Accumulated net realized gains (losses) on investments in affiliates	84,602	205,712	183,422
Net unrealized appreciation/(depreciation) on investments in affiliates	767,688	3,339,657	3,340,688

Net Assets	$17,202,621	$44,584,383	$36,293,540

Pricing of Class A Shares
Net assets attributable to Class A shares	$17,202,621	$44,584,383	$36,293,540

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,594,150	4,000,475	3,184,141

Net asset value, offering price and redemption price per share	$10.79	$11.14	$11.40

Maximum sales charge	5.25%	5.25%	5.25%

Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$11.39	$11.76	$12.03

See accompanying notes to financial statements.

Statements of operations

For the year ended December 31, 2012

	Praxis Intermediate Income Fund	Praxis International Index	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Fund

Investment Income
Dividends	$331,903	$3,560,735	$1,585,276	$951,163	$1,077,794
Foreign tax withholding	—	(69,610)	(109)	—	—
Interest	11,245,224	—	—	—	—
Interest from affiliates	76,179	10,128	19,496	13,159	8,918

Total Investment Income	11,653,306	3,501,253	1,604,663	964,322	1,086,712

Expenses
Investment advisory fees	1,350,345	665,724	177,908	157,441	604,929
Administration fees	146,775	45,509	24,884	19,772	29,586
Distribution fees - Class A	200,114	34,598	37,609	13,385	21,297
Transfer agent fees - Class A	140,038	44,591	40,037	10,924	27,481
Transfer agent fees - Class I	4,706	2,868	1,438	1,501	1,549
Compliance service fees	75,594	25,478	12,083	10,198	16,877
Registration fees - Class A	19,897	17,582	15,820	16,137	20,045
Registration fees - Class I	3,293	1,435	70	3,692	3,762
Shareholder report printing fees - Class A	19,814	5,513	12,007	3,126	3,991
Shareholder report printing fees - Class I	285	7	219	113	185
Professional fees	173,412	112,617	33,409	29,419	51,124
Custodian fees	28,287	19,756	9,316	8,798	15,470
Trustee fees and expenses	57,823	16,870	8,923	7,599	12,770
Other expenses	69,286	61,722	16,322	11,446	9,250

Total Expenses Before Reductions	2,289,669	1,054,270	390,045	293,551	818,316
Expenses waived by Investment Advisor	(66,632)	—	—	(9,361)	(16,604)

Net Expenses	2,223,037	1,054,270	390,045	284,190	801,712

Net Investment Income (Loss)	9,430,269	2,446,983	1,214,618	680,132	285,000

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	4,053,360	(1,720,989)	2,673,267	1,545,274	3,686,110
Net realized gains (losses) on foreign currency transactions	—	(12,316)	—	(5,156)	—
Change in unrealized appreciation (depreciation) of investments	2,779,200	14,681,121	5,580,749	5,696,637	2,768,802
Change in unrealized appreciation (depreciation) of foreign currency translations	—	(646)	—	3,482	—

Net Realized and Unrealized Gains (Losses) on Investments in Affiliates and Foreign Currency Transactions	6,832,560	12,947,170	8,254,016	7,240,237	6,454,912

Net Change in Net Assets from Operations	$16,262,829	$15,394,153	$9,468,634	$7,920,369	$6,739,912

See accompanying notes to financial statements.

Statements of operations, continued

For the year ended December 31, 2012

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio

Investment Income
Dividends from affiliates	$439,131	$919,660	$620,596

Total Investment Income	439,131	919,660	620,596

Expenses
Investment advisory fees	8,009	21,090	16,943
Administration fees	4,707	12,045	9,625
Distribution fees	40,048	105,453	84,716
Transfer agent fees	20,935	64,500	77,751
Compliance service fees	341	914	722
Registration fees	15,781	19,793	18,755
Shareholder report printing fees	7,798	23,809	28,992
Professional fees	3,505	4,804	4,389
Custodian fees	553	609	577
Trustee fees and expenses	268	724	580
Other expenses	2,544	7,998	9,525

Total Expenses Before Reductions	104,489	261,739	252,575
Expenses waived by Investment Advisor	(7,324)	(5,886)	(47,030)

Net Expenses	97,165	255,853	205,545

Net Investment Income (Loss)	341,966	663,807	415,051

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments in affiliates	344,150	1,464,500	1,347,371
Distribution of realized gains received from affiliates	107,320	199,194	127,854
Change in unrealized appreciation (depreciation) of investments in affiliates	316,004	1,624,554	1,725,837

Net Realized and Unrealized Gains (Losses) on Investments in Affiliates	767,474	3,288,248	3,201,062

Net Change in Net Assets from Operations	$1,109,440	$3,952,055	$3,616,113

See accompanying notes to financial statements.

Statements of changes in net assets

	Praxis Intermediate Income Fund		Praxis International Index

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

From Operations
Net investment income (loss)	$9,430,269	$10,529,029	$2,446,983	$968,222
Net realized gains (losses) from security transactions	4,053,360	3,529,389	(1,733,305)	(338,353)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,779,200	5,852,350	14,680,475	(9,090,931)

Net Change in Net Assets from Operations	16,262,829	19,910,768	15,394,153	(8,461,062)

Distributions to Shareholders
From net investment income
Class A	(2,237,463)	(2,329,750)	(224,763)	(26,943)
Class I	(8,264,252)	(8,662,057)	(2,285,608)	(958,603)
From net realized gains
Class A	(691,028)	(716,002)	—	—
Class I	(2,202,841)	(2,313,692)	—	—

Change in Net Assets from Distributions to Shareholders	(13,395,584)	(14,021,501)	(2,510,371)	(985,546)

Change in Net Assets from Capital Transactions	42,774,091	4,428,533	57,192,275	76,369,546

Change in Net Assets	45,641,336	10,317,800	70,076,057	66,922,938

Net Assets
Beginning of year	306,717,191	296,399,391	66,942,938	20,000

End of year	$352,358,527	$306,717,191	$137,018,995	$66,942,938

Accumulated Net Investment Income (Loss)	$—	$—	$(86,938)	$(14,776)

See accompanying notes to financial statements.

Statements of changes in net assets, continued

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Fund

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

From Operations
Net investment income (loss)	$1,214,618	$957,466	$680,132	$245,626	$285,000	$(212,415)
Net realized gains (losses) from security transactions	2,673,267	1,419,699	1,540,118	(410,056)	3,686,110	2,306,507
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	5,580,749	(4,040,891)	5,700,119	709,605	2,768,802	2,495,223

Net Change in Net Assets from Operations	9,468,634	(1,663,726)	7,920,369	545,175	6,739,912	4,589,315

Distributions to Shareholders
From net investment income
Class A	(110,133)	(260,528)	(173,208)	(3,535)	—	—
Class I	(1,031,011)	(712,182)	(495,501)	(240,262)	—	—
From net realized gains
Class A	—	—	—	—	(75,360)	—
Class I	—	—	—	—	(811,681)	—

Change in Net Assets from Distributions to Shareholders	(1,141,144)	(972,710)	(668,709)	(243,797)	(887,041)	—

Change in Net Assets from Capital Transactions	23,701,181	(723,767)	95,648,369	4,592,806	(3,294,397)	33,157,639

Change in Net Assets	32,028,671	(3,360,203)	102,900,029	4,894,184	2,558,474	37,746,954

Net Assets
Beginning of year	52,845,827	56,206,030	37,206,606	32,312,422	66,671,746	28,924,792

End of year	$84,874,498	$52,845,827	$140,106,635	$37,206,606	$69,230,220	$66,671,746

Accumulated Net Investment Income (Loss)	$895,481	$860,529	$23,079	$—	$285,000	$—

See accompanying notes to financial statements.

Statements of changes in net assets, continued

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

From Operations
Net investment income (loss)	$341,966	$312,421	$663,807	$510,144	$415,051	$228,672
Net realized gains (losses) on investments in affiliates	344,150	29,679	1,464,500	154,246	1,347,371	196,197
Distribution of realized gains received from affiliates	107,320	97,292	199,194	149,291	127,854	58,915
Net change in unrealized appreciation (depreciation) on investments in affiliates	316,004	(63,696)	1,624,554	(976,321)	1,725,837	(1,261,194)

Net Change in Net Assets from Operations	1,109,440	375,696	3,952,055	(162,640)	3,616,113	(777,410)

Distributions to Shareholders
From net investment income
Class A	(365,818)	(373,346)	(696,655)	(603,427)	(428,627)	(265,340)
From net realized gains
Class A	(375,464)	(78,557)	(1,415,238)	(323,879)	(1,227,081)	(341,941)

Change in Net Assets from Distributions to Shareholders	(741,282)	(451,903)	(2,111,893)	(927,306)	(1,655,708)	(607,281)

Change in Net Assets from Capital Transactions	2,816,486	1,399,508	4,974,168	4,677,562	4,450,688	4,594,275

Change in Net Assets	3,184,644	1,323,301	6,814,330	3,587,616	6,411,093	3,209,584

Net Assets
Beginning of year	14,017,977	12,694,676	37,770,053	34,182,437	29,882,447	26,672,863

End of year	$17,202,621	$14,017,977	$44,584,383	$37,770,053	$36,293,540	$29,882,447

Accumulated Net Investment Income (Loss)	$850	$(1,157)	$(1,154)	$(2,013)	$(1,680)	$(1,000)

See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout the year indicated

Praxis Intermediate Income Fund - Class A

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)	Year Ended December 31, 2008
Net asset value at beginning of period	$10.63	$10.43	$10.20	$9.62	$9.78
Net investment income (loss)	0.27	0.34	0.37	0.43	0.45
Net realized and unrealized gains (losses) on investments	0.22	0.32	0.27	0.56	(0.16)
Total from investment operations	0.49	0.66	0.64	0.99	0.29
Less distributions:
Dividends from investment income	(0.30)	(0.35)	(0.37)	(0.41)	(0.45)
Distributions from net realized gains	(0.09)	(0.11)	(0.04)	—	—
Total distributions	(0.39)	(0.46)	(0.41)	(0.41)	(0.45)
Paid-in capital from redemption fees	— (b)	—	—	—	—
Net asset value at end of period	$10.73	$10.63	$10.43	$10.20	$9.62
Total return (excludes sales charge)	4.64%	6.43%	6.26%	10.49%	3.09%
Net assets at end of period (in 000s)	$83,494	$72,106	$67,259	$74,965	$49,693
Ratio of net expenses to average net assets	0.96%	0.96%	0.98%	0.92%	0.88%
Ratio of net investment income to average net assets	2.49%	3.19%	3.49%	4.22%	4.49%
Ratio of gross expenses to average net assets*	1.05%	1.08%	1.16%	1.27%	1.21%
Portfolio turnover rate	35.75%	36.12%	26.75%	28.56%	25.46%

Praxis Intermediate Income Fund - Class I

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value at beginning of period	$10.60	$10.39	$10.17	$9.61	$9.77
Net investment income (loss)	0.31	0.38	0.40	0.45	0.47
Net realized and unrealized gains (losses) on investments	0.21	0.33	0.27	0.57	(0.16)
Total from investment operations	0.52	0.71	0.67	1.02	0.30
Less distributions:
Dividends from investment income	(0.34)	(0.39)	(0.41)	(0.46)	(0.47)
Distributions from net realized gains	(0.09)	(0.11)	(0.04)	—	—
Total distributions	(0.43)	(0.50)	(0.45)	(0.46)	(0.47)
Paid-in capital from redemption fees	— (b)	—	—	—	—
Net asset value at end of period	$10.69	$10.60	$10.39	$10.17	$9.61
Total return (excludes sales charge)	4.98%	6.98%	6.60%	10.79%	5.21%
Net assets at end of period (in 000s)	$268,864	$234,612	$229,140	$176,005	$153,332
Ratio of net expenses to average net assets	0.56%	0.57%	0.58%	0.67%	0.63%
Ratio of net investment income to average net assets	2.89%	3.59%	3.86%	4.51%	4.73%
Ratio of gross expenses to average net assets*	0.56%	0.57%	0.58%	0.72%	0.64%
Portfolio turnover rate	35.75%	36.12%	26.75%	28.56%	25.46%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged fro Class A shares.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis International Index - Class A

	Year Ended December 31, 2012	Year Ended December 31, 2011 (a)
Net asset value at beginning of period	$8.25	$10.00
Net investment income (loss)	0.17	0.03
Net realized and unrealized gains (losses) on investments	1.17	(1.68)
Total from investment operations	1.34	(1.65)
Less distributions:
Dividends from investment income	(0.12)	(0.10)
Distributions from net realized gains	—	—
Total distributions	(0.12)	(0.10)
Paid-in capital from redemption fees	— (b)	—
Net asset value at end of period	$9.47	$8.25
Total return (excludes sales charge)	16.24%	(16.54)%
Net assets at end of period (in 000s)	$18,181	$2,363
Ratio of net expenses to average net assets	1.73%	1.73%
Ratio of net investment income to average net assets	1.58%	0.89%
Ratio of gross expenses to average net assets*	1.73%	4.87%
Portfolio turnover rate	5.18%	2.44%

Praxis International Index - Class I

	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$8.27	$10.00
Net investment income (loss)	0.18	0.12
Net realized and unrealized gains (losses) on investments	1.24	(1.73)
Total from investment operations	1.42	(1.61)
Less distributions:
Dividends from investment income	(0.18)	(0.12)
Distributions from net realized gains	—	—
Total distributions	(0.18)	(0.12)
Paid-in capital from redemption fees	— (b)	—
Net asset value at end of period	$9.51	$8.27
Total return (excludes sales charge)	17.26%	(16.05)%
Net assets at end of period (in 000s)	$118,838	$64,580
Ratio of net expenses to average net assets	0.84%	0.86%
Ratio of net investment income to average net assets	2.29%	2.25%
Ratio of gross expenses to average net assets*	0.84%	0.86%
Portfolio turnover rate	5.18%	2.44%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	The fund commenced operations on December 31, 2010, and commenced public offering and investment operations on January 3, 2011.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Value Index Fund - Class A

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)	Year Ended December 31, 2008
Net asset value at beginning of period	$7.57	$7.95	$7.09	$5.80	$10.12
Net investment income (loss)	0.28	0.12	0.14	0.10	0.18
Net realized and unrealized gains (losses) on investments	0.93	(0.40)	0.81	1.21	(4.21)
Total from investment operations	1.21	(0.28)	0.95	1.31	(4.03)
Less distributions:
Dividends from investment income	(0.07)	(0.10)	(0.09)	(0.02)	(0.18)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.07)	(0.10)	(0.09)	(0.02)	(0.29)
Paid-in capital from redemption fees	— (b)	—	—	—	—
Net asset value at end of period	$8.71	$7.57	$7.95	$7.09	$5.80
Total return (excludes sales charge)	16.12%	(3.58)%	13.40%	22.64%	(40.15)%
Net assets at end of period (in 000s)	$13,591	$20,776	$24,341	$30,983	$20,019
Ratio of net expenses to average net assets	1.21%	1.32%	1.38%	1.01%	0.97%
Ratio of net investment income to average net assets	1.48%	1.19%	1.15%	1.96%	2.35%
Ratio of gross expenses to average net assets*	1.21%	1.32%	1.38%	1.33%	1.27%
Portfolio turnover rate	69.58%	29.11%	24.12%	25.72%	20.66%

Praxis Value Index Fund - Class I

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value at beginning of period	$7.52	$7.91	$7.05	$5.77	$10.07
Net investment income (loss)	0.09	0.15	0.17	0.14	0.20
Net realized and unrealized gains (losses) on investments	1.18	(0.37)	0.85	1.18	(4.19)
Total from investment operations	1.27	(0.22)	1.02	1.32	(3.99)
Less distributions:
Dividends from investment income	(0.14)	(0.17)	(0.16)	(0.04)	(0.20)
Distributions from net realized gains	—	—	—	—	(0.11)
Total distributions	(0.14)	(0.17)	(0.16)	(0.04)	(0.31)
Net asset value at end of period	$8.65	$7.52	$7.91	$7.05	$5.77
Total return (excludes sales charge)	16.91%	(2.80)%	14.53%	22.82%	(39.94)%
Net assets at end of period (in 000s)	$71,284	$32,070	$31,865	$30,900	$24,893
Ratio of net expenses to average net assets	0.47%	0.49%	0.50%	0.73%	0.64%
Ratio of net investment income to average net assets	2.24%	2.03%	2.06%	2.28%	2.71%
Ratio of gross expenses to average net assets*	0.47%	0.49%	0.50%	0.73%	0.64%
Portfolio turnover rate	69.58%	29.11%	24.12%	25.72%	20.66%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged fro Class A shares.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Growth Index Fund - Class A

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)	Year Ended December 31, 2008
Net asset value at beginning of period	$9.96	$9.86	$8.71	$6.50	$10.40
Net investment income (loss)	0.02	0.01	0.01	0.03	0.01
Net realized and unrealized gains (losses) on investments	1.70	0.10	1.14	2.20	(3.89)
Total from investment operations	1.72	0.11	1.15	2.23	(3.88)
Less distributions:
Dividends from investment income	(0.05)	(0.01)	—	(0.02)	(0.02)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.05)	(0.01)	—	(0.02)	(0.02)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	—	— (b)
Net asset value at end of period	$11.63	$9.96	$9.86	$8.71	$6.50
Total return (excludes sales charge)	17.15%	1.12%	13.20%	34.38%	(37.34)%
Net assets at end of period (in 000s)	$43,035	$3,363	$2,911	$4,714	$2,504
Ratio of net expenses to average net assets	1.08%	1.10%	1.10%	0.93%	0.94%
Ratio of net investment income to average net assets	1.08%	0.14%	0.13%	0.42%	0.19%
Ratio of gross expenses to average net assets*	1.26%	2.01%	2.68%	1.54%	1.51%
Portfolio turnover rate	82.74%	21.18%	28.55%	30.99%	28.40%

Praxis Growth Index Fund - Class I

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value at beginning of period	$9.96	$9.86	$8.72	$6.51	$10.41
Net investment income (loss)	0.07	0.07	0.05	0.04	0.04
Net realized and unrealized gains (losses) on investments	1.71	0.10	1.15	2.20	(3.90)
Total from investment operations	1.78	0.17	1.20	2.24	(3.86)
Less distributions:
Dividends from investment income	(0.06)	(0.07)	(0.06)	(0.03)	(0.04)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.06)	(0.07)	(0.06)	(0.03)	(0.04)
Paid-in capital from redemption fees	— (b)	—	—	—	—
Net asset value at end of period	$11.68	$9.96	$9.86	$8.72	$6.51
Total return (excludes sales charge)	17.94%	1.73%	13.74%	34.46%	(37.09)%
Net assets at end of period (in 000s)	$97,072	$33,843	$29,401	$16,570	$12,388
Ratio of net expenses to average net assets	0.48%	0.50%	0.58%	0.81%	0.65%
Ratio of net investment income to average net assets	1.31%	0.75%	0.70%	0.54%	0.45%
Ratio of gross expenses to average net assets*	0.48%	0.50%	0.58%	0.87%	0.73%
Portfolio turnover rate	82.74%	21.18%	28.55%	30.99%	28.40%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Small Cap Fund - Class A

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)	Year Ended December 31, 2008
Net asset value at beginning of period	$10.51	$9.95	$7.55	$5.82	$9.50
Net investment income (loss)	(0.06)	(0.09)	(0.11)	(0.04)	(0.03)
Net realized and unrealized gains (losses) on investments	1.03	0.64	2.51	1.77	(3.65)
Total from investment operations	0.97	0.55	2.40	1.73	(3.68)
Less distributions:
Distributions from net realized gains	(0.15)	—	—	—	—
Total distributions	(0.15)	—	—	—	—
Paid-in capital from redemption fees	— (b)	0.01	— (b)	— (b)	— (b)
Net asset value at end of period	$11.33	$10.51	$9.95	$7.55	$5.82
Total return (excludes sales charge)	9.26%	5.63%	31.79%	29.73%	(38.74)%
Net assets at end of period (in 000s)	$5,710	$5,541	$3,341	$4,227	$2,307
Ratio of net expenses to average net assets	1.72%	1.71%	1.69%	1.49%	1.46%
Ratio of net investment income to average net assets	(0.34)%	(1.09)%	(1.08)%	(0.80)%	(0.52)%
Ratio of gross expenses to average net assets*	1.91%	2.17%	2.79%	2.34%	2.20%
Portfolio turnover rate	49.78%	67.48%	84.26%	60.33%	64.37%

Praxis Small Cap Fund - Class I

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value at beginning of period	$10.67	$10.06	$7.59	$5.84	$9.50
Net investment income (loss)	0.06	(0.03)	(0.04)	(0.04)	(0.02)
Net realized and unrealized gains (losses) on investments	1.01	0.64	2.51	1.79	(3.64)
Total from investment operations	1.07	0.61	2.47	1.75	(3.66)
Less distributions:
Distributions from net realized gains	(0.15)	—	—	—	—
Total distributions	(0.15)	—	—	—	—
Net asset value at end of period	$11.59	$10.67	$10.06	$7.59	$5.84
Total return (excludes sales charge)	10.06%	6.06%	32.54%	29.97%	(38.53)%
Net assets at end of period (in 000s)	$63,520	$61,130	$25,584	$18,300	$15,392
Ratio of net expenses to average net assets	1.05%	1.04%	1.08%	1.36%	1.22%
Ratio of net investment income to average net assets	0.50%	(0.44)%	(0.46)%	(0.66)%	(0.29)%
Ratio of gross expenses to average net assets*	1.05%	1.04%	1.08%	1.53%	1.27%
Portfolio turnover rate	49.78%	67.48%	84.26%	60.33%	64.37%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged fro Class A shares.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Genesis Conservative Portfolio - Class A

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010 (a)
Net asset value at beginning of period	$10.50	$10.55	$10.00
Net investment income (loss)	0.23	0.24	0.25
Net realized and unrealized gains (losses) on investments	0.54	0.06	0.55
Total from investment operations	0.77	0.30	0.80
Less distributions:
Dividends from investment income	(0.24)	(0.29)	(0.25)
Distributions from net realized gains	(0.24)	(0.06)	—
Total distributions	(0.48)	(0.35)	(0.25)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)
Net asset value at end of period	$10.79	$10.50	$10.55
Total return (excludes sales charge)	7.42%	2.88%	8.22%
Net assets at end of period (in 000s)	$17,203	$14,018	$12,695
Ratio of net expenses to average net assets (c)	0.61%	0.61%	0.65%
Ratio of net investment income to average net assets (c)	2.13%	2.31%	2.60%
Ratio of gross expenses to average net assets (c)*	0.65%	0.78%	0.97%
Portfolio turnover rate	30.58%	15.03%	10.08%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	For the period December 31, 2009 (commencement of operations) through December 31, 2010.
(b)	Amount is less than $0.005 per share.
(c)	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which they invest.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Genesis Balanced Portfolio - Class A

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010 (a)
Net asset value at beginning of period	$10.62	$10.91	$10.00
Net investment income (loss)	0.17	0.15	0.16
Net realized and unrealized gains (losses) on investments	0.90	(0.17)	0.91
Total from investment operations	1.07	0.02	1.07
Less distributions:
Dividends from investment income	(0.18)	(0.18)	(0.16)
Distributions from net realized gains	(0.37)	(0.09)	—
Total distributions	(0.55)	(0.27)	(0.16)
Paid-in capital from redemption fees	— (b)	— (b)	—
Net asset value at end of period	$11.14	$10.62	$10.91
Total return (excludes sales charge)	10.11%	(0.21)%	10.88%
Net assets at end of period (in 000s)	$44,584	$37,770	$34,182
Ratio of net expenses to average net assets (e)	0.61%	0.61%	0.64%
Ratio of net investment income to average net assets (c )	1.57%	1.39%	1.80%
Ratio of gross expenses to average net assets (c)*	0.62%	0.71%	0.90%
Portfolio turnover rate	38.48%	15.11%	7.84%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	For the period December 31, 2009 (commencement of operations) through December 31, 2010.
(b)	Amount is less than $0.005 per share.
(c)	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which they invest.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Genesis Growth Portfolio - Class A

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010 (a)
Net asset value at beginning of period	$10.68	$11.15	$10.00
Net investment income (loss)	0.13	0.08	0.10
Net realized and unrealized gains (losses) on investments	1.13	(0.33)	1.15
Total from investment operations	1.26	(0.25)	1.25
Less distributions:
Dividends from investment income	(0.14)	(0.10)	(0.10)
Distributions from net realized gains	(0.40)	(0.12)	—
Total distributions	(0.54)	(0.22)	(0.10)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)
Net asset value at end of period	$11.40	$10.68	$11.15
Total return (excludes sales charge)	11.82%	(2.24)%	12.65%
Net assets at end of period (in 000s)	$36,294	$29,882	$26,673
Ratio of net expenses to average net assets (c)	0.61%	0.61%	0.64%
Ratio of net investment income to average net assets (c)	1.22%	0.79%	1.33%
Ratio of gross expenses to average net assets (c)*	0.74%	0.89%	1.15%
Portfolio turnover rate	45.13%	15.54%	7.54%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	For the period December 31, 2009 (commencement of operations) through December 31, 2010.
(b)	Amount is less than $0.005 per share.
(c)	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which they invest.

See accompanying notes to financial statements.

Notes to Financial Statements

1. Organization:

The Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2012, the Trust consists of the Praxis Intermediate Income Fund, the Praxis International Index Fund, the Praxis Value Index Fund, the Praxis Growth Index Fund, and the Praxis Small Cap Fund, (individually a “Fund”, collectively “the Funds”), the Praxis Genesis Conservative Portfolio, the Praxis Genesis Balanced Portfolio, and the Praxis Genesis Growth Portfolio, (individually a “Portfolio”, collectively “the Portfolios”). The Funds and Portfolios are also referred to individually as the Intermediate Income Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Fund, Conservative Portfolio, Balanced Portfolio, and Growth Portfolio in the financial statements. Each Fund and Portfolio is a diversified series of the Trust.

As of December 31, 2012, the Funds offer Class A and Class I Shares and the Portfolios offer Class A Shares. Each class of shares in a Fund or Portfolio has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, certain other class specific expenses and income, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25 percent as a percentage of the original purchase price, except for the Intermediate Income Fund which has a maximum sales charge of 3.75 percent.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Funds and Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Securities generally are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When valuing foreign securities held by the Funds, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by Everence Capital Management, Inc. (the “Adviser”) under general supervision of the Board of Trustees. Securities for which market quotations are not readily available (e.g. an approved pricing service does not provide a price, certain stale prices or an event occurs that materially affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term debt securities of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. The Portfolio’s investments in the underlying Funds (the “Underlying Funds”) are valued at the closing net asset value per share.

In certain circumstances, the Praxis Mutual Funds Valuation Procedures (“Valuation Procedures”) contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Adviser. In valuing restricted securities under the Valuation Procedures, the Adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

The Pricing Committee of the Adviser (“Pricing Committee”) has established a policy and methodology, which was approved by the Board of Trustees, for pricing the Everence Community Investments notes held by several of the Praxis Funds. The methodology takes into consideration the fundamental quality of the notes, the nature and duration of restrictions on the disposition of the securities, and an evaluation of the forces that influence the market in which these securities are purchased and sold. Accordingly, the Pricing Committee applied discounts to the notes, for which there is not an active market, based on the credit quality, maturity, and liquidity characteristics of what the committee determined to be similar securities.

Notes to Financial Statements, continued

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 —	quoted prices in active markets for identical securities

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 —	significant unobservable inputs (including the Funds’ and Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Trust determines transfers between fair value hierarchy levels at the reporting period end.

The aggregate value by input level, as of December 31, 2012, for each Fund’s and Portfolio’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are as follows:

Praxis Intermediate Income Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Asset Backed Securities	$—	$15,144,708	$—	$15,144,708
Commercial Mortgage Backed Securities	—	17,377,675	—	17,377,675
Corporate Bonds	—	134,845,812	—	134,845,812
Corporate Notes	—	—	3,689,419	3,689,419
Foreign Bonds	—	3,268,417	—	3,268,417
Investment Companies	3,982,379	—	—	3,982,379
Municipal Bonds	—	10,101,205	—	10,101,205
Short Term Investment	12,287,586	—	—	12,287,586
U.S. Government Agencies	—	152,293,489	—	152,293,489

Total Investments	$16,269,965	$333,031,306	$3,689,419	$352,990,690

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes
Balance as of December 31, 2011	$3,380,921
Proceeds from Sales	(1,340,000)
Cost of Purchases	1,600,000
Change in unrealized appreciation (depreciation)	48,498

Balance as of December 31, 2012	$3,689,419

There were no transfers in and out of Levels 1, 2, or 3 for the year ended December 31, 2012.

The following represents the quantitative information about Level 3 fair value measurements:

Investment Type	Fair value at 12/31/2012	Valuation Technique(s)	Unobservable Input(s)*	Range

Corporate Notes	$3,689,419	Fundamental quality	Credit rating	AA
		Nature and duration of restrictions on disposition	Discount for Lack of Marketability	0.50%

Total	$3,689,419

*	Level 3 values are based on significant unobservable inputs that reflect the Pricing Committee’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Changes to any of these inputs may result in significant changes to fair value measurement as follows:

Unobservable Input(s)*	Increase in Inputs Impact to Valuation	Decrease in Inputs Impact to Valuation

Fundamental quality	Increase	Decrease

Nature and duration of restrictions on disposition	Decrease	Increase

Discounts applied for lack of marketability are taken after consideration of changes in other unobservable inputs used to value these securities.

Praxis International Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Common Stocks
Air Freight & Logistics	$23,819	$234,170	$—	$257,989
Airlines	580,512	—	—	580,512
Auto Components	1,163,304	429,576	—	1,592,880
Automobiles	3,751,414	—	—	3,751,414
Banks	911,152	455,630	—	1,366,782
Beverages	895,043	—	—	895,043
Biotechnology	271,195	122,117	—	393,312
Building Products	154,686	21,905	—	176,591
Capital Goods	229,277	532,119	—	761,396
Capital Markets	2,400,152	451,556	—	2,851,708
Chemicals	5,118,277	779,123	—	5,897,400
Commercial Banks	19,520,232	930,790	—	20,451,022
Commercial Services & Supplies	615,875	443,501	—	1,059,376
Communications Equipment	621,259	—	—	621,259
Computers & Peripherals	141,909	208,344	—	350,253
Construction & Engineering	481,747	556,674	—	1,038,421
Construction Materials	641,111	27,766	—	668,877
Containers & Packaging	108,532	28,263	—	136,795
Distributors	43,987	147,968	—	191,955
Diversified Financial Services	703,186	25,980	—	729,166
Diversified Financials	62,665	177,221	—	239,886
Diversified Telecommunication Services	4,601,534	342,980	—	4,944,514
Electric Utilities	993,007	262,925	—	1,255,932
Electrical Equipment	1,222,542	—	—	1,222,542
Electronic Equipment, Instruments & Components	1,001,469	316,415	—	1,317,884
Energy Equipment & Services	1,194,238	33,117	—	1,227,355
Food & Staples Retailing	1,709,473	166,588	—	1,876,061
Food Products	2,351,264	—	—	2,351,264
Health Care Equipment & Supplies	324,367	597,116	—	921,483
Health Care Providers & Services	754,186	—	—	754,186
Hotels, Restaurants & Leisure	1,361,259	—	—	1,361,259
Household Durables	666,014	188,218	—	854,232
Household Products	513,569	376,953	—	890,522
Independent Power Producers & Energy Traders	411,957	—	—	411,957
Industrial Conglomerates	1,830,531	92,518	—	1,923,049
Insurance	4,951,669	1,355,235	—	6,306,904
Integrated Telecommunication Services	204,392	—	—	204,392
Internet & Catalog Retail	—	74,865	—	74,865
Internet Software & Services	751,799	—	—	751,799
IT Services	678,635	—	—	678,635
Life Sciences Tools & Services	304,630	—	—	304,630
Machinery	2,160,738	743,774	—	2,904,512
Marine	33,680	—	—	33,680
Materials	91,805	73,086	—	164,891
Media	2,873,422	59,654	—	2,933,076
Metals & Mining	8,787,316	712,997	—	9,500,313
Multi-line Insurance	35,342	—	—	35,342
Multiline Retail	138,991	67,333	—	206,324
Multi-Utilities	1,697,037	123,522	—	1,820,559
Office Electronics	406,098	—	—	406,098
Oil, Gas & Consumable Fuels	11,759,042	693,471	—	12,452,513
Paper & Forest Products	224,540	—	—	224,540
Personal Products	1,316,563	53,152	—	1,369,715
Pharmaceuticals	8,065,351	264,492	—	8,329,843
Professional Services	—	71,653	—	71,653
Real Estate Investment Trusts (REITs)	—	232,642	—	232,642
Real Estate Management & Development	2,011,864	2,220,843	—	4,232,707
Retailing	—	579,299	—	579,299
Road & Rail	1,568,023	397,011	—	1,965,034
Semiconductors & Semiconductor Equipment	3,284,180	22,883	—	3,307,063
Software	1,639,554	16,075	—	1,655,629

Notes to Financial Statements, continued

Description	Level 1	Level 2	Level 3	Total

Specialty Retail	$734,130	$3,545	$—	$737,675
Technology Hardware & Equipment	30,190	7,284	—	37,474
Telecommunication Services	1,428,071	—	—	1,428,071
Textiles, Apparel & Luxury Goods	1,074,379	203,074	—	1,277,453
Trading Companies & Distributors	688,031	26,574	—	714,605
Transportation Infrastructure	258,008	251,732	—	509,740
Trucking	274,952	—	—	274,952
Water Utilities	375,647	—	—	375,647
Wireless Telecommunication Services	3,335,767	164,886	—	3,500,653

Total Common Stocks	$118,558,590	$16,368,615	$—	$134,927,205

Corporate Notes	—	—	1,210,228	1,210,228

Total Corporate Notes	—	—	1,210,228	1,210,228

Short Term Investment	$972,383	$—	$—	$972,383

Total Investments	$119,530,973	$16,368,615	$1,210,228	$137,109,816

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes
Balance as of December 31, 2011	$—
Proceeds from Sales	—
Cost of Purchases	1,205,000
Change in unrealized appreciation (depreciation)	5,228

Balance as of December 31, 2012	$1,210,228

The aggregate amounts of Level 2 investments in Common Stock presented above totaling $16,368,615 in total investments were considered Level 1 investments at the beginning of the reporting period. The transfers from Level 1 to Level 2 at the end of the period were as a result of the Fund’s systematic application of the fair value trigger for international securities.

The following represents the quantitative information about Level 3 fair value measurements:

Investment Type	Fair value at 12/31/2012	Valuation Technique(s)	Unobservable Input(s)*	Range

		Fundamental quality	Credit rating	AA
Corporate Notes	$1,210,228	Nature and duration of restrictions on disposition	Discount for Lack of Marketability	0.50%

Total	$1,210,228

*	Level 3 values are based on significant unobservable inputs that reflect the Pricing Committee’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Changes to any of these inputs may result in significant changes to fair value measurement as follows:

Unobservable Input(s)*	Increase in Inputs Impact to Valuation	Decrease in Inputs Impact to Valuation

Fundamental quality	Increase	Decrease

Nature and duration of restrictions on disposition	Decrease	Increase

Discounts applied for lack of marketability are taken after consideration of changes in other unobservable inputs used to value these securities.

Praxis Value Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Common Stocks	$83,242,914	$—	$—	$83,242,914
Corporate Notes	—	—	1,131,618	1,131,618
Preferred Stocks	70	—	—	70
Short Term Investment	898,616	—	—	898,616

Total Investments	$84,141,600	$—	$1,131,618	$85,273,218

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes
Balance as of December 31, 2011	$554,472
Proceeds from Sales	(175,000)
Cost of Purchases	741,000
Change in unrealized appreciation (depreciation)	11,146

Balance as of December 31, 2012	$1,131,618

During the year ended December 31, 2012, there was one transfer of a preferred stock investment from Level 2 to Level 1 with a market value of $70.

The following represents the quantitative information about Level 3 fair value measurements:

Investment Type	Fair value at 12/31/2012	Valuation Technique(s)	Unobservable Input(s)*	Range

		Fundamental quality	Credit rating	AA
Corporate Notes	$1,131,618	Nature and duration of restrictions on disposition	Discount for Lack of Marketability	0.50%

Total	$1,131,618

*	Level 3 values are based on significant unobservable inputs that reflect the Pricing Committee’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Changes to any of these inputs may result in significant changes to fair value measurement as follows:

Unobservable Input(s)*	Increase in Inputs Impact to Valuation	Decrease in Inputs Impact to Valuation

Fundamental quality	Increase	Decrease

Nature and duration of restrictions on disposition	Decrease	Increase

Discounts applied for lack of marketability are taken after consideration of changes in other unobservable inputs used to value these securities.

Praxis Growth Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Common Stocks	$138,502,571	$—	$—	$138,502,571
Corporate Notes	—	—	1,162,654	1,162,654
Short Term Investment	787,636	—	—	787,636

Total Investments	$139,290,207	$—	$1,162,654	$140,452,861

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes
Balance as of December 31, 2011	$336,827
Proceeds from Sales	—
Cost of Purchases	819,000
Change in unrealized appreciation (depreciation)	6,827

Balance as of December 31, 2012	$1,162,654

Notes to Financial Statements, continued

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2012.

The following represents the quantitative information about Level 3 fair value measurements:

Investment Type	Fair value at 12/31/2012	Valuation Technique(s)	Unobservable Input(s)*	Range

		Fundamental quality	Credit rating	AA
Corporate Notes	$1,162,654	Nature and duration of restrictions on disposition	Discount for Lack of Marketability	0.50%

Total	$1,162,654

*	Level 3 values are based on significant unobservable inputs that reflect the Pricing Committee’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Changes to any of these inputs may result in significant changes to fair value measurement as follows:

Unobservable Input(s)*	Increase in Inputs Impact to Valuation	Decrease in Inputs Impact to Valuation

Fundamental quality	Increase	Decrease

Nature and duration of restrictions on disposition	Decrease	Increase

Discounts applied for lack of marketability are taken after consideration of changes in other unobservable inputs used to value these securities.

Praxis Small Cap Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Common Stocks	$65,371,076	$—	$—	$65,371,076
Corporate Notes	—	—	752,853	752,853
Short Term Investment	3,031,404	—	—	3,031,404

Total Investments	$68,402,480	$—	$752,853	$69,155,333

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes
Balance as of December 31, 2011	$346,620
Proceeds from Sales	—
Cost of Purchases	400,000
Change in unrealized appreciation (depreciation)	6,233

Balance as of December 31, 2012	$752,853

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2012.

The following represents the quantitative information about Level 3 fair value measurements:

Investment Type	Fair value at 12/31/2012	Valuation Technique(s)	Unobservable Input(s)*	Range

		Fundamental quality	Credit rating	AA
Corporate Notes	$752,853	Nature and duration of restrictions on disposition	Discount for Lack of Marketability	0.50%

Total	$752,853

*	Level 3 values are based on significant unobservable inputs that reflect the Pricing Committee’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Changes to any of these inputs may result in significant changes to fair value measurement as follows:

Unobservable Input(s)*	Increase in Inputs Impact to Valuation	Decrease in Inputs Impact to Valuation

Fundamental quality	Increase	Decrease

Nature and duration of restrictions on disposition	Decrease	Increase

Discounts applied for lack of marketability are taken after consideration of changes in other unobservable inputs used to value these securities.

Praxis Genesis Conservative Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Mutual Funds	$17,224,148	$—	$—	$17,224,148

Total Investments	$17,224,148	$—	$—	$17,224,148

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2012 and the Portfolio held no Level 3 securities as of December 31, 2012.

Praxis Genesis Balanced Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Mutual Funds	$44,651,013	$—	$—	$44,651,013

Total Investments	$44,651,013	$—	$—	$44,651,013

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2012 and the Portfolio held no Level 3 securities as of December 31, 2012.

Praxis Genesis Growth Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Mutual Funds	$36,362,518	$—	$—	$36,362,518

Total Investments	$36,362,518	$—	$—	$36,362,518

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2012 and the Portfolio held no Level 3 securities as of December 31, 2012.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are reflected in the Funds’ and Portfolios’ valuations no later than in the first business day following trade date. For financial reporting purposes, security transactions are accounted for on the trade date on the last business day of the reporting period. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

Allocations:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund or Portfolio are allocated proportionally among all Funds and Portfolios daily in relation to net assets of each Fund or Portfolio or another reasonable measure.

The Portfolios invest in other Praxis equity and fixed income funds (the “Underlying Funds”) and, as a result, the Portfolios indirectly pay a portion of the operating expenses, including management fees of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are reflected as Acquired Fund Fees and Expenses (“AFFE”) in the Portfolios’ prospectus fee tables. Actual indirect expenses vary depending on how the Portfolio’s assets are allocated among the underlying investments.

Risks associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Notes to Financial Statements, continued

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the International Index Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

Community Development Investments:

The Board of Trustees has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission (“SEC”) an exemptive order that permits each of the Funds to invest a limited portion of its respective net assets in securities issued by Everence Community Investments, Inc. (“ECI”), an affiliate of the Adviser. ECI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the “CDI-Notes”). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees and in compliance with the SEC’s exemptive order, would be permitted to invest up to 3 percent of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Adviser and the Board of Trustees as being a beneficial way to carry out each Fund’s goals for stewardship investing at the community level. In addition, these investments are valued in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund and the Portfolios. Dividends from net investment income are declared and paid annually for the International Index Fund, the Value Index Fund, the Growth Index Fund, and the Small Cap Fund. To the extent the Portfolios invest in the Intermediate Income Fund and receive dividends, they will be paid monthly. Distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolios first learn of the dividend. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

It is each Fund’s and Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions available to investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld.

Redemption Fees:

The Funds and Portfolios will charge a redemption fee of two percent of the total redemption amount if a shareholder sells or exchanges shares after holding them for less than 30 days subject to certain exceptions and limitations described in the Prospectus. Amounts charged are included in paid in capital Transactions as disclosed in Note 6 to the financial statements.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2012 were as follows:

	Purchases	Sales

Intermediate Income Fund	$162,345,971	$116,232,187
International Index Fund	62,760,496	5,659,677
Value Index Fund	64,839,146	41,524,207
Growth Index Fund	56,534,808	40,115,063
Small Cap Fund	33,967,295	37,166,279
Conservative Portfolio	7,424,794	4,898,708
Balanced Portfolio	19,978,697	16,236,946
Growth Portfolio	18,694,911	15,298,968

4. Investment Transactions with Affiliates:

The Portfolios invest in the underlying Praxis Mutual Funds which are also advised by the Adviser. Therefore, the Underlying Funds are deemed affiliates, and the related activities in those investments were as follows:

	For the year ended December 31, 2012
Affiliate	Fair value at December 31, 2011	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2012	Fair value at December 31, 2012

Praxis Conservative Allocation Portfolio
Praxis Core Stock Fund	$1,417,900	$409,476	$1,953,750	$223,635	$27,616	—	$—
Praxis Growth Index Fund	700,304	1,864,462	254,512	23,864	11,650	208,992	2,443,112
Praxis Intermediate Income Fund	9,809,613	3,844,658	1,071,134	102,371	366,722	1,183,935	12,656,268
Praxis International Fund	523,332	23,529	605,268	71,160	—	—	—
Praxis International Index Fund	520,663	958,476	512,658	(42,549)	20,606	113,595	1,080,287
Praxis Small Cap Fund	351,347	116,627	254,874	54,099	—	21,905	253,878
Praxis Value Index Fund	714,750	207,566	246,512	18,890	12,537	91,399	790,603

Total	$14,037,909			$451,470	$439,131		$17,224,148

	For the year ended December 31, 2012
Affiliate	Fair value at December 31, 2011	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2012	Fair value at December 31, 2012

Praxis Balanced Allocation Portfolio
Praxis Core Stock Fund	$7,631,295	$1,127,072	$9,428,457	$1,118,255	$126,166	—	$—
Praxis Growth Index Fund	2,826,444	8,484,006	279,188	2,117	55,048	988,358	11,553,901
Praxis Intermediate Income Fund	15,073,907	4,067,550	1,948,113	144,485	536,331	1,621,564	17,334,519
Praxis International Fund	2,814,541	55,533	3,182,713	350,869	—	—	—
Praxis International Index Fund	2,801,466	4,495,811	636,390	(57,241)	138,806	766,104	7,285,651
Praxis Small Cap Fund	3,789,779	828,727	499,192	106,050	—	386,092	4,474,808
Praxis Value Index Fund	2,882,777	919,998	262,893	(841)	63,309	462,674	4,002,134

Total	$37,820,209			$1,663,694	$919,660		$44,651,013

	For the year ended December 31, 2012
Affiliate	Fair value at December 31, 2011	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2012	Fair value at December 31, 2012

Praxis Growth Allocation Portfolio
Praxis Core Stock Fund	$7,531,732	$1,152,034	$9,318,032	$1,066,075	$135,341	—	$—
Praxis Growth Index Fund	2,975,312	8,948,730	336,678	(2,899)	57,832	1,037,585	12,129,374
Praxis Intermediate Income Fund	5,949,041	2,156,499	852,749	62,910	218,195	683,307	7,304,548
Praxis International Fund	2,963,298	57,952	3,720,906	307,583	—	—	—
Praxis International Index Fund	2,950,085	4,688,559	273,639	(35,919)	145,469	802,085	7,627,832
Praxis Small Cap Fund	4,488,594	934,209	552,286	79,954	—	455,446	5,278,614
Praxis Value Index Fund	3,035,306	756,928	244,678	(2,479)	63,759	464,988	4,022,150

Total	$29,893,368			$1,475,225	$620,596		$36,362,518

Notes to Financial Statements, continued

5. Related Party Transactions:

Everence Capital Management, Inc. (the “Adviser”) provides investment advisory services to the Funds and Portfolios. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds and Portfolios as follows:

Intermediate Income Fund	0.40%
International Index Fund	0.60%
Value Index Fund	0.30%
Growth Index Fund	0.30%
Small Cap Fund	0.85%
Conservative Portfolio	0.05%
Balanced Portfolio	0.05%
Growth Portfolio	0.05%

The Adviser has retained various Sub-Advisers to manage the investments of certain Funds under the terms of the Sub-Advisory Agreements. The Adviser (not the Funds) pays each Sub-Adviser a fee for these services. Aperio Group LLC serves as the Sub-Adviser to the International Index Fund and Luther King Capital Management Corporation serves as the Sub-Adviser to the Small Cap Fund.

The Adviser has entered into an expense limitation agreement until April 30, 2013. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, AFFEs, and extraordinary expenses) of certain Funds and the Portfolios. Those Funds and Portfolios have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, AFFEs, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, AFFEs, and extraordinary expenses) to exceed the contractual expense limit in place at the time of the waiver and/or reimbursement and at the time of repayment, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

The contractual expense limits in place for the year ended December 31, 2012 were:

Funds

Intermediate Income Fund (Class A)	0.90%
International Index Fund (Class A)	1.65%
Growth Index Fund (Class A)	1.04%
Small Cap Fund (Class A)	1.65%
Conservative Portfolio (Class A)	0.60%
Balanced Portfolio (Class A)	0.60%
Growth Portfolio (Class A)	0.60%

For the year ended December 31, 2012, the Adviser contractually waived investment advisory fees and/or reimbursed other operating expenses of the Funds and Portfolios as follows:

Intermediate Income Fund (Class A)	$66,632
Growth Index Fund (Class A)	9,361
Small Cap Fund (Class A)	16,604
Conservative Portfolio (Class A)	7,324
Balanced Portfolio (Class A)	5,886
Growth Portfolio (Class A)	47,030

For the year ended December 31, 2012, the Adviser recouped investment advisory fees of the International Index Fund as follows:

International Index (Class A)	$23,552

As of December 31, 2012, the Funds and Portfolios had the following amounts (and year of expiration) subject to repayment to the Adviser:

	Year Waived	Repayment Expires	Balance

Intermediate Income Fund	2010	2013	$126,302
	2011	2014	83,384
	2012	2015	66,632

			$276,318

International Index Fund	2011	2014	$3,957

Growth Index Fund	2010	2013	49,945
	2011	2014	30,195
	2012	2015	9,361

			$89,501

	Year Waived	Repayment Expires	Balance

Small Cap Fund	2010	2013	$36,427
	2011	2014	24,721
	2012	2015	16,604

			$77,752

Conservative Portfolio	2010	2013	20,073
	2011	2014	22,806
	2012	2015	7,324

			$50,203

Balanced Portfolio	2010	2013	54,714
	2011	2014	37,883
	2012	2015	5,886

			$98,483

Growth Portfolio	2010	2013	83,521
	2011	2014	83,266
	2012	2015	47,030

			$213,817

JPMorgan Chase Bank, N.A. (“JPMorgan”) provides administrative and accounting services on behalf of the Trust. For these services, JPMorgan receives an annual fee, paid monthly, from each Fund and Portfolio.

U.S. Bancorp Fund Services LLC provides shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, U.S. Bancorp Fund Services LLC receives an annual fee, paid monthly, from each Fund and Portfolio.

BHIL Distributors, Inc. (“Distributor” and “Underwriter”) serves as the Funds’ and Portfolios’ principal Distributor and Underwriter and, as such, acts as exclusive agent for distribution of the Funds’ and Portfolios’ shares. Under the terms of the Underwriting Agreements between the Trust and the Underwriter, the Underwriter earned amounts from underwriting and broker commissions on the sale of shares as follows:

Intermediate Income Fund	$5,320
International Index Fund	877
Value Index Fund	1,378
Growth Index Fund	1,311
Small Cap Fund	1,303
Conservative Portfolio	7,601
Balanced Portfolio Growth Portfolio	13,239 13,268

The Trust has adopted a Plan of Distribution “Rule 12b-1 Plan” under which each Fund and Portfolio may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan permits Class A Shares of the Funds and Portfolios to pay a 12b-1 fee of up to 0.50 percent of the average daily net assets of the applicable Fund and Portfolio, although the Board has currently authorized the Funds and Portfolios to charge no more than 0.25%. The Distributor may use the 12b-1 fee for shareholder servicing or distribution.

Under the terms of the Compliance and Financial Controls Service Agreements between the Trust and Beacon Hill Fund Services (“Beacon Hill”), Beacon Hill provides certain compliance and financial control services to the Trust, including developing and assisting in implementing a compliance program for the Trust, providing administrative support services to the Funds’ and Portfolios’ Compliance Program, providing the Chief Compliance Officer and providing the Chief Financial Officer. For these services, Beacon Hill receives a monthly fee from each Fund and Portfolio.

Certain Officers of the Trust are affiliated with the Adviser, Distributor and/or JPMorgan. With the exception of the Chief Compliance Officer and the Chief Financial Officer, such officers are not paid any fees directly by the Funds or Portfolios for serving as Officers of the Trust.

The Chairman of the Board of Trustees receives an annual retainer of $9,000. To the extent there is a lead Independent Trustee in addition to the Chairman, the Lead Independent Trustee receives an annual retainer of $8,000. The Audit Committee Chairman receives an annual retainer of $7,000. Each additional Independent Trustee receives an annual retainer of $6,000. The meeting attendance fee is $2,000 per Trustee for each quarterly in-person meeting and $1,000 for telephonic Board meetings. The Trust paid $117,000 in aggregate Trustee fees during the year ended December 31, 2012.

Notes to Financial Statements, continued

6. Capital Share Transactions:

Transactions in shares of the Funds and Portfolios are summarized below:

	Praxis Intermediate Income Fund		Praxis International Index
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$26,822,768	$17,842,649	$17,181,692	$2,760,359
Dividends reinvested	2,521,675	2,575,381	216,165	24,995
Cost of shares redeemed	(18,616,005)	(16,909,001)	(2,657,644)	(240,521)
Redemption fees	7,763	4,892	1,880	281

Class A Share Transactions	$10,736,201	$3,513,921	$14,742,093	$2,545,114

Class I Shares:
Proceeds from shares issued	$62,926,076	$37,031,789	$58,338,772	$76,906,807
Dividends reinvested	6,427,955	6,614,676	1,355,463	499,998
Cost of shares redeemed	(37,316,366)	(42,731,853)	(17,244,057)	(3,582,373)
Redemption fees	225	—	4	—

Class I Share Transactions	$32,037,890	$914,612	$42,450,182	$73,824,432

Net increase (decrease) from capital transactions	$42,774,091	$4,428,533	$57,192,275	$76,369,546

Share Transactions:
Class A Shares:
Issued	2,495,507	1,681,985	1,910,438	310,802
Reinvested	234,310	243,211	23,144	3,048
Redeemed	(1,731,548)	(1,594,755)	(300,911)	(28,431)

Change in Class A Shares	998,269	330,441	1,632,671	285,419

Class I Shares:
Issued	5,883,036	3,503,049	6,451,750	8,141,416
Reinvested	599,527	626,565	144,506	60,753
Redeemed	(3,478,548)	(4,037,063)	(1,912,505)	(396,600)

Change in Class I Shares	3,004,015	92,551	4,683,751	7,805,569

Net increase (decrease) from share transactions	4,002,284	422,992	6,316,422	8,090,988

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,817,148	$8,501,858	$197,711	$1,104,221	$5,900,338	$6,139,929
Proceeds received in connection with merger	—	—	38,527,148	—	—	—
Dividends reinvested	105,681	249,363	166,601	3,268	65,246	—
Cost of shares redeemed	(12,570,704)	(11,210,403)	(1,585,463)	(684,462)	(6,260,968)	(4,069,720)
Redemption fees	988	585	6	34	2,056	4,371

Class A Share Transactions	$(9,646,887)	$(2,458,597)	$37,306,003	$423,061	$(293,328)	$2,074,580

Class I Shares:
Proceeds from shares issued	$40,845,473	$9,149,054	$34,765,199	$7,432,380	$12,351,247	$44,566,871
Proceeds received in connection with merger	—	—	42,884,490	—	—	—
Dividends reinvested	672,392	531,740	324,918	154,285	811,156	—
Cost of shares redeemed	(8,169,797)	(7,945,964)	(19,632,640)	(3,416,920)	(16,163,472)	(13,483,812)
Redemption fees	—	—	399	—	—	—

Class I Share Transactions	$33,348,068	$1,734,830	$58,342,366	$4,169,745	$(3,001,069)	$31,083,059

Net increase (decrease) from capital transactions	$23,701,181	$(723,767)	$95,648,369	$4,592,806	$(3,294,397)	$33,157,639

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Share Transactions:
Class A Shares:
Issued	334,799	1,052,346	164,617	109,490	534,425	589,722
Shares issued on portfolio merger	—	—	3,321,957	—	—	—
Reinvested	12,303	32,811	14,575	327	5,841	—
Redeemed	(1,530,756)	(1,401,411)	(139,463)	(67,448)	(563,377)	(398,215)

Change in Class A Shares	(1,183,654)	(316,254)	3,361,686	42,369	(23,111)	191,507

Class I Shares:
Issued	4,867,009	1,162,008	2,895,647	740,388	1,077,528	4,438,638
Shares issued on portfolio merger	—	—	3,675,470	—	—	—
Reinvested	78,919	70,429	28,254	15,429	71,029	—
Redeemed	(974,231)	(992,993)	(1,689,433)	(340,778)	(1,394,396)	(1,253,761)

Change in Class I Shares	3,971,697	239,444	4,909,938	415,039	(245,839)	3,184,877

Net increase (decrease) from share transactions	2,788,043	(76,810)	8,271,624	457,408	(268,950)	3,376,384

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,801,607	$2,700,684	$7,211,035	$8,071,927	$5,728,705	$6,475,721
Dividends reinvested	833,350	443,264	2,378,440	920,144	1,871,959	605,034
Cost of shares redeemed	(1,818,614)	(1,744,443)	(4,615,641)	(4,314,580)	(3,150,031)	(2,486,516)
Redemption fees	143	3	334	71	55	36

Class A Share Transactions	$2,816,486	$1,399,508	$4,974,168	$4,677,562	$4,450,688	$4,594,275

Net increase (decrease) from capital transactions	$2,816,486	$1,399,508	$4,974,168	$4,677,562	$4,450,688	$4,594,275

Share Transactions:
Class A Shares:
Issued	349,495	253,638	640,953	732,804	497,359	572,049
Reinvested	77,101	41,807	213,935	85,326	165,047	56,139
Redeemed	(166,876)	(163,973)	(410,003)	(394,905)	(275,557)	(223,233)

Change in Class A Shares	259,720	131,472	444,885	423,225	386,849	404,955

Net increase (decrease) from share transactions	259,720	131,472	444,885	423,225	386,849	404,955

7. Federal Income Tax Information:

The character of dividends paid to shareholders for federal income tax purposes during the latest years ended December 31, 2012 and 2011 was (as applicable) as follows:

	Intermediate Income Fund		International Index Fund		Value Index Fund
	2012	2011	2012	2011	2012	2011

From ordinary income	$11,220,863	$11,842,578	$2,510,371	$985,546	$1,141,144	$972,710
From long-term capital gains	2,174,721	2,178,923	—	—	—	—

Total distributions	$13,395,584	$14,021,501	$2,510,371	$985,546	$1,141,144	$972,710

	Growth Index Fund		Small Cap Fund
	2012	2011	2012	2011

From ordinary income	$668,709	$243,797	$—	$—
From long-term capital gains	—	—	887,041	—

Total distributions	$668,709	$243,797	$887,041	$—

Notes to Financial Statements, continued

	Conservative Portfolio		Balanced Portfolio		Growth Portfolio
	2012	2011	2012	2011	2012	2011

From ordinary income	$396,966	$448,448	$761,816	$922,863	$446,907	$605,525
From long-term capital gains	344,316	3,455	1,350,077	4,443	1,208,801	1,756

Total distributions	$741,282	$451,903	$2,111,893	$927,306	$1,655,708	$607,281

The following information is computed on a tax basis for each item as of December 31, 2012:

	Intermediate Income Fund	International Index Fund	Value Index Fund	Growth Index Fund*	Small Cap Fund

Tax cost of portfolio investments	$333,325,721	$131,608,845	$78,873,736	$127,107,739	$55,860,329

Gross unrealized appreciation	20,195,223	12,505,128	8,170,322	14,035,358	14,184,563
Gross unrealized depreciation	(530,254)	(7,004,157)	(1,770,840)	(690,236)	(889,559)

Net unrealized appreciation (depreciation)	19,664,969	5,500,971	6,399,482	13,345,122	13,295,004
Undistributed ordinary income	—	2,368	895,481	23,079	285,000
Undistributed long-term capital gains	290,081	—	—	—	62,104
Capital loss carryforward	—	(2,055,399)	(11,327,037)	(20,898,021)	—
Post-October losses	(165,119)	—	(1,042,512)	—	—
Other temporary differences	—	—	—	—	—

Accumulated earnings (deficit)	$19,789,931	$3,447,940	$(5,074,586)	$(7,529,820)	$13,642,108

			Conservative Portfolio	Balanced Portfolio	Growth Portfolio

Tax cost of portfolio investments			$16,488,926	$41,434,491	$33,133,845

Gross unrealized appreciation			735,222	3,216,522	3,228,673
Gross unrealized depreciation			—	—	—

Net unrealized appreciation (depreciation)			735,222	3,216,522	3,228,673
Undistributed ordinary income			5,320	3,785	—
Undistributed long-term capital gains			114,851	328,847	295,437
Post-October losses			—	—	—
Other temporary differences			—	—	—

Accumulated earnings (deficit)			$855,393	$3,549,154	$3,524,110

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferrals on wash sales loss and post-October loss, and as well as investments in Passive Foreign Investment Companies.

As of the end of tax year ended December 31, 2012, the following Funds have capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Amount	Expires

Value Index Fund	$6,451,715	2017
	4,875,322	2018

	$11,327,037

Growth Index Fund*	$16,159,355	2016
	4,738,666	2017

	$20,898,021

International Index Fund had a post-effective Short Term CLCF of $1,517,411 and Long Term CLCF of $537,988 that is not subject to expiration for the year ended December 31, 2012.

During the year ended December 31, 2012 the Value Index Fund, Growth Index Fund, and Small Cap Fund utilized $2,403,132, $1,683,457, $1,946,038 of capital loss carryforwards, respectively.

*	The Core Stock Fund merged into the Growth Index Fund on December 14, 2012. Please see notes to Financial Statements 9, Business Combinations for more information.

Certain reclassification, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, investments in Real Estate Investment Trusts, net investment losses and sales of contributed securities. These reclassifications have no impact on the net assets or net asset value per share of the Funds and Portfolios and are designed to present each Fund’s or Portfolio’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds and Portfolios for the year ended December 31, 2012:

	Paid in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)

Intermediate Income Fund	$—	$1,071,446	$(1,071,446)
International Index Fund	(3,542)	(8,774)	12,316
Value Index Fund	—	(38,522)	38,522
Growth Index Fund	19,273,775	11,656	(19,285,431)
Small Cap Fund	(1,681)	—	1,681
Conservative Portfolio	—	25,859	(25,859)
Balanced Portfolio	1	33,707	(33,708)
Growth Portfolio	(1)	12,896	(12,895)

The Funds and Portfolios have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2009 through 2012) and have concluded that no provision for income tax is required in their financial statements.

8. Commitments and Contingencies

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s and Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund or Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

9. Business Combinations

On September 28, 2012, the Board of Trustees of Praxis Mutual Funds approved management’s proposal to combine Core Stock Fund (the “Target Fund”) into Growth Index Fund (the “Acquiring Fund”) pursuant to an Agreement and Plan of Reorganization (“Agreement”). The Agreement with respect to the Target Fund was approved by the Target Fund’s shareholders at a special meeting of shareholders held on December 12, 2012. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement, shareholders of the Target Fund received 1.131 and 1.132 Class A and Class I shares, respectively in the Acquiring Fund in exchange for each share held in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of $80,578,406 and identified cost of $77,542,442 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/(Depreciation)

Target Fund
Core Stock Fund				$3,035,964
Class A	2,938,029	$38,527,148	13.11
Class I	3,245,618	42,884,490	13.21

Acquiring Fund
Growth Index Fund				9,622,415
Class A	407,436	4,725,335	11.60
Class I	5,138,966	59,960,210	11.67

Post Reorganization
Growth Index Fund				12,658,379
Class A	3,729,393	43,252,483	11.60
Class I	8,814,436	102,844,700	11.67

Expenses related to the reorganization were incurred by the Target Fund.

Notes to Financial Statements, continued

Assuming the reorganization had been completed on January 1, 2012, the beginning of the annual reporting period, the pro forma results of operations for the year ended December 31, 2012, are as follows:

Net investment income (loss)	$1,885,215
Net realized/unrealized gains (losses)	44,002,873
Change in net assets resulting from operations	45,888,088

10. Subsequent Events

The Funds and Portfolios evaluated subsequent events from December 31, 2012 through the date these financial statements were issued. There were no significant events that would have a material impact on the Funds’ and Portfolios’ financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of the Praxis Mutual Funds:

We have audited the accompanying statements of assets and liabilities of the Praxis Mutual Funds (comprised of the Praxis Intermediate Income Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio, and Praxis Genesis Growth Portfolio) (collectively, the “Funds”), including the schedules of portfolio investments, of as of December 31, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers, and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Praxis Mutual Funds at December 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 27, 2013

Additional Fund Information (unaudited)	December 31, 2012

Security Allocation:

The Praxis Mutual Funds invested, as a percentage of net assets, in the following as of the year ended December 31, 2012.

Intermediate Income Fund

Security Allocation	Percentage of Net Assets
Asset Backed Securities	4.3%
Commercial Mortgage Backed Securities	4.9%
Foreign Bonds	0.9%
Municipal Bonds	2.9%
Corporate Bonds	38.3%
Corporate Notes	1.1%
Federal Farm Credit Bank	0.6%
Federal Home Loan Bank	3.7%
Federal Home Loan Mortgage Corp.	20.4%
Federal National Mortgage Association	17.8%
Government National Mortgage Association	0.2%
Small Business Administration	0.1%
U.S. Department of Housing and Urban Development	0.4%
Mutual Fund	1.1%
Short Term Investment	3.5%

Total	100.2%

International Index Fund

Security Allocation	Percentage of Net Assets
Australia	5.9%
Austria	0.2%
Belgium	0.2%
Brazil	3.2%
Canada	7.4%
Chile	0.7%
China	2.6%
Colombia	0.7%
Denmark	0.8%
Finland	0.3%
France	5.9%
Germany	6.2%
Greece	0.1%
Hong Kong	3.6%
Hungary	0.1%
India	1.8%
Indonesia	0.7%
Ireland	1.3%
Israel	0.4%
Italy	1.5%
Japan	13.8%
Jersey	0.3%
Mexico	1.6%
Netherlands	4.6%
Norway	1.0%
Peru	0.2%
Portugal	0.1%
Russia	0.8%
Singapore	2.2%
South Africa	1.8%
South Korea	2.7%
Spain	2.0%
Sweden	1.8%
Switzerland	6.6%
Taiwan	2.5%
Turkey	0.3%
United Kingdom	12.0%
United States	0.6%

Security Allocation	Percentage of Net Assets
Corporate Notes	0.9%
Short Term Investment	0.7%

Total	100.1%

Value Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.1%
Preferred Stock	0.0%
Corporate Notes	1.3%
Short Term Investment	1.1%

Total	100.5%

Growth Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.8%
Corporate Notes	0.8%
Short Term Investment	0.6%

Total	100.2%

Small Cap Fund

Security Allocation	Percentage of Net Assets
Common Stocks	94.4%
Corporate Notes	1.1%
Short Term Investment	4.4%

Total	99.9%

Genesis Conservative Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.1%

Genesis Balanced Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.1%

Genesis Growth Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.2%

Additional Fund Information (unaudited), continued	December 31, 2012

Proxy Voting:

The Adviser and Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds and Portfolios. A description of the policies and procedures that the Adviser and Sub-Advisers use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:

The Trust files a complete listing of the Schedules of portfolio investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site, (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Statement of Additional Information contains more information about the Funds and Portfolios and can be obtained free of charge by calling (800) 977-2947.

Dividends Received Deduction:

For corporate shareholder, the following ordinary dividends paid during the year ended December 31, 2012 qualify for the corporate dividends received deduction:

Value Index Fund	100.0%
Growth Index Fund	100.0%
Conservative Portfolio	29.1%
Balanced Portfolio	40.8%
Growth Portfolio	55.7%

Qualified Dividend Income:

The funds designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-div for the calendar year 2012.

Additional Fund Information (unaudited), continued	December 31, 2012

Expense Comparison:

As a shareholder of the Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period* 7/1/2012-12/31/2012	Expense Ratio During Period** 7/1/2012-12/31/2012

Praxis Intermediate Income Fund
Class A	$1,000.00	$1,022.20	$4.27	0.84%
Class I	1,000.00	1,023.40	2.24	0.44%
Praxis International Index
Class A	1,000.00	1,162.40	8.91	1.64%
Class I	1,000.00	1,172.60	3.93	0.72%
Praxis Value Index Fund
Class A	1,000.00	1,081.20	4.50	0.86%
Class I	1,000.00	1,084.00	1.83	0.35%
Praxis Growth Index Fund
Class A	1,000.00	1,040.80	5.18	1.01%
Class I	1,000.00	1,044.20	1.90	0.37%
Praxis Small Cap Fund
Class A	1,000.00	1,041.10	8.16	1.59%
Class I	1,000.00	1,044.70	4.73	0.92%
Praxis Genesis Conservative Portfolio
Class A	1,000.00	1,074.20	3.08	0.59%
Praxis Genesis Balanced Portfolio
Class A	1,000.00	1,051.50	3.04	0.59%
Praxis Genesis Growth Portfolio
Class A	1,000.00	1,062.30	3.06	0.59%

* Expenses are equal to average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized

Additional Fund Information (unaudited), continued	December 31, 2012

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Praxis Mutual Fund’s expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s or Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period* 7/1/2012-12/31/2012	Expense Ratio During Period** 7/1/2012-12/31/2012

Praxis Intermediate Income Fund
Class A	$1,000.00	$1,020.91	$4.27	0.84%
Class I	1,000.00	1,022.92	2.24	0.44%
Praxis International Index
Class A	1,000.00	1,016.89	8.31	1.64%
Class I	1,000.00	1,021.52	3.66	0.72%
Praxis Value Index Fund
Class A	1,000.00	1,020.81	4.37	0.86%
Class I	1,000.00	1,023.38	1.78	0.35%
Praxis Growth Index Fund
Class A	1,000.00	1,020.06	5.13	1.01%
Class I	1,000.00	1,023.28	1.88	0.37%
Praxis Small Cap Fund
Class A	1,000.00	1,017.14	8.06	1.59%
Class I	1,000.00	1,020.51	4.67	0.92%
Praxis Genesis Conservative Portfolio
Class A	1,000.00	1,022.17	3.00	0.59%
Praxis Genesis Balanced Portfolio
Class A	1,000.00	1,022.17	3.00	0.59%
Praxis Genesis Growth Portfolio
Class A	1,000.00	1,022.17	3.00	0.59%

* Expenses are equal to average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized

Additional Fund Information (unaudited), continued	December 31, 2012

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

Section 15(c) of the 1940 Act requires that each mutual fund’s board of trustees, including a majority of trustees who are not “interested persons” of the fund (“Independent Trustees”), annually review and approve any continuation of the fund’s investment advisory and sub-advisory agreements. At its November 19, 2012 meeting, the Funds’ Board of Trustees, which is comprised of a majority of Independent Trustees, unanimously approved a one-year renewal of each Fund’s Advisory Agreement. Also at its November 19, 2012 meeting, the Board approved a one-year renewal of the Sub-Advisory Agreements for the International Index Fund and the Small Cap Fund. In this section, Advisory and Sub-Advisory Agreements are referred to as the “Agreements.”

In reaching its decision to approve the renewals, the Board considered information furnished to the Board throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings in October and November 2012.

In determining to approve the renewals, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate.

The Board’s conclusions with respect to the renewals were based in part on the Board’s consideration of the investment advisory and sub-advisory agreements in prior years. The Board also observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that the Funds’ shareholders have chosen to invest in the Funds.

The Board’s decision to approve the Agreements was not based on any single factor. Each member of the Board may have weighed certain factors differently. A discussion of factors that figured prominently in the Board’s decision to approve the Agreements is provided below.

INVESTMENT ADVISORY AGREEMENT WITH EVERENCE CAPITAL MANAGEMENT, INC.

In approving the continuation of the Investment Advisory Agreement between each of the Funds and Everence Capital Management, Inc. (the “Adviser”), the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of services the Adviser provides to the Funds. Among other things, the Board considered the Adviser’s experience in serving as investment manager of the Funds, including the experience of senior personnel at the Adviser providing services to the Funds. The Board also considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ legal and compliance environment, in overseeing the Sub-Advisers’ compliance with the Funds’ investment objectives and policies, and its responsiveness in implementing Board directives as they relate to the Funds. In addition, the Board considered the Adviser’s track record and experience providing portfolio management services to the Funds that do not have Sub-Advisers. The Board also considered that the Adviser is responsible for the stewardship investing screening process for the Funds, develops and carries out shareholder advocacy on behalf of the Funds, and manages the Everence Community Investment program in which the Funds participate. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Funds by the Adviser.

Investment Performance of the Funds and Everence

In evaluating each Fund’s investment performance, the Board considered performance in light of the Fund’s investment objectives, strategies, and risks, as disclosed in the Fund’s prospectus. The Board reviewed historical performance data for the Funds, and considered each Fund’s historical performance relative to its benchmark and peer group. The Board also considered the impact of SRI Criteria on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, among other conclusions, the Board reached the following conclusions with regard to performance, net of expenses, for the Funds that do not have Sub-Advisers: Intermediate Income Fund: the Fund’s performance beat the Fund’s benchmark for the one- and five-year periods, while Class A trailed and Class I was in line with the benchmark for the three-year period and, measured against its peer group, the Fund ranked between the 33rd and 81st percentiles over those periods; Value Index Fund: the Fund’s performance trailed the Fund’s benchmark for the one-, three- and five-year periods and, measured against its peer group, the Fund ranked between the 55th and 90th percentiles over those periods; Growth Index Fund: the Fund’s performance beat the Fund’s benchmark for the one-year period although it trailed the benchmark for the three- and five-year periods and, measured against its peer group, the Fund consistently ranked in the top quartile for those periods, ranging between the 9th and 22nd percentiles; Conservative Portfolio: while the Fund had only two full years of investment performance, from which it is difficult to draw meaningful inferences about long-term performance, the Fund trailed its benchmark for the one-year period and, measured against its peer group, was in the fourth quartile for that period; Balanced Portfolio: while the Fund had only two full years of investment performance, from which it is difficult to draw meaningful inferences about long-term performance, the Fund trailed its benchmark for the one-year period and, measured against its peer group, was in the fourth quartile for that period; Growth Portfolio: while the Fund had only two full years of investment performance, from which it is difficult to draw meaningful inferences about long-term performance, the Fund trailed its benchmark for the one-year period and, measured against its peer group, was in the third quartile for that period.

Additional Fund Information (unaudited), continued	December 31, 2012

Costs of Services and Profitability of Everence and Affiliates

The Board then reviewed information regarding the costs of providing the advisory services to the Funds and the profits to be realized by the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser addressed the Board’s questions regarding guidelines for manager selection, fund-related expenses, expense allocations and compensation levels and expense waivers and reimbursements. In its review of the Funds’ total and net expenses, the Board considered the Adviser’s fees, as well as other Fund expenses, such as transfer agent, custodial, legal, compliance and audit fees. The Board also noted the effects of any current expense waivers and reimbursements on fees and expense levels, as well as proposed changes to the current expense limitations and the duration of those waivers and reimbursements. As part of its review, the Board considered the expense ratios and profitability information by Fund compared with peer group fund expense ratios. In addition, the Board reviewed the fee structures and other information provided by the Adviser regarding its services to other clients. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Funds of the services provided to the Funds by the Adviser were fair.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of the Funds’ shareholders. The Adviser represented to the Board that it would consider breakpoints as the Funds grow in size, but that the Funds’ asset values had not yet reached levels at which economies of scale could be realized in the form of breakpoints. The Board then considered the information provided regarding the expense levels of peer group funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board acknowledged the Adviser’s statement that current asset levels did not warrant breakpoints at this time.

Other Benefits

The Board discussed the extent to which the Adviser and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from the Adviser’s relationship with the Funds. The Board noted that the Adviser does not generate soft dollar credits on Fund brokerage transactions. The Board also considered other potential benefits to the Adviser and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material or were reasonable in relation to the services provided.

SUB-INVESTMENT ADVISORY AGREEMENT WITH APERIO GROUP, LLC

In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Aperio Group, LLC (“Aperio”), with respect to portfolio management of Praxis International Index Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services Aperio provides to the International Index Fund. Among other things, the Board considered Aperio’s experience in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Aperio providing portfolio management and other services to the Funds. The Board considered Aperio’s compliance capabilities, its compliance record with respect to the International Index Fund, and the quality of communication among the Adviser, Aperio and the Board. The Board also considered Aperio’s compliance with the Fund’s investment objectives and policies, and its responsiveness in implementing Board directives as they relate to the Fund. In addition, the Board considered Aperio’s track record and experience providing portfolio management services to the Fund. The Board also considered Aperio’s responsiveness in addressing Board questions and requests. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the International Index Fund by Aperio.

Investment Performance of the International Index Fund and Aperio

The Board reviewed historical performance data for the International Index Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of SRI criteria on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, while the Fund had only one full year of investment performance, from which it is difficult to draw meaningful inferences about long-term performance, the Fund’s performance, net of expenses, beat the Fund’s benchmark for the one-year period and, measured against its peer group, was in the third quartile for that period.

Costs of Services and Profitability of Aperio and Affiliates

The Board considered the costs of the services provided by Aperio to the International Index Fund and the profits to be realized by Aperio and its affiliates from their relationship with the International Index Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Index Fund of the services provided by Aperio were fair.

Additional Fund Information (unaudited), continued	December 31, 2012

Economies of Scale

The Board noted that Aperio’s sub-advisory fee schedule currently incorporates breakpoints.

Other Benefits

The Board considered the extent to which Aperio or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Aperio’s relationship with the International Index Fund. Within the context of its overall determinations regarding the Agreements, the Board concluded that Aperio did not derive material benefits from its relationship with the International Index Fund other than its sub-advisory fees.

SUB-INVESTMENT ADVISORY AGREEMENT WITH LUTHER KING CAPITAL MANAGEMENT

In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management Corporation and Luther King Capital Management Corporation (“Luther King Capital Management”), with respect to portfolio management of the Praxis Small Cap Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services Luther King Capital Management provides to the Small Cap Fund. Among other things, the Board considered Luther King Capital Management’s experience in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Luther King Capital Management providing portfolio management and other services to the Funds. The Board considered Luther King Capital Management’s compliance capabilities, its compliance record with respect to the Small Cap Fund, and the quality of communication among the Adviser, Luther King Capital Management and the Board. The Board also considered Luther King Capital Management’s compliance with the Fund’s investment objectives and policies, and its responsiveness in implementing Board directives as they relate to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Small Cap Fund by Luther King Capital Management.

Investment Performance of the Small Cap Fund and Luther King Capital Management

The Board reviewed historical performance data for the Small Cap Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups, noting that the Fund had only three full years of performance history. The Board also considered the impact of SRI criteria on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the Fund’s performance, net of expenses, beat the Fund’s benchmark for the three- and five-year periods although it trailed the benchmark for the one-year period, and, measured against its peer group, the Fund ranked between the 8th and 30th percentiles for the three- and five-year periods and was in the third quartile for the one-year period.

Costs of Services and Profitability of Luther King Capital Management and Affiliates

The Board considered the costs of the services provided by Luther King Capital Management to the Small Cap Fund and the profits to be realized by Luther King Capital Management and its affiliates from their relationship with the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Small Cap Fund of the services provided by Luther King Capital Management were fair.

Economies of Scale

The Board noted that Luther King Capital Management’s sub-advisory fee schedule does not incorporate breakpoints. The Board also acknowledged Luther King Capital Management’s statement that the current fee schedule reflects existing economies of scale.

Other Benefits

The Board considered the extent to which Luther King Capital Management or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Luther King Capital Management’s relationship with the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Luther King Capital Management did not derive material benefits, other than its sub-advisory fees and potentially, certain soft dollar arrangements, from its relationship with the Small Cap Fund.

Management of the Trust (unaudited)

Listed below is basic information regarding the Trustee and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling (800) 977-2947.

Management of the Trust

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee

Interested Trustees[1]

Larry Miller 1110 North Main Street Goshen, IN 46528 Age: 63	Trustee, Indefinite, since 2/19/07	President and CEO of Everence Financial (January 2007 - Present); President and CEO of Everence Federal Credit Union (September 1990 - December 2006)	8	Chair of Board of Directors of Everence Trust Company

[1] These Trustees are “interested” persons under the Investment Company Act of 1940 because of their affiliation with the Adviser.

Independent Trustees

Bruce Harder 1110 North Main Street Goshen, IN 46528 Age: 72	Trustee, Indefinite, since 2/11/00	Retired; Executive Director for Finance and Administration, Tri-Met, the Tri-County Metropolitan Transportation District of Oregon, public transportation system for Portland, Oregon (1986 - 2003); Chairman of the Board, Mennonite Mutual Aid, Goshen Indiana (1997 - 2003)	8	N/A

Karen Klassen Harder, Ph.D. 1110 North Main Street Goshen, IN 46528 Age: 56	Trustee, Indefinite, since 12/2/93	Professor, Bluffton University (September 2001 - present)	8	N/A

R. Clair Sauder 1110 North Main Street Goshen, IN 46528 Age: 69	Trustee, Indefinite, since 6/30/02	Retired; Partner, Encore Enterprises, LLC, retail home furnishings (May 2001 - October 2008); Partner, C&D Enterprises Unlimited, commercial real estate (1982 - present)	8	N/A

Donald E. Showalter, Esq. 1110 North Main Street. Goshen, IN 46528 Age: 71	Trustee, Indefinite, since 12/2/93	Senior Partner, the law firm of Wharton, Aldhizer, & Weaver (June 1965 - present)	8	N/A

Candace L. Smith 1110 North Main Street Goshen, IN 46528 Age: 54	Trustee, Indefinite, since 11/16/07	COO MicroVest Capital Management LLC (2011 - present); CFO MicroVest Capital Management LLC (2005 - 2011); Investment Committee Member, CleanTech Fund LP (2004 - 2008)	8	N/A

Don E. Weaver 1110 North Main Street Goshen, IN 46528 Age: 50	Trustee, Indefinite, since 5/21/07	Chief Risk Officer, Koch Fertilizer, LLC (2012 - present); CFO, Hesston College (2006 - 2012); CIO, Koch Industries and Flint Hills Resources (1987 - 2006)	8	N/A

Management of the Trust (unaudited), continued

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

Officers

David C. Gautsche 1110 North Main Street Goshen, IN 46528 Age: 49	President, Indefinite, since 11/17/08	Senior Vice President, Everence Financial (2008 - Present); Regional Vice President, Everence Financial (1999 - 2008)

Marlo J. Kauffman 1110 North Main Street Goshen, IN 46528 Age: 56	Vice President, Indefinite, since 12/2/93	Financial Services Operation Manager, Everence
Financial (1981 - present); President, Everence
Securities, Inc. (2004 - present); OSJ Principal,
ProEquities, Inc., a broker-dealer (1994 -
Present); Assistant Secretary, Everence Financial
(1990 - Present)

Trent M. Statczar 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 41	Treasurer, Indefinite, since 1/1/09	Director, Beacon Hill Fund Services, Inc. 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

George L. Stevens 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 61	Chief Compliance Officer, Indefinite, since 1/1/09	Director, Beacon Hill Fund Services, Inc. 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

Charles J. Daly, Esq. 70 Fargo Street Boston, Massachusetts 02210 Age: 41	Secretary, Indefinite, since 11/14/11	Vice President, Senior Regulatory Administration Advisor, JPMorgan Chase Bank, N.A (2010 - Present)

For more information about the Praxis Mutual Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:

The Praxis Mutual Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund’s or Portfolio’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ or Portfolio’s performance during their last fiscal year.

Statement Of Additional Information (SAI):

The SAI provides more detailed information about the Praxis Mutual Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the funds or Portfolios, by contacting the broker that sells the Praxis Mutual Funds, or by contacting the Praxis Mutual Funds at:

Praxis Mutual Funds

c/o U.S. Bancorp Fund Services LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone: 1-800-977-2947

Internet: http://www.praxismutualfunds.com(1)

You can review and get copies of the Praxis Mutual Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

•	For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-1520 or calling (202) 551-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.

•	Free from the Commission’s Web site at http://www.sec.gov.

(1)	The Funds’ site is not a part of this prospectus.

Investment Company Act file no. 811-08056

Praxis Mutual Funds

c/o U.S. Bancorp Fund Services LLC

P.O. Box 701

Milwaukee, WI 53201-0701

2130025

Item 2. Code Of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. R. Clair Sauder is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. Audit fees totaled $120,150 for the December 31, 2012 fiscal year end and $139,950 for the December 31, 2011 fiscal year, including fees associated with the annual audit and filing of the registrant’s Form N-SAR.

(b)	Audit-Related Fees. There were audit-related fees of $10,000 for the December 31, 2012 fiscal year related to consent fees for two N-14 filings. There were no audit-related fees for the December 31, 2011 fiscal year.

(c)	Tax Fees. Tax fees totaled $55,950 for the December 31, 2012 fiscal year and $30,600 for the December 31, 2011 fiscal year and consisted of fees for tax compliance services during both years.

(d)	All Other Fees. There were no other fees for the December 31, 2012 or December 31, 2011 fiscal years.

(e)	(1) Audit Committee Pre-Approval Policies.

(A)	Audit Services

Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement. (see also “delegation” below.)

(B) Permissible Non-Audit Services

The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render “permissible non-audit services” to the funds. (a “permissible non-audit service” is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an “adviser-affiliated service provider”), employ the funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor’s independence. (see also “delegation” below.) pre-approval by the committee of non-audit services is not required so Long as:

(1) (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

(C) Delegation

The committee may delegate to one or more of its members (“delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds’ periodic reports and other documents as required under the federal securities laws.

(e)	(2) 0.0% for fiscal years ended December 31, 2012 and December 31, 2011.

(f)	Not applicable

(g)	The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $55,950 for December 31, 2012 and $30,600 for the December 31, 2011 fiscal year.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not applicable.

Item 10. Submission Of Matters To A Vote Of Security Holders.

Not applicable.

Item 11. Controls And Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Praxis Mutual Funds

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Gautsche
David Gautsche
President and Chief Executive Officer
March 8, 2013

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 8, 2013